UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2024

ELIEM THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40708	83-2273741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PMB #117
2801 Centerville Road 1st Floor
Wilmington, DE 19808-1609
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 1-877-ELIEMTX (354-3689)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ELYM	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Acquisition Agreement

On April 10, 2024, Eliem Therapeutics, Inc. (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Acquisition Agreement”) by and among the Company, Tango Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Transitory Subsidiary”), Tenet Medicines, Inc., a Delaware corporation (“Tenet”), and, solely in his capacity as company equityholder representative, Stephen Thomas. The Acquisition Agreement provides for the acquisition of Tenet by the Company through the merger of Transitory Subsidiary into Tenet, with Tenet surviving as a wholly owned subsidiary of the Company (the “Acquisition”). Tenet is a privately held development stage biotechnology company focused on developing therapies to treat a broad range of autoimmune disorders, including systemic lupus erythematosus, immune thrombocytopenia and membranous nephropathy.

At the effective time of the Acquisition, by virtue of the Acquisition and without any action on the part of the holders of common stock of Tenet, (i) all issued and outstanding shares of the common stock of Tenet and (ii) all securities convertible into shares of common stock of Tenet will be converted into the right to receive, in the aggregate, a number of shares of the Company’s common stock (the “Aggregate Consideration”) (rounded to the nearest whole share) equal to fifteen and two-fifths percent (15.4%) of the outstanding shares of the Company’s common stock as of immediately following the closing of the Acquisition (and for the avoidance of doubt, before giving effect to the issuance of any securities pursuant to the Private Placement (as defined below)), calculated on a fully-diluted basis using the treasury stock method (including, for clarity, calculated by disregarding any out-of-the-money outstanding stock options of the Company).

In connection with the Acquisition, the Company will prepare, file and mail a proxy statement and seek the approval of its stockholders to, among other things, issue the Aggregate Consideration issuable in connection with the Acquisition under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) (the “Company Voting Proposals”). Upon the unanimous recommendation of a special committee (the “Special Committee”) of the Company’s Board of Directors (the “Board”) consisting solely of independent and disinterested directors, the Board has determined that the terms of the Acquisition and the other transactions are fair to and in the best interests of the Company and the unaffiliated stockholders, approved the execution of the Acquisition Agreement and, subject to the terms and conditions of the Acquisition Agreement, recommended that the Company’s stockholders vote in favor of the Company Voting Proposals.

Each of the Company and Tenet has agreed to customary representations, warranties and covenants in the Acquisition Agreement, including, among others, covenants relating to the conduct of their respective businesses during the period between the date of signing the Acquisition Agreement and the closing of the Acquisition, using its reasonable best efforts to cause the Acquisition to be consummated, non-solicitation of alternative acquisition proposals, and the conduct of their respective businesses during the period between the date of signing the Acquisition Agreement and the closing of the Acquisition. The Acquisition Agreement includes customary closing conditions, including regarding receipt of the required approvals by the parties’ stockholders (including the affirmative vote of a majority of the aggregate voting power held by disinterested stockholders of the Company), the accuracy of the representations and warranties and compliance by the parties with their respective covenants.

The Acquisition Agreement contains certain termination rights of each of the Company and Tenet, including if the Company’s stockholders fail to adopt and approve the Company Voting Proposals. Upon termination of the Acquisition Agreement under specified circumstances, the Company may be required to pay Tenet a termination fee of $1,000,000 and reimburse Tenet’s expenses up to a maximum of $500,000.

It is expected that, subject to and effective upon the closing of the Acquisition, Dr. Stephen Thomas, the current Chief Executive Officer and a co-founder of Tenet, will be appointed as the interim Chief Executive Officer of the Company, and William Bonificio, the current Chief Business Officer of Tenet, will be appointed as the interim Chief Business Officer of the Company. The board of directors of the combined company will be composed of seven board members, consisting of the five existing board members of the Company, Stephen Thomas, the interim Chief Executive Officer, and one board member designated by Tenet.

Support Agreements and Lock-Up Agreements

Concurrently with the execution of the Acquisition Agreement, (i) each of the stockholders of Tenet (solely in their respective capacities as Tenet stockholders) entered into support and joinder agreements with the Company and Tenet to vote all of their shares of Tenet common stock in favor of adoption of the Acquisition Agreement and against any alternative acquisition proposals (the “Tenet Support and Joinder Agreements”) and (ii) RA Capital Management, L.P. and certain of its affiliated funds entered into a support agreement with the Company and Tenet to vote all of their respective shares of Company common stock in favor of the Company Voting Proposals and against any alternative acquisition proposals (the “Company Support Agreements” and, together with the Tenet Support and Joinder Agreements, the “Support Agreements”).

Concurrently with the execution of the Acquisition Agreement, certain executive officers, directors and stockholders of Tenet and the Company (solely in their respective capacities as stockholders) have entered into lock-up agreements (the “Lock-Up Agreements”) pursuant to which, subject to specified exceptions, they have agreed not to transfer their shares of Company common stock issued in connection with the Acquisition for the 180-day period following the closing of the Acquisition.

Securities Purchase Agreement

On April 10, 2024, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with several accredited institutional investors (the “PIPE Investors”), pursuant to which the Company agreed to issue and sell to the PIPE Investors in a private placement an aggregate of 31,238,282 shares of the Company’s common stock (the “PIPE Shares”), at a price of $3.84 per PIPE Share (the “Private Placement”).

The Private Placement is expected to close immediately following the closing of the Acquisition (the date of closing, the “Closing Date”), subject to the satisfaction of specified customary closing conditions, including approval from the stockholders of the Company, and contingent upon, among other things, the closing of the Acquisition. The Company expects to receive aggregate gross proceeds from the Private Placement of approximately $120.0 million, before deducting estimated offering expenses payable by the Company.

The Company has granted the PIPE Investors indemnification rights with respect to its representations, warranties, covenants and agreements under the Securities Purchase Agreement.

In connection with the Private Placement, the Company will prepare, file and mail a proxy statement and seek the approval of its stockholders to, among other things, issue the PIPE Shares under the rules of Nasdaq.

Registration Rights Agreements

On April 10, 2024, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the PIPE Investors, pursuant to which the Company agreed to register for resale the PIPE Shares. On or prior to the closing of the Acquisition, each Tenet stockholder receiving the Aggregate Consideration in the Acquisition may elect to become party to the Registration Rights Agreement (each such stockholder, together with the PIPE Investors, the “Registrable Holders”), in which case the Company will also register for resale the Aggregate Consideration. Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale of the PIPE Shares and any Aggregate Consideration within 45 days following the closing of the Private Placement (the “Filing Deadline”). The Company has agreed to use commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable and to keep such registration statement effective until the date the PIPE Shares and any Aggregate Consideration covered by such registration statement have been sold or cease to be registrable securities under the Registration Rights Agreement.

If (i) the registration statement has not been filed by the Filing Deadline, (ii) the registration statement has not been declared effective by the U.S. Securities Exchange Commission (the “SEC”) prior to the earlier of (A) five business days after the date on which the Company is notified by the SEC that the registration statement will not be reviewed by the SEC staff or is not subject to further comment by the SEC staff, or (B) 45 days following the Filing Deadline (or, in the event the SEC reviews and has written comments to the registration statement, 90 days following the Filing Deadline) or (iii) after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement for any reason (including by reason of a stop order or the Company’s failure to update such registration statement), subject to certain limited exceptions, then the Company has agreed to make pro rata payments to each Registrable Holder as liquidated damages in an amount equal to 1.0% of the aggregate amount invested by each such Registrable Holder in the registrable securities for the initial day of failure and for each subsequent 30-day period (or pro rata for any portion thereof) for each such month during which such event continues, subject to certain caps set forth in the Registration Rights Agreement.

The Company has granted the Registrable Holders customary indemnification rights in connection with the registration statement. The Registrable Holders have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing descriptions of the Acquisition Agreement, the Company Support Agreements, the Tenet Support and Joinder Agreements, the Lock-Up Agreements, the Securities Purchase Agreement and the Registration Rights Agreement

(collectively, the “Subject Agreements”) do not purport to be complete and are qualified in their entirety by reference to the Acquisition Agreement, the form of Company Support Agreement, the form of Tenet Support and Joinder Agreement, the form of Lock-Up Agreement, the Securities Purchase Agreement and the Registration Rights Agreement, respectively, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5 hereto, respectively, and incorporated herein by reference.

Each of the Subject Agreements has been filed as an exhibit to this Current Report on Form 8-K in accordance with the rules and regulations of the SEC to provide investors with information regarding its terms. The Subject Agreements are not intended to provide any other factual information about the Company or Tenet or to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. The representations, warranties and covenants contained in each Subject Agreement were made only for purposes of such Subject Agreement as of the specific dates therein, were solely for the benefit of the parties to such Subject Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such Subject Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under such Subject Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of a Subject Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Subject Agreements should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Acquisition and the Private Placement is hereby incorporated by reference into this Item 3.02.

The issuance of the Aggregate Consideration in the Acquisition and the offering and sale of PIPE Shares in the Private Placement will be made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Aggregate Consideration to be issued in the Acquisition and the PIPE Shares to be issued and sold in the Private Placement have not been registered under the Securities Act or any state securities laws and such securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The issuance of the Aggregate Consideration in the Acquisition and the issuance and sale of the PIPE Shares will not involve a public offering and will be made without general solicitation or general advertising. The Tenet stockholders receiving the Aggregate Consideration have or will, and the PIPE Investors have, represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the United States federal securities laws.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 11, 2024, the Company and Tenet issued a joint press release announcing the execution of the Acquisition Agreement and the Securities Purchase Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

The investor presentation that will be used by the Company and Tenet in connection with the Acquisition is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company and Tenet have recorded a webcast presentation discussing the Acquisition, the Private Placement and the combined company’s platform and pipeline assets, which will become available at 8:30 a.m. EDT on April 11, 2024. The webcast presentation may be accessed in the Investors section of Eliem’s website at www.eliemtx.com. The transcript of the webcast is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: future expectations, plans and prospects for the Company, Tenet and the combined company following the anticipated consummation of the proposed Acquisition; the anticipated size of and investors in the proposed Private Placement; the anticipated benefits of the Acquisition; the anticipated timing of the closing the Acquisition and the Private Placement, the strategy, the anticipated milestones and key inflection points of the combined company; the anticipated use of proceeds of the Private Placement, the expected cash and cash equivalents of the combined company at closing of the Acquisition and the Private Placement and the anticipated cash runway of the combined company; the expected ownership, management team and board of directors of the combined company; Tenet’s TNT119 product candidate, including expectations regarding TNT119’s therapeutic benefits, clinical potential and clinical development, and anticipated timelines for initiating clinical trials of TNT119, including initiating Phase 2 clinical trials for the treatment of systemic lupus erythematosus and immune thrombocytopenia in the second half of 2024; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “will,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. The combined company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, important risks and uncertainties associated with: completion of the proposed Acquisition and concurrent Private Placement in a timely manner or on the anticipated terms or at all; the satisfaction (or waiver) of closing conditions to the consummation of the Acquisition and the Private Placement, including with respect to the approval of the Company’s and Tenet’s stockholders; risks related to the Company’s and Tenet’s ability to estimate their respective operating expenses and expenses associated with the transaction; uncertainties regarding the impact any delay in the closing would have on the anticipated cash and cash equivalents of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash and cash equivalents; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Acquisition Agreement or the Private Placement; the effect of the announcement or pendency of the Acquisition on the Company’s or Tenet’s business relationships, operating results and business generally; the ability of the combined company to timely and successfully achieve or recognize the anticipated benefits of the Acquisition; the outcome of any legal proceedings that may be instituted against the Company or Tenet following any announcement of the proposed Acquisition and related transactions; costs related to the proposed Acquisition, including unexpected costs, charges or expenses resulting from the Acquisition; changes in applicable laws or regulation; the possibility that the Company or Tenet may be adversely affected by other economic, business and/or competitive factors; competitive responses to the transactions; the Company’s ability to advance TNT119 and/or its other product candidates on the timelines expected or at all and to obtain and maintain necessary approvals from the U.S. Food and Drug Administration and other regulatory authorities; obtaining and maintaining the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring board; replicating in clinical trials positive results found in early-stage clinical trials of TNT119; competing successfully with other companies that are seeking to develop treatments for systemic lupus erythematosus, immune thrombocytopenia, membranous nephropathy and other autoimmune driven inflammatory diseases; maintaining or protecting intellectual property rights related to TNT119 and/or its other product candidates; managing expenses; raising the substantial additional capital needed, on the timeline necessary, to continue development of TNT119 and other product candidates the combined company may develop; achieving the Company’s other business objectives. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the SEC. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Acquisition and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Important Additional Information Will Be Filed with the SEC

In connection with the Acquisition and the Private Placement, the Company intends to file with the SEC preliminary and definitive proxy statements relating to the Acquisition and the Private Placement and other relevant documents. The definitive proxy statement will be mailed to the Company’s stockholders as of a record date to be established for voting on the Aggregate Consideration to be issued in the Acquisition and the PIPE Shares to be issued in the Private Placement and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE ACQUISITION OR THE PRIVATE PLACEMENT OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TENET, THE ACQUISITION AND THE PRIVATE PLACEMENT. Investors and security holders may obtain free copies of these documents (when they become available) on the SEC’s website at www.sec.gov, on the Company’s website at www.eliemtx.com or by contacting the Company’s Investor Relations via email at investorrelations@eliemtx.com or by telephone at (339) 970-2843.

Participants in the Solicitation

The Company, Tenet and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the issuance of the Aggregate Consideration in the Acquisition and the PIPE Shares in the Private Placement and any other matters to be voted on at the special meeting. Information about the Company’s directors and executive officers is included in the Company’s most recent definitive proxy statement filed with the SEC on April 6, 2023 and in the Company’s other filings with the SEC. Additional information regarding the names, affiliations and interests of the Company’s and Tenet’s directors and executive officers will be included in the preliminary and definitive proxy statements (when filed with the SEC).

These documents (when filed with the SEC) will be available free of charge as described above.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated as of April 10, 2024, by and among Eliem Therapeutics, Inc., Tango Merger Sub, Inc., Tenet Medicines, Inc. and, solely in his capacity as the Company Equityholder Representative, Stephen Thomas

10.1	Form of Company Support Agreement

10.2	Form of Tenet Support and Joinder Agreement

10.3	Form of Lock-Up Agreement

10.4	Securities Purchase Agreement, dated April 10, 2024, by and among Eliem Therapeutics, Inc. and the persons party thereto

10.5	Registration Rights Agreement, dated April 10, 2024, by and among Eliem Therapeutics, Inc. and the persons party thereto

99.1	Joint Press Release issued on April 11, 2024

99.2	Investor Presentation, dated April 11, 2024

99.3	Transcript of webcast, dated April 11, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*

Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIEM THERAPEUTICS, INC.

Date: April 11, 2024	By:	/s/ Andrew Levin
Name: Andrew Levin, M.D., Ph.D. Title: Executive Chairman of the Board of Directors

Exhibit 2.1

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

by and among

ELIEM THERAPEUTICS, INC.,

TANGO MERGER SUB, INC.,

TENET MEDICINES, INC.

and,

SOLELY IN HIS CAPACITY AS COMPANY EQUITYHOLDER REPRESENTATIVE,

STEPHEN THOMAS

Dated as of April 10, 2024

-i-

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND TRANSITORY SUBSIDIARY		27
4.1	Organization, Standing and Power	27
4.2	Authority; No Conflict; Required Filings and Consents	28
4.3	Operations of Transitory Subsidiary	28
4.4	Capitalization	28
4.5	Parent Stock	29
4.6	SEC Filings; Financial Statements	29
4.7	Compliance with Laws	29
4.8	Unlawful Payments	29
4.9	Nasdaq Compliance	30
4.10	Financial Advisor	30
4.11	Litigation	30
4.12	Opinion of Financial Advisor	30
4.13	Tax Matters	30
4.14	Debarment; Exclusion	30
4.15	No Other Representations and Warranties	30
4.16	Reliance	30
ARTICLE V PRE-CLOSING COVENANTS		31
5.1	Operation of the Company’s Business	31
5.2	Operation of Parent’s Business	32
5.3	Parent Non-Solicitation	33
5.4	Company Non-Solicitation	34
5.5	Notification of Certain Matters	35
5.6	Proxy Statement	36
5.7	Parent Stockholders’ Meeting	37
5.8	Stockholder Approval	39
5.9	Regulatory Filings and Consents	39
5.10	Access to Information	39
5.11	Delivery of Financial Statements	39
5.12	Closing Efforts; Legal Conditions to the Merger; Third-Party Consents	40
5.13	Public Disclosure	40
ARTICLE VI CONDITIONS TO CONSUMMATION OF THE MERGER		41
6.1	Conditions to Obligations of Parent and Transitory Subsidiary	41
6.2	Conditions to Obligations of the Company	42
ARTICLE VII ADDITIONAL AGREEMENTS		43
7.1	Proprietary Information	43
7.2	No Claims	43
7.3	Indemnification	44
7.4	Tax Matters	44
7.5	Private Placement	45
7.6	280G Covenant	45
7.7	Post-Closing Directors and Officers of Parent	46
7.8	Registration Rights	46

-ii-

ARTICLE VIII TERMINATION AND AMENDMENT		46
8.1	Termination	46
8.2	Effect of Termination	47
8.3	Fees and Expenses	47
8.4	Amendment	49
8.5	Extension; Waiver	49
ARTICLE IX DEFINITIONS		49
ARTICLE X MISCELLANEOUS		62
10.1	Non-Survival of Representations and Warranties	62
10.2	Notices	62
10.3	Entire Agreement	63
10.4	Third-Party Beneficiaries	63
10.5	Assignment	63
10.6	Severability	63
10.7	Counterparts and Signature	64
10.8	Interpretation	64
10.9	Governing Law	64
10.10	Remedies	64
10.11	Confidentiality	65
10.12	Submission to Jurisdiction	65
10.13	Amendment	65

Exhibits:

Exhibit A	Form of Securities Purchase Agreement
Exhibit B	Form of SAFE Cancellation Agreement
Exhibit C	Form of Parent Support Agreement
Exhibit D	Form of Certificate of Merger
Exhibit E	Form of Amended and Restated Certificate of Incorporation of the Surviving Corporation
Exhibit F	Form of Letter of Transmittal
Exhibit G	Form of Company Support and Joinder Agreement
Exhibit H	Form of Written Consent
Exhibit I	Form of Lock-Up Agreement

Schedules:

Schedule 1-A	Specified Parent Support Agreement Signatories
Schedule 1-B	Specified Parent Lock-up Agreement Signatories
Schedule AS	Allocation Schedule
Schedule B	Illustrative Calculation of Base Shares
Schedule K	Company Knowledge Parties

Parent Disclosure Schedule

Company Disclosure Schedule

-iii-

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this “Agreement”) is entered into as of April 10, 2024, by and among: Eliem Therapeutics, Inc., a Delaware corporation (“Parent”); Tango Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Transitory Subsidiary”); Tenet Medicines, Inc., a Delaware corporation (the “Company”); and solely in such Person’s capacity as the Company Equityholder Representative, Stephen Thomas (the “Company Equityholder Representative”).

RECITALS

WHEREAS, the Boards of Directors of Parent and the Company deem it advisable and in the best interests of each corporation and their respective stockholders that Parent acquire the Company, in accordance with and on the terms contemplated by this Agreement, in order to advance the long-term business interests of Parent and the Company;

WHEREAS, Parent, Transitory Subsidiary and the Company intend to effect a reorganization in which Transitory Subsidiary will merge with and into the Company, Transitory Subsidiary will cease to exist, and the Company will survive as a direct, wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, the Parent Board established a special committee thereof consisting only of independent and disinterested directors (the “Special Committee”) to, among other things, consider, review, evaluate and negotiate this Agreement and the Contemplated Transactions;

WHEREAS, the Special Committee has unanimously (a) determined that the Contemplated Transactions are fair to, advisable and in the best interests of Parent and the Disinterested Stockholders (as defined below) and (b) recommended that the Parent Board adopt resolutions approving, adopting and declaring advisable this Agreement and the Contemplated Transactions, and, upon the terms and subject to the conditions set forth in this Agreement, recommended that the stockholders of Parent vote to approve the Parent Stockholder Matters and the Other Parent Stockholder Matters;

WHEREAS, the Parent Board, upon the recommendation of the Special Committee, has unanimously (a) determined that the Contemplated Transactions are fair to, advisable and in the best interests of Parent and the Disinterested Stockholders, (b) approved, adopted and declared advisable this Agreement and the Contemplated Transactions, and (c) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of Parent vote to approve the Parent Stockholder Matters and the Other Parent Stockholder Matters;

WHEREAS, the Board of Directors of Transitory Subsidiary has (a) determined that the Contemplated Transactions are fair to, advisable, and in the best interests of Transitory Subsidiary and its sole stockholder, (b) approved, adopted and declared advisable this Agreement and the Contemplated Transactions and (c) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that its sole stockholder votes to adopt this Agreement and thereby approve the Contemplated Transactions;

WHEREAS, the Company Board has unanimously (a) determined that the Contemplated Transactions are fair to, advisable and in the best interests of the Company and its stockholders, (b) approved, adopted and declared advisable this Agreement and the Contemplated Transactions and (c) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of the Company vote to approve the Company Stockholder Matters;

WHEREAS, the parties intend that the Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and that this Agreement be a “plan of reorganization” for purposes of Sections 354 and 361 of the Code and within the meaning of Section 1.368-2(g) of the Treasury Regulations;

WHEREAS, certain investors have entered into a securities purchase agreement, representing an aggregate commitment of at least $120 million, in substantially the form attached hereto as Exhibit A (collectively, the “Securities Purchase Agreement”), pursuant to which such Persons have agreed, subject to the terms and conditions set forth therein, to subscribe and purchase shares of Parent as of immediately following the Effective Time (the “PIPE Financing”);

WHEREAS, concurrently with the execution of this Agreement, and as a condition to the willingness of Parent to enter into this Agreement, each of the Company Stockholders has entered into (i) support and joinder agreements, dated as of the date of this Agreement, in the form attached as Exhibit G, (the “Company Support and Joinder Agreements”), and (ii) lock-up agreements in substantially the form attached hereto as Exhibit J;

WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Company’s willingness to enter into this Agreement, the officers, directors and stockholders of Parent (i) listed on Schedule 1-A have entered into Support Agreements, dated as of the date of this Agreement, in the form attached hereto as Exhibit C (the “Parent Support Agreements”), pursuant to which such stockholders have, subject to the terms and conditions set forth therein, agreed to vote all of their shares of capital stock of Parent in favor of the Parent Stockholder Matters at the Parent Stockholders’ Meeting to be convened following the Closing and (ii) listed on Schedule 1-B have entered into lock-up agreements in substantially the form attached hereto as Exhibit J;

WHEREAS, it is expected that within one (1) Business Day after the execution and delivery of this Agreement (a) the Company Stockholders, representing the Company Stockholder Approval, will execute and deliver an action by written consent in substantially the form attached hereto as Exhibit I.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, Transitory Subsidiary, the Company, and (solely in such Person’s capacity as the Company Equityholder Representative) the Company Equityholder Representative agree as follows:

ARTICLE I

THE MERGER

1.1 Merger; Effective Time of the Merger.

(a) Merger.

(i) Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the applicable provisions of the DGCL, Parent, Transitory Subsidiary and the Company (Transitory Subsidiary and the Company sometimes being referred to herein as the “Merger Constituent Corporations”) shall cause the Merger to be consummated. The Merger shall be consummated at the Effective Time in accordance with this Agreement and evidenced by a certificate of merger relating to the Merger in substantially the form of Exhibit D (the “Certificate of Merger”).

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(ii) Upon the Effective Time, the separate corporate existence of Transitory Subsidiary shall cease and the Company, as the surviving corporation of the Merger (hereinafter referred to for the periods at and after the Effective Time as the “Surviving Corporation”), shall continue its corporate existence under the DGCL as a wholly owned subsidiary of Parent.

(b) Effective Time of the Merger. Subject to the provisions of this Agreement, Parent and Transitory Subsidiary shall cause the Certificate of Merger to be executed, acknowledged and filed with the Secretary of State of the State of Delaware. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by Parent and the Company in writing and specified in the Certificate of Merger (the “Effective Time”).

1.2 Closing; Actions at the Closing.

(a) The Closing shall take place at 10:00 a.m., Eastern time, on the Closing Date remotely by electronic exchange of documents and/or at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, unless another date, place or time is agreed to in writing by Parent and the Company.

(b) At the Closing:

(i) the Company shall deliver to Parent and the Transitory Subsidiary the various certificates, instruments and documents referred to in Section 6.1;

(ii) Parent and the Transitory Subsidiary shall deliver to the Company the various certificates, instruments and documents referred to in Section 6.2;

(iii) Parent shall file with the Secretary of State of the State of Delaware the Certificate of Merger; and

(iv) Parent, the Company, and Transitory Subsidiary shall take, or cause to be taken, the actions set forth in Section 1.1(a) and Section 1.1(b).

1.3 Effects of the Merger.

At and after the Effective Time, (i) Transitory Subsidiary shall merge with and into the Company, the separate existence of Transitory Subsidiary shall cease, and the Company shall survive the Merger as the Surviving Corporation, (ii) the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL and (iii) the Company Certificate of Incorporation shall be amended and restated in its entirety to read as set forth on Exhibit E. Without limiting the foregoing, the Surviving Corporation shall thereupon and thereafter possess all of the rights, property, privileges, powers and franchises, of a public as well as a private nature, of each of the Merger Constituent Corporations, and shall become subject to all the restrictions, disabilities and duties of each of the Merger Constituent Corporations. In addition, Parent shall cause the by-laws of the Surviving Corporation to be amended and restated in their entirety so that, immediately following the Effective Time, they are identical to the by-laws of Transitory Subsidiary as in effect immediately prior to the Effective Time, except that all references to the name of Transitory Subsidiary therein shall be changed to refer to the name of the Company.

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1.4 Directors and Officers.

(a) The directors of Transitory Subsidiary immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation immediately after the Effective Time, each to hold office in accordance with the certificate of incorporation and by-laws of the Surviving Corporation.

(b) The officers of Transitory Subsidiary immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and by-laws of the Surviving Corporation.

1.5 Additional Action. The Surviving Corporation may, at any time from and after the Effective Time, take any action, including executing and delivering any document, in the name and on behalf of either the Company or the Transitory Subsidiary in order to consummate and give effect to the transactions contemplated by this Agreement.

ARTICLE II

CONVERSION OF SECURITIES

2.1 Conversion of Capital Stock; Treatment of Company SAFEs.

(a) Capital Stock of Transitory Subsidiary. At the Effective Time, by virtue of the Merger and without any action on the part of Parent or Transitory Subsidiary, each share of common stock, par value $0.001 per share, of Transitory Subsidiary issued and outstanding immediately prior to the Effective Time shall be cancelled and, in exchange for the cancellation of such shares of Transitory Subsidiary common stock and the funding of the Aggregate Consideration by Parent, the Surviving Corporation shall issue an equivalent number of shares of common stock, par value $0.0001 per share, all of which shares shall be held by Parent, and which shall constitute the only outstanding shares of common stock of the Surviving Corporation immediately following the Effective Time.

(b) Cancellation of Treasury Stock and Parent-Owned Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, the Company, any holder of Company Stock or any other Person, each share of Company Stock that is owned by the Company as treasury stock and each share of Company Stock that is owned by Parent, Transitory Subsidiary or any other wholly-owned direct or indirect subsidiary of Parent as of immediately prior to the Effective Time shall be cancelled and shall cease to exist and no payment or consideration shall be delivered in exchange therefor.

(c) Conversion of Company Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, the Company, any holder of Company Stock or any other Person, each share of Company Common Stock that is issued and outstanding as of immediately prior to the Effective Time (other than (A) shares of Company Common Stock referenced in Section 2.1(b) and (B) Dissenting Shares) shall be converted into the right to receive the applicable portion of the Aggregate Consideration as set forth on the Allocation Schedule.

(d) Treatment of SAFE Agreements. Immediately prior to the Effective Time, with respect to each Company SAFE that is then outstanding, such Company SAFE shall (in accordance with the SAFE Cancellation Agreement(s)), without any action on the part of Parent, the Company, any SAFE Holder or any other Person, terminate and be cancelled, and be converted into the right to receive the applicable portion of the Aggregate Consideration as set forth on the Allocation Schedule.

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(e) Payment Certificate; Closing Date Payments.

(i) No later than three (3) Business Days prior to the Closing Date, the Company shall deliver to Parent: (A) the Payment Certificate; (B) a pay-off letter in form and substance reasonably satisfactory to Parent duly executed by each Person to whom any Indebtedness is (or at the Closing will be) owed by the Company or the Surviving Corporation, if any, which shall include a complete release of the Company and the Surviving Corporation from all Liens, liabilities and other obligations with respect to such Indebtedness, effective upon the discharge of such Indebtedness at the Closing; and (C) final invoices submitted by each Person to whom any Company Transaction Expenses (other than any Taxes included in Company Transaction Expenses) are (or at the Closing will be) owed, which shall state that the amount invoiced thereby represents all Company Transaction Expenses payable to such Person with respect to the period through the Closing.

(ii) At the Closing, Parent shall make the following payments, in each case in the respective amounts set forth in the Payment Certificate:

(A) to each Person specified in the Payment Certificate as a recipient of payments in respect of the Closing Indebtedness, by wire transfer of immediately available funds, the amount payable to such Person as specified in the Payment Certificate;

(B) to each Person specified in the Payment Certificate as a recipient of payments in respect of Company Transaction Expenses that remain unpaid as of immediately prior to the Effective Time, by wire transfer of immediately available funds, the amount payable to such Person as specified in the Payment Certificate; and

(C) to the Transfer Agent, the Aggregate Consideration by shares of Parent Common Stock issued in book entry.

(f) Certain Adjustments to Per Share Amounts. All per share amounts payable to the Company Equityholders pursuant to this Article II shall be adjusted, as applicable and appropriate, to reflect fully the effect of any reclassification, stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Company Stock), reorganization, recapitalization or other like change with respect to Company Stock occurring (or for which a record date is established) after the date of this Agreement and prior to the Effective Time.

(g) No Fractional Shares. Except as otherwise provided in this Section 2.1(g), no fractional shares of Parent Common Stock shall be issued in exchange for any Company Stock or any Company SAFE, and no holder of any Company Stock or Company SAFE shall be entitled to receive a fractional share of Parent Common Stock. Any holder of Company Common Stock who would otherwise be entitled to receive a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock issuable to such holder) shall receive from Parent, in lieu of such fractional share and upon surrender by such holder of a letter of transmittal in accordance with Section 2.2 and any accompanying documents as required therein: (i) one share of Parent Common Stock if the aggregate amount of fractional shares of Parent Common Stock such holder of Company Common Stock would otherwise be entitled to is equal to or exceeds 0.50; or (ii) no shares of Parent Common Stock if the aggregate amount of fractional shares of Company Common Stock such holder would otherwise be entitled to is less than 0.50, with no cash being paid for any fractional share eliminated by such rounding.

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2.2 Payment Fund. The procedures for exchanging outstanding shares of Company Stock for the consideration to be paid to the holders of such Company Stock in connection with the Merger are as follows:

(a) Transfer Agent. The Transfer Agent shall, pursuant to instructions from Parent in accordance with the Allocation Schedule, deliver the Aggregate Consideration to the Company Equityholders. The Payment Fund shall not be used for any purpose other than as specified in this Section 2.2(a).

(b) Exchange Procedures. Promptly after the Effective Time, Parent shall mail to each holder of record of Company Stock that was issued and outstanding as of immediately prior to the Effective Time (i) a Letter of Transmittal and (ii) instructions for effecting the surrender of stock certificates (to the extent the applicable share of Company Stock are certificated) in exchange for the applicable Aggregate Consideration that is or may become payable with respect thereto pursuant to the terms of this Agreement. Upon (A) (i) proper surrender of a Certificate for cancellation to Parent or (ii) confirmation by the Company’s transfer agent of cancellation of such Certificates(s) and (B) delivery of a duly completed and executed Letter of Transmittal, the holder of Company Stock shall be entitled to receive in exchange therefor the number of shares of Parent Common Stock as determined in accordance with Section 2.1 and reflected on the Allocation Schedule attached to the Payment Certificate. If payment in respect of any share of Company Stock is to be made to a Person other than the Person in whose name such share of Company Stock is registered, it shall be a condition of payment that the signatures on any related stock power shall be properly guaranteed and that the Person requesting such payment shall have established to the satisfaction of Parent that any transfer and other Taxes required by reason of such payment to a Person other than the registered holder of such shares of Company Stock have been paid or are not applicable. Until surrendered or cancelled as contemplated by this Section 2.2(b), each Certificate shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender or cancellation the applicable Aggregate Consideration that becomes payable in respect of such Certificate pursuant to this Agreement. Holders of Certificates shall not be entitled to receive any portion of the Aggregate Consideration to which they would otherwise be entitled until such Certificates are properly surrendered or cancelled.

(c) No Further Ownership Rights in Company Stock. All consideration paid in accordance with the terms of this Section 2.2 shall be deemed to have been paid in satisfaction of all rights pertaining to such shares of Company Stock, and from and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Stock which were outstanding as of immediately prior to the Effective Time.

(d) Termination of Payment Fund. Any portion of the Payment Fund deposited with the Transfer Agent (including shares of Parent Common Stock issued to a Parent reserve account) that remains undistributed to the holders of Company Stock as of six (6) months after the Effective Time shall be delivered to Parent (subject to abandoned property, escheat or similar Law), upon demand, and any holder of Company Stock who is entitled to such amount under this Section 2.2 shall (subject to Section 2.2(e)) be entitled to seek payment of such amount from Parent only as a general creditor thereof.

(e) No Liability. To the extent permitted by applicable Law, none of Parent, Transitory Subsidiary, the Company, the Surviving Corporation or the Transfer Agent shall be liable to any Company Equityholder for any amount delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any shares of Company Stock shall not have been exchanged prior to the first (1st) anniversary of the Closing Date (or immediately prior to such earlier date on which the related consideration payable pursuant to this Article II would otherwise escheat to or become the property of any Governmental Entity), any such consideration in respect thereof shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

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2.3 Dissenting Shares.

(a) Notwithstanding anything to the contrary contained in this Agreement, Dissenting Shares shall not be converted into or represent the right to receive any portion of the Aggregate Consideration in accordance with Section 2.1, but shall be entitled only to such rights as are granted by the DGCL to a holder of Dissenting Shares.

(b) If any Dissenting Shares shall lose their status as such (through failure to perfect or otherwise), then, as of the later of the Effective Time or the date of loss of such status, such shares shall automatically be converted into and shall represent only the right to receive any portion of the Aggregate Consideration otherwise payable in respect thereof pursuant to this Agreement, without interest thereon, upon surrender of a duly executed Letter of Transmittal and cancellation, in each case, in the manner set forth in Section 2.2.

(c) The Company shall give Parent (i) prompt notice of any written demand for appraisal received by the Company prior to the Effective Time pursuant to the DGCL, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL that relates to such demand and (ii) the opportunity to direct all negotiations and proceedings with respect to any such demand, notice or instrument. The Company shall not settle or make any payment or settlement offer prior to the Effective Time with respect to any such demand, notice or instrument unless Parent shall have given its written consent to such settlement, payment or settlement offer.

2.4 Company Equityholder Representative.

(a) By their execution of this Agreement or the Letter of Transmittal, approval of the Merger and adoption of this Agreement and/or their acceptance of any consideration pursuant to this Agreement, the Company Equityholders hereby irrevocably (subject only to Section 2.4(e)) appoint the Company Equityholder Representative as the representative, attorney-in-fact and agent of the Company Equityholders in connection with the transactions contemplated by this Agreement and in any litigation or arbitration involving this Agreement. In connection therewith, the Company Equityholder Representative is authorized to do or refrain from doing all further acts and things, and to execute all such documents as the Company Equityholder Representative shall deem necessary or appropriate, and shall have the power and authority to:

(i) act for some or all of the Company Equityholders with regard to all matters pertaining to this Agreement and any agreements ancillary hereto;

(ii) act for the Company Equityholders to transact matters of litigation;

(iii) execute and deliver all amendments, waivers, ancillary agreements, certificates and documents that the Company Equityholder Representative deems necessary or appropriate in connection with the distribution of the Aggregate Consideration by the Transfer Agent, including delivering any update to or correction, amendment or modification of the Allocation Schedule permitted by Section 2.5(a);

(iv) receive funds, make payments of funds, and give receipts for funds;

(v) do or refrain from doing, on behalf of the Company Equityholders, any further act or deed that the Company Equityholder Representative deems necessary or appropriate in the Company Equityholder Representative’s discretion relating to any agreement that may be required by the Transfer Agent in connection with the distribution of the Aggregate Consideration to the Company Equityholders, in each case as fully and completely as the Company Equityholders could do if personally present;

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(vi) give and receive all notices required to be given or received by the Company Equityholders under this Agreement and any agreements ancillary hereto;

(vii) give any written direction to the Transfer Agent on behalf of the Company Equityholders; and

(viii) receive service of process in connection with any claims under this Agreement and any agreements ancillary hereto, including any agreement that may be required by the Transfer Agent in connection with the distribution of the Aggregate Consideration to the Company Equityholders.

(b) All decisions and actions of the Company Equityholder Representative on behalf of the Company Equityholders shall be deemed to be facts ascertainable outside of this Agreement and shall be binding upon all Company Equityholders, and no Company Equityholder shall have the right to object, dissent, protest or otherwise contest the same.

(c) The Company Equityholder Representative shall act for the Company Equityholders on all of the matters set forth in this Agreement in the manner the Company Equityholder Representative believes to be in the best interest of the Company Equityholders. The Company Equityholder Representative is authorized to act on behalf of the Company Equityholders notwithstanding any dispute or disagreement among the Company Equityholders. In taking any action as Company Equityholder Representative, the Company Equityholder Representative may rely conclusively, without any further inquiry or investigation, upon any certification or confirmation, oral or written, given by any Person whom the Company Equityholder Representative reasonably believes to be authorized thereunto. The Company Equityholder Representative may, in all questions arising hereunder, rely on the advice of counsel, and the Company Equityholder Representative shall not be liable to any Company Equityholder for anything done, omitted or suffered in good faith by the Company Equityholder Representative based on such advice. The Company Equityholder Representative undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Company Equityholder Representative. The Company Equityholder Representative shall not have any liability to any of the Company Equityholders for any act done or omitted hereunder as Company Equityholder Representative while acting in good faith. The Company Equityholder Representative shall be indemnified by the Company Equityholders from and against any loss, liability or expense incurred in good faith by the Company Equityholder Representative and arising out of or in connection with the acceptance or administration of the Company Equityholder Representative’s duties hereunder. Any such claim for indemnification shall be satisfied by a claim against the Company Equityholders (with each Company Equityholder liable for the Pro Rata Share of any such claim that is represented by such Company Equityholder’s Company Stock or Company SAFE).

(d) In the event the Company Equityholder Representative becomes unable to perform the Company Equityholder Representative’s responsibilities hereunder or resigns from such position, the Company Equityholders (acting by a written instrument signed by holders of Company Stock who held, as of immediately prior to the Effective Time, a majority (by voting power) of the then outstanding shares of Company Stock) shall select another representative to fill the vacancy of the Company Equityholder Representative, and such substituted representative shall be deemed to be the Company Equityholder Representative for all purposes of this Agreement. The Company Equityholder Representative may be removed only upon delivery of written notice to Parent signed by Persons who, as

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of immediately prior to the Effective Time, held a majority (by voting power) of the then outstanding shares of Company Stock; provided that no such removal shall be effective until such time as a successor Company Equityholder Representative shall have been validly appointed hereunder. The Company Equityholder Representative shall provide Parent with prompt written notice of any replacement of the Company Equityholder Representative, including the identity and address of the new Company Equityholder Representative.

(e) The Company Equityholder Representative agrees not to, directly or indirectly, disclose the existence or terms of this Agreement or any other agreement contemplated hereby or any other information regarding this Agreement, the Merger or any of the other matters contemplated hereby, including information provided to the Company Equityholder Representative pursuant to the terms of this Agreement, except, in each case (i) to the extent such information is or becomes generally known to the public (other than as a result of a disclosure by the Company Equityholder Representative in breach of its obligations under this Section 2.4), (ii) if and to the extent required by applicable Law, (iii) to employees, advisors, agents or consultants of the Company Equityholder Representative and to the Company Equityholders, in each case who have a need to know such information, and further provided that such persons are subject to confidentiality obligations with respect thereto, or (iv) in connection with, and only to the extent required for, enforcement of rights or defense of claims (including, in each case, on behalf of the Company Equityholders) under this Agreement and the transactions contemplated hereby and thereby.

(f) For all purposes of this Agreement:

(i) Parent shall be entitled to rely conclusively on the instructions and decisions of the Company Equityholder Representative as to the settlement of any disputes or claims under this Agreement or any agreements ancillary hereto or any other actions required or permitted to be taken by the Company Equityholder Representative hereunder, and no party hereunder or any Company Equityholder shall have any claim, cause of action, objection or complaint against Parent for any action taken by Parent in reliance upon the instructions or decisions of the Company Equityholder Representative;

(ii) except as specifically set forth herein, no Company Equityholder shall have any right to bring any claim, cause of action, objection or complaint except through the Company Equityholder Representative, and the Company Equityholder Representative shall have the sole authority to act for, and to enforce the rights of, all Company Equityholders in connection with this Agreement and the transactions contemplated hereby;

(iii) the provisions of this Section 2.4 are independent and severable, are irrevocable (subject only to Section 2.4(e)) and coupled with an interest and shall be enforceable notwithstanding any rights or remedies that any Company Equityholder may have in connection with the transactions contemplated by this Agreement; and

(iv) the provisions of this Section 2.4 shall be binding upon the executors, heirs, legal representatives, personal representatives, successor trustees and successors of each Company Equityholder, and any references in this Agreement to a Company Equityholder shall mean and include the successors to the rights of each applicable Company Equityholder hereunder, whether pursuant to testamentary disposition, the Laws of descent and distribution or otherwise.

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2.5 Allocation Schedule.

(a) The Allocation Schedule sets forth a true, correct and complete summary of the allocation of the amounts payable to the Company Equityholders pursuant to this Agreement. From time to time after the Effective Time, the Company Equityholder Representative may, with the written agreement of Parent, update, correct or otherwise amend or modify the Allocation Schedule in any manner that is consistent with the express provisions of this Article II. Parent shall be entitled to rely conclusively on the Allocation Schedule as in effect from time to time, and, as between the Company Equityholders, on the one hand, and Parent and the Surviving Corporation, on the other hand, any amounts delivered by Parent to any Company Equityholder (or delivered by Parent to the Transfer Agent for delivery) in accordance with the Allocation Schedule, shall be deemed for all purposes to have been delivered to the applicable Company Equityholder in full satisfaction of the obligations of Parent and the Surviving Corporation under this Article II.

(b) The Transfer Agent shall pay the portion of the Aggregate Consideration payable to the applicable Company Equityholders in accordance with the Allocation Schedule and the Letters of Transmittal.

2.6 Withholding Rights. Parent, the Company, the Surviving Corporation and the Transfer Agent will be entitled to deduct and withhold from the amounts otherwise payable by it pursuant to this Agreement to any Person, such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign Tax Law, and to collect any necessary Tax forms, including IRS Forms W-8 or W-9, as applicable, or any similar information, from Company Equityholders and any other recipients of payments hereunder; provided, however, that, other than in connection with backup withholding, Parent and the Company shall not, and shall use commercially reasonable efforts to cause the Transfer Agent not to, withhold any amounts from consideration to Company Stockholders for Company Stock pursuant to this Section 2.6 without providing advance notice thereof to the Company Equityholder Representative and giving the Company Equityholder Representative an opportunity to provide additional information or to apply for an exemption from, or a reduced rate of, withholding. In the event that any amount is so deducted and withheld, and properly remitted to the appropriate Governmental Entity in accordance with applicable Law, such amount will be treated for all purposes of this Agreement as having been paid to the Person to whom the payment from which such amount was withheld was made.

2.7 Share Issuance.

(a) All shares of Parent Common Stock issued pursuant to this Agreement shall bear a legend (and Parent will make a notation on its transfer books to such effect) prominently stamped or printed thereon or the substance of which will otherwise be reflected on the books and records of the transfer agent for Parent Common Stock with respect to book-entry shares, in each case reading substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO RESALE IN CONNECTION WITH A DISTRIBUTION AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.”

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Notwithstanding the foregoing, if the recipient of such Parent Common Stock is a “non-U.S. person”, a legend in substantially the following form may also be used:

“THESE SECURITIES MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Parent that, except as set forth in the Company Disclosure Schedule, the statements contained in this Article III are true and correct as of the date of this Agreement and as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date). The Company Disclosure Schedule shall be arranged in sections and paragraphs corresponding to the numbered and lettered sections and paragraphs contained in this Article III; provided, however, that the disclosures in any section or paragraph of the Company Disclosure Schedule shall qualify (a) the corresponding section or paragraph in this Article III and (b) such other sections or paragraphs in this Article III (whether or not there is a specific cross reference) to the extent that it is reasonably apparent on the face of the disclosure that such disclosure also qualifies or applies to such other section or paragraph.

3.1 Organization, Standing and Corporate Power. The Company is a corporation duly organized, validly existing and in corporate good standing under the Laws of the State of Delaware. The Company is duly qualified to conduct business and is in corporate good standing under the Laws of each jurisdiction listed in Section 3.1 of the Company Disclosure Schedule, which jurisdictions constitute the only jurisdictions in which the nature of the Company’s businesses or the ownership or leasing of its properties requires such qualification. The Company has all requisite power and authority (corporate and other) to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Company has made available to Parent complete and accurate copies of its Organizational Documents. The Company is not in default under or in violation of any provision of its Organizational Documents.

3.2 Capitalization.

(a) The authorized capital stock of the Company consists of 23,600,936 shares of Company Common Stock. As of the date of this Agreement, there are (i) 22,420,889 shares of Company Common Stock outstanding, and (ii) no shares of Company Stock held in treasury.

(b) Section 3.2(b) of the Company Disclosure Schedule sets forth a complete and accurate list, as of the date of the Agreement, of the holders of capital stock of the Company, showing the number of shares of capital stock, and the class or series of such shares, held by each stockholder and (for shares other than shares of Company Common Stock) the number of shares of Company Common Stock (if any) into which such shares are convertible. Section 3.2(b) of the Company Disclosure Schedule also sets forth the Company SAFEs that are outstanding as of the date of this Agreement, including the applicable holder(s) thereof and the amounts outstanding. Section 3.2(b) of the Company Disclosure Schedule also indicates all outstanding shares of Company Stock that constitute restricted stock or that are otherwise subject to a repurchase or redemption right, indicating the name of the applicable stockholder, the vesting schedule (including any acceleration provisions with respect thereto), and the repurchase price payable by the Company. All of the issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with all applicable federal and state securities Laws.

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(c) Section 3.2(c) of the Company Disclosure Schedule sets forth a complete and accurate list, as of the date of this Agreement, the number of shares of Company Stock issued to date under the Company Stock Plan and the number of shares of Company Stock reserved for future issuance under the Company Stock Plan. The Company has made available to Parent a complete and accurate copy of the Company Stock Plan and forms of all award agreements thereunder.

(d) There are no Equity Interests of any class of the Company, or any security exchangeable into or exercisable for such Equity Interests, issued, reserved for issuance or outstanding, (ii) there are no options, warrants, equity securities, calls, rights, commitments or agreements to which the Company is a party or by which the Company is bound obligating the Company to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional shares of capital stock or other Equity Interests of the Company or any security or rights convertible into or exchangeable or exercisable for any such shares or other Equity Interests, or obligating the Company to grant, extend, otherwise modify or amend or enter into any such option, warrant, Equity Interest, call, right, commitment or agreement, (iii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right, or to issue or distribute to holders of any Equity Interests of the Company any assets of the Company, including evidences of Indebtedness, and (iv) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any Equity Interests or to pay any dividend or to make any other distribution in respect thereof. Except as set forth in this Section 3.2, as of the date of this Agreement, the Company does not have any outstanding equity compensation or equity-based compensation or any outstanding promises or obligations to grant any equity or equity-based compensation.

(e) There is no agreement, written or oral, between the Company and any holder of its securities, or, to the Company’s Knowledge, among any holders of its securities, relating to the sale or transfer (including agreements relating to rights of first refusal, co-sale rights or “drag along” rights), registration under the Securities Act or the securities Laws of any other jurisdiction, or voting, of the capital stock of the Company.

(f) The Allocation Schedule sets forth a true, correct and complete summary of the allocation of the amounts payable to the Company Equityholders pursuant to this Agreement. The allocation of payments set forth on the Allocation Schedule complies with the terms of the Company’s Organizational Documents, the Company Stock, the Company SAFEs and the Company Stock Plan.

3.3 Subsidiaries. The Company does not have, and has never had, any Subsidiaries. The Company does not own or control directly or indirectly or have any direct or indirect equity participation or similar interest in, or any obligation to provide funding to, any corporation, partnership, limited liability company, joint venture, trust or other business association or entity.

3.4 Authority; No Conflict; Required Filings and Consents.

(a) The Company has all requisite power and authority (corporate and other) to execute and deliver this Agreement and the other agreements contemplated hereby and to perform its respective obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and the other agreements contemplated hereby and, subject to obtaining the Company Stockholder Approval, which is the only approval required from the Company Stockholders, the performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary

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corporate and other action on the part of the Company. Without limiting the generality of the foregoing, the Company Board, at a meeting duly called and held, by the unanimous vote of all directors (i) determined that the Merger is advisable, fair and in the best interests of the Company and its stockholders, (ii) approved this Agreement in accordance with the provisions of the DGCL, and (iii) directed that this Agreement and the Merger be submitted to the stockholders of the Company for their adoption and approval and resolved to recommend that the stockholders of the Company vote in favor of the adoption of this Agreement and the approval of the Merger. This Agreement and all other agreements contemplated hereby have been duly and validly executed and delivered by the Company party thereto and constitutes or will constitute a valid and binding obligation of the Company, enforceable against them in accordance with its terms.

(b) Subject to the filing of the Certificate of Merger as required by the DGCL, neither the execution and delivery by the Company of this Agreement or any other agreement contemplated hereby, nor the performance by the Company of its obligations hereunder or thereunder, nor the consummation by the Company of the transactions contemplated hereby or thereby, will (i) conflict with or violate any provision of the Organizational Documents of the Company, each as amended or restated to date, (ii) require on the part of the Company or any Company Stockholder any notice to or filing with, or any permit, authorization, consent or approval of, any Governmental Entity, (iii) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of Indebtedness, Lien or other arrangement to which the Company is a party or by which the Company is bound or to which any of the assets of the Company are subject, except as would not have, individually or in the aggregate, a Company Material Adverse Effect, (iv) result in the imposition of any Lien upon any assets of the Company or (v) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets.

(c) No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity is required by or with respect to the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except for the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate corresponding documents with the appropriate authorities of other states in which the Company is qualified as a foreign corporation to transact business.

3.5 Financial Statements.

(a) The Company has made available to Parent (i) unaudited balance sheets, statements of profit and loss and statements of cash flows, in each case, as of and for the fiscal year ended December 31, 2023 (the “Year-End Financials”); and (ii) unaudited balance sheet as of the Most Recent Balance Sheet Date and the unaudited statement of profit and loss and unaudited statement of cash flows, in each case, of the Company for the three (3) month period then-ended (the “Interim Financials”). The Year End Financials, and the Interim Financials (collectively, the “Financials”) are true, correct and complete in all material respects and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and consistent with each other; provided that, (i) the Interim Financials are subject to normal, recurring immaterial year-end adjustments and (ii) the Financials omit footnote disclosures required by GAAP. The Financials present fairly in all material respects the Company’s financial condition, operating results and cash flows as of the dates and during the periods indicated therein, subject, in the case of the Interim Financials, to normal, recurring year-end adjustments.

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(b) The Company maintains accurate books and records reflecting its assets and liabilities and maintains proper and adequate internal accounting controls which provide assurance that (i) transactions are executed with management’s authorization, (ii) transactions are recorded as necessary to permit preparation of the financial statements of the Company and to maintain accountability for the Company’s assets, (iii) access to assets of the Company is permitted only in accordance with management’s authorization, (iv) the reporting of assets of the Company is compared with existing assets at regular intervals, and (v) accounts, notes and other receivables and inventory were recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis.

(c) The Company maintains disclosure controls and procedures that are effective to ensure that all material information concerning the Company is made known on a timely basis to the individuals responsible for the preparation of the Company’s financial statements. Section 3.5(c) of the Company Disclosure Schedule lists, and the Company has delivered to Parent copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures.

(d) Section 3.5(d) of the Company Disclosure Schedule lists, and the Company has delivered to Parent copies of the documentation creating or governing, all securitization transactions and “off-balance sheet arrangements” (as defined in Item 303(a)(4) of Regulation S-K of the SEC) effected by the Company. Section 3.5(e) of the Company Disclosure Schedule lists all non-audit services performed by the Company’s auditors for the Company.

(e) The Company has not extended or maintained credit, arranged for the extension of credit, modified or renewed an extension of credit, in the form of a personal loan or otherwise, to or for any director or executive officer of the Company. Section 3.5(e) of the Company Disclosure Schedule identifies any loan or extension of credit maintained by the Company to which the second sentence of Section 13(k)(1) of the Exchange Act would apply.

3.6 Absence of Certain Changes. Since inception, (a) there has occurred no event or development which, individually or in the aggregate, has had, or could reasonably be expected to have in the future, a Company Material Adverse Effect, (b) the Company has conducted its business in the Ordinary Course of Business and (c) the Company has not taken any of the actions set forth in clauses (a) through (w) of Section 5.1.

3.7 Books and Records. The minute books and other similar records of the Company contain complete and accurate records of all actions taken at any meetings of the Company’s stockholders, Board of Directors or any committee thereof and of all written consents executed in lieu of the holding of any such meeting. The books and records of the Company accurately reflect the assets, liabilities, business, of the Company and have been maintained in accordance with good business and bookkeeping practices. Section 3.7 of the Company Disclosure Schedule contains a list of all bank accounts and safe deposit boxes of the Company and the names of persons having signature authority with respect thereto or access thereto.

3.8 Tax Matters.

(a) The Company has properly filed all income and other material Tax Returns that it was required to file, and all such income and other material Tax Returns are true, correct and complete in all material respects. The Company has paid all Taxes, whether or not shown on any Tax Return, that were due and payable. The unpaid Taxes of the Company (i) for taxable periods through the Most Recent Balance Sheet Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the

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Most Recent Balance Sheet and (ii) for taxable periods (or portions thereof) through the Closing Date, will not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with GAAP (excluding any Taxes resulting from the Contemplated Transactions). All unpaid Taxes of the Company for all Tax periods (or portions thereof) commencing after the Most Recent Balance Sheet Date arose in the Ordinary Course of Business, other than any Taxes resulting from the Contemplated Transactions.

(b) All Taxes that the Company is or was required by Law to withhold or collect have been withheld or collected and, to the extent required, have been properly paid to the appropriate Governmental Entity, and the Company has complied in all material respects with all information reporting and backup withholding requirements, including the maintenance of required records with respect thereto, in connection with amounts paid to any creditor, or other third party.

(c) The Company is not and has never been a member of an affiliated group with which it has filed (or been required to file) consolidated, combined, unitary or similar Tax Returns, other than a group of which the common parent is the Company. The Company (i) has no liability under Treasury Regulation Section 1.1502-6 (or any comparable or similar provision of federal, state, local or foreign Law), as a transferee or successor, pursuant to any contractual obligation, or otherwise by operation of Law for any Taxes of any Person other than the Company, and (ii) is not a party to or bound by any Tax indemnity, Tax sharing, Tax allocation or similar agreement (other than any such agreement entered into in the ordinary course of business (such as a loan or a lease) the primary purpose of which is not related to Taxes).

(d) The Company made available to Parent (i) complete and correct copies of all income and other material Tax Returns of the Company relating to Taxes for all taxable periods since inception, (ii) complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by, or agreed to by or on behalf of the Company relating to Taxes for all taxable periods for which the statute of limitations has not yet expired, and (iii) complete and correct copies of all material agreements, rulings, settlements or other Tax documents with or from any Governmental Entity relating to Tax incentives of the Company.

(e) No examination or audit of or relating to any Tax Return of the Company by any Governmental Entity is currently in progress or, to the Knowledge of the Company, has been threatened in writing. No deficiencies for Taxes of the Company have been claimed, proposed or assessed by any Governmental Entity in a writing received by the Company. The Company has not been informed by any jurisdiction in which the Company does not file a Tax Return that the jurisdiction believes that the Company was required to file any Tax Return that was not filed or is subject to Tax in such jurisdiction. The Company has not (i) waived any statute of limitations with respect to Taxes or agreed to extend the period for assessment or collection of any Taxes, which waiver or extension is still in effect, (ii) requested any extension of time within which to file any Tax Return, which Tax Return has not yet been filed, or (iii) executed or filed any power of attorney with any taxing authority, which will remain in effect following the Closing Date.

(f) The Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any period (or portion thereof) ending after the Closing Date as a result of (i) any adjustments under Section 481 of the Code (or any similar adjustments under any provision of the Code or the corresponding foreign, state or local Tax Law), (ii) deferred intercompany gain or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding provision of state, local or foreign Tax Law) with respect to a transaction occurring on or prior to the Closing Date, (iii) a closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law) executed prior to the Closing, (iv) an installment sale or open transaction disposition made prior to the Closing, or (v) a prepaid amount or deferred revenue received on or prior to the Closing Date outside the ordinary course of business.

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(g) The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.

(h) The Company has not distributed to its shareholders or security holders stock or securities of a controlled corporation, nor has stock or securities of the Company been distributed, in a transaction to which Section 355 of the Code applies (i) in the two (2) years prior to the date of this Agreement or (ii) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) that includes the transactions contemplated by this Agreement.

(i) There are no Liens with respect to Taxes upon any of the assets of the Company, other than with respect to Taxes not yet due and payable.

(j) The Company (i) is not a party to any joint venture, partnership, or other arrangement that is treated as a partnership for U.S. federal income Tax purposes and (ii) has not made an entity classification (“check-the-box”) election under Section 7701.

(k) The Company is not subject to Tax in any country other than its country of incorporation, organization or formation by virtue of having a permanent establishment (within the meaning of an applicable Tax treaty) or other fixed place of business in that country.

(l) The Company has not engaged in a “listed transaction” as set forth in Treasury Regulation section 1.6011-4(b)(2). The Company has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code.

(m) The Company has no knowledge of any fact or circumstance, that would reasonably be expected to prevent the Merger from constituting a reorganization within the meaning of Section 368(a) of the Code.

(n) The representations and warranties in this Section 3.8 and, to the extent related to Taxes, Section 3.16, constitute the exclusive representations and warranties of the Company with respect to Taxes.

3.9 Assets.

(a) The Company is the true and lawful owner of, and has good title to, all of the assets (tangible or intangible) purported to be owned by the Company, free and clear of all Liens. The Company owns or leases all tangible assets sufficient for the conduct of its businesses as presently conducted, which tangible assets are reflected in the Financials (other than to the extent disposed of in the Ordinary Course of Business). Except as would not reasonably be expected to be material to the Company, each such tangible asset is free from defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used.

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(b) Except as would not reasonably be expected to be material to the Company, each item of equipment, motor vehicle and other asset that the Company has possession of pursuant to a lease agreement or other contractual arrangement is in such condition that, upon its return to its lessor or owner in its present condition at the end of the relevant lease term or as otherwise contemplated by the applicable lease or contract, Company to such lessor or owner will have been discharged in full.

3.10 Owned and Leased Real Property.

(a) The Company does not own, and has never owned, any real property.

(b) Section 3.10(b) of the Company Disclosure Schedule lists all Leases and lists the term of such Lease, any extension and expansion options, and the rent payable, security deposit, maintenance and like charges thereunder, and any advance rent thereunder. The Company has delivered to Parent complete and accurate copies of the Leases. The Company does not occupy any space other than pursuant to a Lease. With respect to each Lease:

(i) such Lease is legal, valid, binding, enforceable and in full force and effect against the Company that is the party thereto, as applicable, and, to the Company’s Knowledge, against each other party thereto;

(ii) such Lease will continue to be legal, valid, binding, enforceable and in full force and effect against the Company that is the party thereto, as applicable, and, to the Company’s Knowledge, against each other party thereto immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing;

(iii) none of the Company or, to the Knowledge of the Company, any other party, is in breach or violation of, or default under, any such Lease, and no event has occurred, is pending or, to the Knowledge of the Company, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute any such breach or default by the Company or, to the Knowledge of the Company, any other party under such Lease; and no event has occurred that would give rise to a termination right under such Lease;

(iv) there are no disputes, oral agreements or forbearance programs in effect as to such Lease;

(v) the Company has not assigned, transferred, conveyed, mortgaged, subleased, licensed, deeded in trust or encumbered any interest in the leasehold or subleasehold;

(vi) all facilities leased or subleased thereunder are supplied with utilities and other services adequate for the operation of said facilities;

(vii) to the Knowledge of the Company, there are no Liens, easements, covenants or other restrictions applicable to the real property subject to such Lease which would reasonably be expected to impair the current uses or the occupancy by the Company of the property subject thereto;

(viii) no construction, alteration or other leasehold improvement work with respect to the Lease remains to be paid for or performed by the Company;

(ix) the Company is not obligated to pay any leasing or brokerage commission relating to such Lease and will not have any obligation to pay any leasing or brokerage commission upon the renewal or expansion of the Lease; and

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(x) the Financials contain adequate reserves to provide for the restoration of the property subject to the Lease at the end of the respective Lease term, to the extent required by the Lease.

3.11 Intellectual Property.

(a) Section 3.11(a) of the Company Disclosure Schedule lists all Company Registrations, in each case enumerating specifically the applicable filing or registration number, title, jurisdiction in which filing was made or from which registration issued, date of filing and issuance, names of all current applicant(s) and registered owners(s), as applicable. All assignments of Company Registrations to the Company have been properly executed and recorded. To the Knowledge of the Company, all Company Registrations are valid and enforceable and all issuance, renewal, maintenance and other payments that are or have become due with respect thereto have been timely paid by or on behalf of the Company, and there are no Liens on any of the Company Registrations.

(b) There are no inventorship challenges, opposition or nullity proceedings or interferences declared or commenced, or to the Knowledge of the Company, threatened, with respect to any Patent Rights included in the Company Registrations. The Company has (and to Company’s Knowledge any other Person responsible for patent matters has) complied with its duty of candor and disclosure to the United States Patent and Trademark Office and any relevant foreign patent office with respect to all patent and trademark applications filed by or on behalf of the Company and has made no misrepresentation in such applications. The Company has no Knowledge of any information that would preclude the Company (or the applicable owner) from having clear title to the Company Registrations or affecting the patentability, validity or enforceability of any Company Registrations. To the Knowledge of the Company, there has been no public disclosure of any Company Intellectual Property, including in trade publications or at trade shows, prior to filing of any Company Registrations with respect thereto.

(c) Each item of Company Intellectual Property will be owned or available for use by Parent or a Subsidiary of Parent following the Closing on the same terms and conditions as it was immediately prior to the Closing. The Company is the sole and exclusive owner of all Company Owned Intellectual Property, free and clear of any Liens. To the Knowledge of the Company, the Company Intellectual Property constitutes all Intellectual Property necessary to Exploit the Company Offerings in the manner so done currently and contemplated to be done in the future by the Company, or (if necessary for, or used in, the conduct of the business of the Company in the manner currently conducted and contemplated to be conducted in the future by the Company. A true and complete list of all Company Offerings is set forth in Section 3.11(c)(i) of the Company Disclosure Schedule.

(d) The Company has taken all necessary measures to protect the proprietary nature of each item of Company Intellectual Property, and to maintain in confidence all trade secrets and confidential information comprising a part thereof, except as would not individually or in the aggregate reasonably be expected to be material to the Company. The Company has complied in all material respects with all applicable contractual and legal requirements pertaining to information privacy and security. To the Knowledge of the Company, no complaint relating to an improper use or disclosure of, or a breach in the security of, any such information has been made or, to the Knowledge of the Company, threatened against the Company. To the Knowledge of the Company, there has been no: (i) unauthorized disclosure of any third party proprietary or confidential information in the possession, custody or control of the Company, or (ii) breach of the Company’s security procedures wherein confidential information has been disclosed to a third Person.

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(e) The Exploitation of the Company Offerings and the conduct of the Company’s business as of the date hereof and as of the Closing Date, does not (to the Knowledge of the Company with respect to Patent Rights only) infringe, misappropriate, constitutes an unauthorized use of, or otherwise violate the Intellectual Property rights of any Third Party. No claim has been made to the Company in writing or, to the Company’s Knowledge, orally, nor has the Company received any other written, nor, to the Company’s Knowledge, oral notice alleging, that the Exploitation of the Company Offerings or conduct of Company’s business does (or would upon commercialization of any Company Offering) infringe upon, misappropriate, constitutes an unauthorized use of or otherwise violates the Intellectual Property of any Third Party. The Company has not received any written nor, to the Company’s Knowledge, oral notice or communication from any Third Party recommending, suggesting or otherwise alleging that the Exploitation of any Company Offering would require a license under any Intellectual Property of a Third Party. To Company’s Knowledge, no Intellectual Property of a Third Party is required to Exploit any Company Offering other than the Company Licensed Intellectual Property.

(f) To the Knowledge of the Company, no Person (including any employee or current or former consultant of the Company) is infringing, violating or misappropriating any of the Company Intellectual Property. The Company has provided to Parent copies of all written correspondence, analyses, legal opinions, complaints, claims, notices or threats concerning the infringement, violation or misappropriation of any Company Intellectual Property.

(g) Section 3.11(g) of the Company Disclosure Schedule identifies each license, covenant or other agreement pursuant under which the Company has assigned, transferred, licensed, distributed or otherwise granted any right or access to any Person, or covenanted not to assert any right, with respect to any past, existing or future Company Intellectual Property. Except as described in Section 3.11(g) of the Company Disclosure Schedule, the Company has not agreed to indemnify any Person against any infringement, violation or misappropriation of any Intellectual Property rights with respect to any Company Offering or any third party Intellectual Property rights. The Company is not a member of or party to any patent pool, industry standards body, trade association or other organization pursuant to the rules of which it is obligated to license any existing or future Intellectual Property to any Person.

(h) Section 3.11(h) of the Company Disclosure Schedule identifies (i) each item of Company Licensed Intellectual Property and the license or agreement pursuant to which the Company has rights under it (excluding currently-available, off-the-shelf software programs that are part of the Internal Systems and are licensed by the Company pursuant to “shrink wrap” licenses, the total fees associated with which are less than $75,000 per year) (each, an “In-License Agreement”) and (ii) each agreement, contract, assignment or other instrument pursuant to which the Company has obtained any joint or sole ownership interest in or to each item of Company Intellectual Property. The Company is in compliance with all material terms of each In-License Agreement and the Company is not aware of the occurrence of any event or circumstance that has or would give rise to a right of termination under each In-License Agreement.

(i) Schedule 3.11(i) lists each agreement (a) pursuant to which the Company is required to exercise any level of efforts with respect to any Company Intellectual Property or Company Offering (“Company Diligence Obligations”), or (b) pursuant to which any Third Party has the right to re-possess, re-purchase or terminate Company’s rights in any Company Intellectual Property (“IP Reversion Rights”). The Company is in full compliance with all Diligence Obligations. No circumstance exists that would enable a Third Party to exercise any IP Reversion Rights.

(j) Each current or former independent contractor of the Company has executed a valid, binding and enforceable written agreement expressly assigning to the Company all right, title and interest in any inventions and works of authorship, whether or not patentable, invented, created, developed, authored, conceived and/or reduced to practice during the term of such independent contractor’s work for the Company, and all Intellectual Property rights therein, and has waived all moral rights therein to the extent legally permissible.

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(k) The Company has neither sought, applied for nor received any support, funding, resources or assistance from any federal, state, local or foreign governmental or quasi-governmental agency or funding source in connection with the Exploitation of the Company Offerings, the Internal Systems or any facilities or equipment used in connection therewith. No university or Governmental Entity has sponsored any research or development conducted by the Company, or has any claim of right or ownership of or Lien on any Company Intellectual Property or any Company Licensed Intellectual Property that is, or is purported to be, exclusively licensed to the Company.

(l) Neither the negotiation, execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby, will result in (i) a breach of or default under any agreement governing any Company Intellectual Property, (ii) an impairment of the rights of the Company in or to any Company Intellectual Property or portion thereof, (iii) the grant or transfer to any third party of any new license or other interest under, the abandonment, assignment to any third party, or modification or loss of any right with respect to, or the creation of any Lien on, any Company Intellectual Property, (iv) the Company, Parent or any of their respective Affiliates being obligated to pay any penalty or new or increased royalty or fee to any Person under any agreement governing any Company Intellectual Property, or (v) Parent or any of Parent’s Affiliates being (A) bound by or subject to any noncompete or licensing obligation or covenant not to sue or (B) obligated to license any of its Intellectual Property to (or obligated not to assert its Intellectual Property against) any Person.

3.12 Contracts.

(a) Section 3.12(a) of the Company Disclosure Schedule lists the following agreements (each a “Contract”) to which the Company is a party:

(i) any agreement (or group of related agreements) for the lease of personal property from or to third parties;

(ii) any agreement (or group of related agreements) for the purchase or sale of products or for the furnishing or receipt of services (A) which calls for performance over a period of more than one year, (B) which involves more than the sum of $75,000, or (C) in which the Company has granted manufacturing rights, “most favored nation” pricing provisions or marketing or distribution rights relating to any services, products or territory or has agreed to purchase a minimum quantity of goods or services or has agreed to purchase goods or services exclusively from a certain party;

(iii) any agreement providing for any royalty, milestone or similar payments by the Company;

(iv) any agreement concerning the establishment or operation of a partnership, joint venture or limited liability company;

(v) any agreement (or group of related agreements) under which the Company has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) Indebtedness (including capitalized lease obligations) or under which it has imposed (or may impose) a Lien on any of its assets, tangible or intangible;

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(vi) any agreement for the disposition of any assets or business of the Company or any agreement for the acquisition of the assets or business of any other Person (other than purchases of inventory or components in the Ordinary Course of Business);

(vii) any agreement concerning confidentiality, noncompetition or non-solicitation (other than confidentiality agreements with customers of the Company set forth in the Company’s standard terms and conditions of sale or standard form of employment agreement, copies of which have previously been delivered to Parent);

(viii) any employment agreement or consulting agreement;

(ix) any agreement providing for severance, retention, change in control payments, or transaction-based bonuses or incentives;

(x) any settlement agreement or settlement-related agreement (including any agreement in connection with which any employment- or individual services-related claim is settled);

(xi) any agreement entered into by the Company since inception (whether or not in effect as of the date of this Agreement) with any Affiliate of the Company or involving any current or former officer, director or stockholder of the Company or any Affiliate thereof;

(xii) any agreement under which the consequences of a default or termination would reasonably be expected to have a Company Material Adverse Effect;

(xiii) any agency, distributor, sales representative, franchise or similar agreements to which the Company is a party or by which the Company is bound;

(xiv) any agreement which contains any provisions requiring the Company to indemnify any other party (excluding indemnities contained in agreements for the purchase, sale or license of products or services entered into in the Ordinary Course of Business);

(xv) any agreement that could reasonably be expected to have the effect of prohibiting or impairing the conduct of the business of the Company as currently conducted and as currently proposed to be conducted;

(xvi) any agreement that would entitle any third party to receive a license or any other right to Intellectual Property of Parent or any of Parent’s Affiliates (excluding the Company) following the Closing;

(xvii) any agreement relating to grants, funding or other forms of assistance received by the Company from any Governmental Entity;

(xviii) any agreement relating the research, development, clinical trial, manufacturing, distribution, supply, marketing or co-promotion of any products, product candidates or devices in development by or which has been or which is being researched, developed, marketed, distributed, supported, sold or licensed out, in each case by or on behalf of the Company; and

(xix) any other agreement (or group of related agreements) either involving more than $75,000 or not entered into in the Ordinary Course of Business.

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(b) The Company has made available to Parent a complete and accurate copy of each Contract (as amended to date). With respect to each Contract: (i) the Contract is legal, valid, binding and enforceable and in full force and effect against the Company that is the party thereto, as applicable, and, to the Company’s Knowledge, against each other party thereto; (ii) the Contract will continue to be legal, valid, binding and enforceable and in full force and effect against the Company that is the party thereto, as applicable, and, to the Company’s Knowledge, against each other party thereto immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing; and (iii) neither the Company nor, to the Knowledge of the Company, any other party, is in breach or violation of, or default under, any such Contract, and no event has occurred, is pending or, to the Knowledge of the Company, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute any such breach or default by the Company or, to the Knowledge of the Company, any other party under such Contract.

(c) The Company is not a party to any oral contract, agreement or other arrangement which, if reduced to written form, would be required to be listed in Section 3.12(a) of the Company Disclosure Schedule under the terms of Section 3.12(a). The Company is not a party to any written or oral arrangement (i) to perform services or sell products which is expected to be performed at, or to result in, a loss or (ii) for which the customer has already been billed or paid that have not been fully accounted for on the Most Recent Balance Sheet.

3.13 Litigation. As of the date hereof, there is no Legal Proceeding pending or, to the Knowledge of the Company, threatened with respect to, against or affecting the Company or any current or former officer, director, employee, consultant, agent or stockholder of the Company in its, his or her capacity as such or with respect to the Company, or seeking to prevent or delay the transactions contemplated hereby, and no notice of any Legal Proceeding involving or relating to the Company, whether pending or threatened, has been received by the Company. There are no judgments, orders, injunctions, decrees, stipulations or awards (whether rendered by a court, administrative agency or other Governmental Entity, by arbitration or otherwise) against or involving the Company. As of the date hereof, there is no material Legal Proceeding by the Company pending, or which the Company has commenced preparations to initiate, against any other Person.

3.14 Environmental Matters.

(a) The Company has complied with all applicable Environmental Laws except as would not, individually or in the aggregate reasonably be expected to be material to the Company. There is no pending or, to the Knowledge of the Company, threatened Legal Proceeding relating to any Environmental Law involving the Company.

(b) The Company has no liabilities or obligations arising from the release or threatened release of any Materials of Environmental Concern into the environment.

(c) The Company is not a party to or bound by any court order, administrative order, consent order or other agreement between the Company and any Governmental Entity entered into in connection with any legal obligation or liability arising under any Environmental Law.

(d) Set forth in Section 3.14(d) of the Company Disclosure Schedule is a list of all documents (whether in hard copy or electronic form) that contain any environmental reports, investigations and audits relating to premises currently or previously owned or operated by the Company (whether conducted by or on behalf of the Company or a third party, and whether done at the initiative of the Company or directed by a Governmental Entity or other third party) which the Company has possession of or access to. A complete and accurate copy of each such document has been provided to Parent.

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(e) The Company has no Knowledge of any environmental liability relating to any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company.

3.15 Labor and Employment. The Company neither has nor has it ever had any employees. Any service-providing relationships with individuals have been with Sera Services, Inc. (“Sera Services”), which has caused certain of its employees and contractors to provide services to the Company (the “Sera Service Providers”). Other than through cost allocations among Sera and the Company as Affiliates, the Company has no actual or contingent liability with respect to the Sera Service Providers or other individual service providers (or entities in which they are substantial owners and through which they provide services to the Company under contract with Sera or otherwise), including with respect to (i) any misclassification of any person as an independent contractor rather than as an employee, as an employee rather than as an independent contractor, or as a non-employee of the Company when in fact employed by the Company or (ii) any joint employer claims by any employee or contractor leased or seconded from or staffed or provided by a third party. The Company has not breached or violated any applicable Law in any material respect respecting employment and employment practices and terms and conditions of employment.

3.16 Employee Benefit Plans.

(a) The Company neither has nor has ever sponsored, maintained, or contributed to any Company Plan nor has any actual or potential liability with respect to an Employee Benefit Plan. Neither the Company nor any ERISA Affiliate has ever maintained or contributed to or had any actual or potential liability with respect to an Employee Benefit Plan that was ever subject to Section 412 of the Code or Title IV of ERISA.

(b) The Company has not made any payment, is not obligated to make any payment, and is not a party to any agreement, contract, arrangement or plan that could obligate it to make any payment that may be treated as an “excess parachute payment” under Section 280G of the Code (without regard to Sections 280G(b)(4) and 280G(b)(5) of the Code).

3.17 Compliance with Laws. The Company has conducted, and is conducting, its business and operations in compliance in all material respects with all applicable Laws. The Company has not received any notice or other communication from any Governmental Entity or other Person alleging any noncompliance with any applicable Law. The Company has no material liability for failure to comply with any Law and, to the Knowledge of the Company, there is no act, omission, event or circumstance that would reasonably be expected to give rise to any such liability. The Company has not conducted any internal investigation with respect to any actual, potential or alleged violation of any Law by any manager, member or other equity holder or officer or concerning any actual or alleged fraud.

3.18 Unlawful Payments. The Company is and has been in compliance with the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1, et seq., the Organization for Economic Cooperation and Development Convention Against Bribery of Foreign Public Officials in International Business Transactions and legislation implementing such convention, all other international anti-bribery conventions and all applicable anti-corruption or bribery Laws in any jurisdiction in which the Company has conducted its business (collectively, “Anti-Bribery Laws”). The Company has not received any written communication from any Governmental Entity that alleges that the Company, or any of its current or former Representatives, is or may be in violation of, or has, or may have, any liability under, any Anti-Bribery Laws, and no such potential violation of Anti-Bribery Laws has been discovered by or brought to the attention of the Company since inception. The Company has not made or anticipates making any disclosures to any Governmental Entity for potential violations of Anti-Bribery Laws. None of the Company’s current or former Representatives is currently an officer, agent or employee of a Governmental

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Entity. Neither the Company nor any of its current or former Representatives has directly or indirectly offered, given, reimbursed, paid or promised to pay, or authorized the payment of, any money or other thing of value (including any fee, gift, sample, travel expense or entertainment) or any commission payment payable to (a) any Person who is an official, officer, agent, employee or representative of any Governmental Entity or of any existing or prospective customer (whether or not owned by a Governmental Entity), (b) any political party or official thereof, (c) any candidate for political or political party office or (d) any other Person affiliated with any such customer, political party or official or political office, in each case while knowing or having reason to believe that all or any portion of such money or thing of value would be offered, given, reimbursed, paid or promised, directly or indirectly, for purposes not allowable under the Anti-Bribery Laws, to any such official, officer, agent, employee, representative, political party, political party official, candidate, individual, or other Person affiliated with any such customer, political party or official or political office.

3.19 Permits and Regulatory Matters.

(a) The Company owns or holds all material Permits that are required for the Company to conduct its business as presently conducted. Each such Permit is in full force and effect; the Company is in compliance with the terms of each such Permit in all material respects; and, to the Knowledge of the Company, no suspension, revocation, withdrawal, termination, material modification or cancellation of such Permit has been threatened. Each such Permit will continue in full force and effect immediately following the Closing. No legal proceeding is pending or, to the Knowledge of the Company, threatened, which seeks to revoke, limit, suspend, or materially modify any Permit. The Company has made available to Parent all such Permits.

(b) As to each of the product candidates of the Company, including compounds currently under research and/or development by the Company and subject to the jurisdiction of the Food and Drug Administration (“FDA”), European Medicines Agency (“EMA”) or any equivalent Regulatory Authority in any legal jurisdiction other than the U.S. and the European Union (each such product, a “Company Regulated Product”), if any, such Company Regulated Product is being researched, investigated, developed, manufactured, packaged, labeled, stored, distributed, imported and exported, and tested in compliance in all material respects with all applicable Laws. The Company has not received any written notices or correspondence from the FDA, the EMA or any other Regulatory Authority exercising comparable authority, and there is no action or proceeding pending or, to the Company’s Knowledge, threatened (including any prosecution, injunction, seizure, civil fine, suspension or recall), in each case alleging that the Company is not currently in compliance with any and all applicable Laws implemented by the FDA, EMA or any other Regulatory Authority exercising comparable authority.

(c) All preclinical studies and clinical trials, and other studies and tests of any Company Regulated Product conducted by or on behalf of the Company have been, and if still pending are being, conducted in material compliance and to the extent applicable with, the applicable protocol for such study or trial, good laboratory practices, good clinical practices and all applicable Laws, including the FDCA and its implementing regulations governing good laboratory practices and good clinical practices (e.g., 21 C.F.R. Parts 50, 54, 56, and 312 of the U.S. Code of Federal Regulations) and the respective counterparts in the European Union and other jurisdictions outside the United States exercising comparable authority over any Company Regulated Product. Since January 11, 2024, no clinical trial conducted by or on behalf of the Company has been terminated or placed on full or partial clinical hold by the FDA, EMA or by the applicable Institutional Review Board (“IRB”) for safety reasons or otherwise prior to scheduled completion, and neither the FDA, EMA, an IRB nor any other applicable Regulatory Authority that has or has had jurisdiction over, a clinical trial conducted by or on behalf of the Company has initiated, or, to the Company’s Knowledge, threatened to initiate, any action to place a full or partial clinical hold order on, or otherwise terminate or suspend, any proposed or ongoing clinical investigation of the Company Regulated Products conducted or proposed to be conducted by or on behalf of the Company.

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(d) All manufacturing operations conducted by or for the benefit of the Company have been, and are being conducted in material compliance with applicable Laws, including provisions of the FDA’s current good manufacturing practice regulations and comparable regulatory requirements of the EMA and foreign Regulatory Authorities exercising comparable authority. The Company’s facilities are registered, as required, and the Company has established and maintains a quality agreement with each of the third party vendors that manufacture, process, package, or supply ingredients and packaging materials for or distribute the Company Regulated Products. Since January 11, 2024, the Company and, to the Company’s Knowledge, its third party vendors have filed all required notices, registration applications, order forms, reports, supplemental applications and annual or other reports or documents, including adverse experience reports, that are material to the continued development, handling, manufacture, sale, and distribution of the Company Regulated Products. Since January 11, 2024, no supplier or manufacturing site for any Company Regulated Product (whether owned by the Company or that of a contract manufacturer) has been subject to an FDA, EMA or other Regulatory Authority shutdown or import or export prohibition, nor received and not closed out any FDA Form 483 or any other Regulatory Authority notice of inspectional observations, “warning letters,” “untitled letters” or similar correspondence or notice from the FDA, EMA or other Regulatory Authority.

(e) The Company has made available to Parent all material written formal communications submitted by or on behalf of the Company to any Regulatory Authority, and each such communication, including all supplements and amendments thereto, was true, complete and correct as of the applicable date thereof. The Company has made available to Parent all of the material raw preclinical, nonclinical and other data associated with the Company Regulated Products. All material summaries of preclinical, nonclinical and other data and studies provided by the Company to Parent are consistent with the raw preclinical, nonclinical and other data associated with the Company’s Regulated Products, in all material respects, and are true, complete and accurate descriptions of the subject matter thereof, in all material respects. The Company has not made any untrue statement of a material fact or fraudulent statement to the FDA, EMA or any Regulatory Authority or otherwise failed to disclose a material fact required to be disclosed to the FDA, EMA or any Regulatory Authority. The Company is not the subject of any pending or, to the Knowledge of the Company, threatened investigation in respect of any Company Regulated Product pursuant to the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy or the FDA’s Application Integrity Policy. All documents and information filed by the Company with the FDA, EMA or any other Regulatory Authority with respect to the Company Regulated Products, or the manufacturing, handling, storage or shipment of the Company Regulated Products were, at the time of filing, true, complete and accurate in all material respects.

(f) There are no proceedings pending or, to the Knowledge of the Company, threatened against the Company with respect to an alleged material violation of the FDCA or any similar Law administered or promulgated by the EMA or any Regulatory Authority. Neither the Company nor any of its officers and employees has been or is subject to any enforcement proceedings by the FDA or other Regulatory Authority and, to the Knowledge of the Company, no such proceedings have been threatened. There is not any civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, or proceeding pending or in effect against the Company or any of its officers and employees, and to the Company’s Knowledge, the Company has no liability for failure to comply with the FDCA or other similar Laws. There is no act, omission, event, or circumstance of which the Company has Knowledge that would reasonably be expected to give rise to or form the basis for any civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, proceeding or request for information or any liability (whether actual or contingent) for failure to comply with the FDCA or other similar Laws. The Company has not received any written notice that the FDA or any other Regulatory Authority exercising comparable authority has commenced, or, to the Company’s Knowledge, threatened in writing to initiate, any action to enjoin the manufacture and production of the Company Regulated Products or any component thereof at any of its or its suppliers’ facilities.

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(g) Neither the Company nor any of its officers, directors, or employees has been, is, or is in anticipation of being (based on a conviction by the courts or a finding of fault by a regulatory authority): (a) debarred pursuant to the Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a), as amended from time to time; (b) disqualified from participating in clinical trials pursuant to 21 C.F.R. §312.70, as amended from time to time; (c) disqualified as a testing facility under 21 C.F.R. Part 58, Subpart K, as amended from time to time; (d) excluded, debarred or suspended from or otherwise ineligible to participate in a “Federal Health Care Program” as that term is defined in 42 U.S.C. 1320a-7b(f), including under 42 U.S.C. § 1320a-7 or relevant regulations in 42 C.F.R. Part 1001; (e) assessed any civil money penalties pursuant to 42 C.F.R. Part 1003; or (f) included on the HHS/OIG List of Excluded Individuals/Entities, the General Services Administration’s System for Award Management, or the FDA Debarment List or the FDA Disqualified/Restricted List. Neither the Company nor, to the Knowledge of the Company, any of its officers, directors or employees has engaged in any activities that are prohibited, or are cause for civil penalties, or grounds for mandatory or permissive exclusion, debarment, or suspension pursuant to any of these authorities. Since January 11, 2024, the Company has not used, and is currently not using, in any capacity related to any Company Regulated Product, any person that has ever been, or to the Knowledge of the Company, is the subject of a proceeding that could lead to the persons becoming debarred, excluded, disqualified, restricted or suspended pursuant to any of these authorities.

(h) The Company has materially complied with all applicable Laws relating to patient, medical or individual health information, including the Health Insurance Portability and Accountability Act and the standards for the privacy of Individually Identifiable Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and E, the standards for the protection of Electronic Protected Health Information set forth at 45 C.F.R. Part 160 and 45 C.F.R. Part 164, Subpart A and Subpart C, the standards for transactions and code sets used in electronic transactions at 45 C.F.R. Part 160, Subpart A and Part 162, and the standards for Breach Notification for Unsecured Protected Health Information at 45 C.F.R. Part 164, Subpart D, all as amended from time to time. To the Knowledge of the Company, there has been no breach of unsecured protected health information, unpermitted disclosure of personal health information, or breach of personally identifiable information with respect to information maintained or transmitted to the Company that would require notice to a Governmental Entity.

3.20 Insurance. Section 3.20 of the Company Disclosure Schedule lists each insurance policy (including fire, theft, casualty, comprehensive general liability, workers compensation, business interruption, environmental, director and officer liability, product liability and automobile insurance policies and bond and surety arrangements) to which the Company is a party, a named insured or otherwise the beneficiary of coverage, all of which are in full force and effect. Such insurance policies are of the type and in amounts customarily carried by organizations conducting businesses or owning assets similar to those of the Company. There is no claim pending under any such policy as to which coverage has been questioned, denied or disputed by the underwriter of such policy. All premiums due and payable under all such policies have been paid, the Company may not be liable for retroactive premiums or similar payments, and the Company is otherwise in compliance with the terms of such policies in all material respects. The Company has no Knowledge of any threatened termination of, or premium increase with respect to, any such policy. Each such policy will continue to be enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing. Section 3.20 of the Company Disclosure Schedule identifies all claims asserted by the Company pursuant to any insurance policy since the inception of the Company and describes the nature and status of each such claim.

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3.21 Certain Business Relationships With Affiliates. No Affiliate of the Company, directly or indirectly, (a) owns any property or right, tangible or intangible, which is used in the business of the Company, (b) has any claim or cause of action against the Company, (c) owes any money to, or is owed any money by, the Company, or (d) is a party to any contract or other arrangement (written or oral) with the Company. Section 3.21 of the Company Disclosure Schedule describes any transactions or relationships between the Company and any Affiliate thereof that occurred or have existed since the beginning of the time period covered by the Financials.

3.22 Investor Questionnaires. Each Company Equityholder has completed, executed and delivered to the Company an Investor Questionnaire (the “Investor Questionnaire”), dated as of a recent date, and copies of all such executed Investor Questionnaires have been made available to Parent. The Company has no reason to believe that the statements set forth therein are not true.

3.23 Brokers; Schedule of Fees and Expenses. The Company has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

3.24 Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company.

3.25 No Other Representations and Warranties. Except as set forth in this Article III or in any certificate delivered by the Company to Parent and/or Transitory Subsidiary pursuant to this Agreement or otherwise in the case of fraud, the Company makes no representation or warranty, express or implied, at law or in equity, with respect to it or any of its assets, liabilities or operations, and any such other representations or warranties are hereby expressly disclaimed.

3.26 Reliance. The Company acknowledges that, except for the representations and warranties contained in Article IV, neither Parent nor the Transitory Subsidiary nor any other Person has made, and the Company has not relied on, any other express or implied representation or warranty by or on behalf of Parent or any other Person.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND TRANSITORY SUBSIDIARY

Each of Parent and Transitory Subsidiary represents and warrants to the Company, as of the date of this Agreement and as of the Closing Date, that, except (a) as set forth in the Parent Disclosure Schedule or (b) as disclosed in the Parent SEC Reports, the statements contained in this Article IV are true and correct as of the date of this Agreement, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date). The Parent Disclosure Schedule shall be arranged in sections and paragraphs corresponding to the numbered and lettered sections and paragraphs contained in this Article IV; provided, however, that the disclosures in any section or paragraph of the Parent Disclosure Schedule shall qualify (a) the corresponding section or paragraph in this Article IV and (b) such other sections or paragraphs in this Article IV (whether or not there is a specific cross reference) to the extent that it is reasonably apparent on the face of the disclosure that such disclosure also qualifies or applies to such other section or paragraph.

4.1 Organization, Standing and Power. Each of Parent and Transitory Subsidiary is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Parent has all requisite power and authority (corporate and other) to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

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4.2 Authority; No Conflict; Required Filings and Consents.

(a) Each of Parent and Transitory Subsidiary has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder. The execution and delivery by Parent and Transitory Subsidiary of this Agreement and the consummation by Parent and Transitory Subsidiary of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Parent and Transitory Subsidiary, respectively. This Agreement has been duly and validly executed and delivered by Parent and Transitory Subsidiary and constitutes a valid and binding obligation of Parent and Transitory Subsidiary, enforceable against them in accordance with its terms.

(b) Subject to the filing of the Certificate of Merger as required by the DGCL, neither the execution and delivery by Parent or Transitory Subsidiary of this Agreement, nor the performance by Parent or Transitory Subsidiary of their respective obligations hereunder or thereunder, nor the consummation by Parent or Transitory Subsidiary of the transactions contemplated hereby or thereby, will (i) conflict with or violate any provision of the charter or By-laws of Parent or Transitory Subsidiary, (ii) require on the part of Parent or Transitory Subsidiary any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (iii) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party any right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of Indebtedness, Lien or other agreement to which Parent or Transitory Subsidiary is a party or by which any of them are bound or to which any of their assets are subject, except as would not have, individually or in the aggregate a Parent Material Adverse Effect, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or Transitory Subsidiary or any of their properties or assets.

(c) No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity is required by or with respect to Parent or Transitory Subsidiary in connection with the execution and delivery of this Agreement by Parent or Transitory Subsidiary or the consummation by Parent or Transitory Subsidiary of the transactions contemplated by this Agreement, except for the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate corresponding documents with the appropriate authorities of other states in which the Company is qualified as a foreign corporation to transact business.

4.3 Operations of Transitory Subsidiary. Transitory Subsidiary is a wholly owned subsidiary of Parent and has not engaged in any business activities or conducted any operations of any kind, entered into any agreement or arrangement with any person, or incurred, directly or indirectly, any liabilities, in each case except in connection with its incorporation and the negotiation of this Agreement.

4.4 Capitalization. The authorized capital stock of Parent consists of 250,000,000 shares of Parent Common Stock and 10,000,000 shares of Parent Preferred Stock, $0.0001 par value per share (“Parent Preferred Stock”). As of the close of business on the Business Day prior to the date of this Agreement, there were (a) 28,043,268 shares of Parent Common Stock outstanding, (b) no shares of Parent Preferred Stock outstanding and (c) no shares of Parent Common Stock held in treasury.

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4.5 Parent Stock. The shares of Parent Common Stock subject to issuance pursuant to Article II of this Agreement, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens (other than restrictions on transfer imposed under applicable securities Laws and restrictions on transfer thereof as provided for herein or Liens imposed as a result of any action or inaction of the Company or any Company Equityholder), and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the organizational documents of Parent or any agreement to which Parent is a party or is otherwise bound.

4.6 SEC Filings; Financial Statements. Parent has filed all forms, reports, certifications and other documents required to be filed by Parent with the SEC since December 31, 2022. All such registration statements, forms, reports and other documents are referred to herein as the “Parent SEC Reports.” All of the Parent SEC Reports (a) were filed on a timely basis, (b) at the time filed, complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act applicable to such Parent SEC Reports and (c) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Parent SEC Reports or necessary in order to make the statements in such Parent SEC Reports, in the light of the circumstances under which they were made, not misleading, in any material respect. Each of the consolidated financial statements (including, in each case, any related notes and schedules) contained in the Parent SEC Reports at the time filed (a) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (b) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved and at the dates involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim financial statements, as permitted by the SEC on Form 10-Q under the Exchange Act) and (c) fairly presented in accordance with GAAP the consolidated financial position of Parent and its Subsidiaries as of the dates indicated and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments.

4.7 Compliance with Laws. Parent has since January 1, 2021, conducted, and is conducting, its business and operations in compliance in all material respects with all applicable Laws. Since January 1, 2021, Parent has not received any notice or other communication from any Governmental Entity or other Person alleging any noncompliance with any applicable Law. Parent does not have any material liability for failure to comply with any Law and, to the knowledge of Parent, there is no act, omission, event or circumstance that would reasonably be expected to give rise to any such liability. Parent has not conducted any internal investigation with respect to any actual, potential or alleged violation of any Law by any manager, member or other equity holder, officer or employee of Parent or concerning any actual or alleged fraud.

4.8 Unlawful Payments. Since January 1, 2021, Parent is and has been in compliance with all Anti-Bribery Laws. Since January 1, 2021, Parent has not received any written communication from any Governmental Entity that alleges that Parent, or any of its current or former Representatives, is or may be in violation of, or has, or may have, any liability under, any Anti-Bribery Laws, and no such potential violation of Anti-Bribery Laws has been discovered by or brought to the attention of Parent since January 1, 2021. Since January 2021, Parent has not made, nor does Parent anticipate making, any disclosures to any Governmental Entity for potential violations of Anti-Bribery Laws. To the knowledge of Parent, none of Parent’s current or former Representatives is currently an officer, agent or employee of a Governmental Entity. To the knowledge of Parent neither Parent nor any of its current or former Representatives has directly or indirectly offered, given, reimbursed, paid or promised to pay, or authorized the payment of, any money or other thing of value (including any fee, gift, sample, travel expense or entertainment) or any commission payment payable to (a) any Person who is an official, officer, agent, employee or representative of any Governmental Entity or of any existing or prospective

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customer (whether or not owned by a Governmental Entity), (b) any political party or official thereof, (c) any candidate for political or political party office or (d) any other Person affiliated with any such customer, political party or official or political office, in each case while knowing or having reason to believe that all or any portion of such money or thing of value would be offered, given, reimbursed, paid or promised, directly or indirectly, for purposes not allowable under the Anti-Bribery Laws, to any such official, officer, agent, employee, representative, political party, political party official, candidate, individual, or other Person affiliated with any such customer, political party or official or political office.

4.9 Nasdaq Compliance. To Parent’s Knowledge, Parent is in compliance in all material respects with all Nasdaq continued listing requirements. There are no proceedings pending or, to Parent’s Knowledge, threatened against Parent relating to the continued listing of the Parent Common Stock on Nasdaq, and Parent has not received any notice of, nor to the knowledge of Parent is there any reasonable basis for, the delisting of the Parent Common Stock from Nasdaq.

4.10 Financial Advisor. Except as set forth in Section 4.10 of the Parent Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission based upon arrangements made by or on behalf of Parent or Transitory Subsidiary in respect of any of the transactions contemplated hereby.

4.11 Litigation. There is no Legal Proceeding pending or, to the knowledge of Parent, threatened against Parent or Transitory Subsidiary seeking to prevent or delay the transactions contemplated hereby or that would reasonably be expected to result in a Parent Material Adverse Effect.

4.12 Opinion of Financial Advisor. Parent has received an opinion of Leerink Partners LLC to the effect that, as of the date of this Agreement and subject to the assumptions, qualifications, limitations and other matters set forth therein, the Aggregate Consideration payable by Parent to the Company Equityholders is fair, from a financial point of view, to Parent. It is agreed and understood that such opinion is for the benefit of the Parent Board and may not be relied upon by the Company or any other party.

4.13 Tax Matters. Neither Parent nor any of its Affiliates has any knowledge of any fact or circumstance that would reasonably be expected to prevent the Merger from constituting a reorganization within the meaning of Section 368(a) of the Code.

4.14 Debarment; Exclusion. Neither Parent, nor any of its Affiliates, nor, to their knowledge, any officers, employees, agents or clinical investigators of Parent or its Affiliates has been suspended or debarred or convicted of any crime or engaged in any conduct that would reasonably be expected to result in (a) debarment under 21 U.S.C. Section 335a or any similar Law or (b) exclusion under 42 U.S.C. Section 1320a 7 or any similar Law.

4.15 No Other Representations and Warranties. Except as previously set forth in this Section IV or in any certificate delivered by Parent or Transitory Subsidiary to the Company pursuant to this Agreement or otherwise in the case of fraud, neither Parent nor Transitory Subsidiary makes any representation or warranty, express or implied, at law or in equity, with respect to it or any of its assets, liabilities or operations, and any such other representations or warranties are hereby expressly disclaimed.

4.16 Reliance. Parent acknowledges that, except for the representations and warranties contained in Article III, neither the Company nor any other Person has made, and Parent has not relied on, any other express or implied representation or warranty by or on behalf of the Company or any other Person.

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ARTICLE V

PRE-CLOSING COVENANTS

5.1 Operation of the Company’s Business. Except as expressly contemplated by this Agreement, as set forth on Section 5.1 of the Company Disclosure Schedule or as required by applicable Law, during the Pre-Closing Period, without the written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall use commercially reasonable efforts to conduct its operations only in the Ordinary Course of Business and in compliance with all applicable Laws in all material respects and, to the extent consistent therewith, use its reasonable best efforts to preserve intact its current business organization, keep its physical assets in good working condition, and preserve its relationships with customers, suppliers and others having business dealings with it and continue the timely payment of its accounts payable that are not subject to good faith dispute. Without limiting the generality of the foregoing, during the Pre-Closing Period and except as set forth on Section 5.1 of the Company Disclosure Schedule, the Company shall not, without the written consent of Parent (such consent shall not be unreasonably withheld, conditioned or delayed):

(a) issue or sell any stock or other securities of the Company or any options, warrants or rights to acquire any such stock or other securities, or amend any of the terms of any restricted stock agreements, declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock, or repurchase or redeem any stock or other securities of the Company;

(b) split, combine or reclassify any shares of its capital stock; or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

(c) (i) create, incur or assume any Indebtedness (other than interest incurred with respect to Indebtedness outstanding as of the date hereof in accordance with its terms); (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person; or (iii) make any loans, advances or capital contributions to, or investments in, any other Person;

(d) hire any officers or any employees or consultants;

(e) adopt or enter into any employment or severance plan, agreement or arrangement or any Company Plan;

(f) acquire, sell, lease, license or dispose of any assets or property (including any Intellectual Property or any shares or other equity interests in or securities of any other corporation, partnership, association or other business organization or division thereof);

(g) mortgage or pledge any of its property or assets or subject any such property or assets to any Lien;

(h) discharge or satisfy any Lien or pay any obligation or liability other than in the Ordinary Course of Business;

(i) form any Subsidiary or acquire any equity interest or other interest in any other entity or enter into a joint venture with any other entity;

(j) amend its Organizational Documents;

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(k) forgive any loans to any Person, including its employees, officers, directors or Affiliates;

(l) sell, assign, transfer, license or sublicense any Company Intellectual Property;

(m) change the nature or scope of its business being carried on as of the date of this Agreement or commence any new business not being ancillary or incidental to such business or take any action to alter its organizational or management structure;

(n) change its accounting methods, principles or practices, except insofar as may be required by a generally applicable change in GAAP or applicable Law;

(o) except as required by applicable Law, make, or amend, any filings with the FDA, EMA or any other Regulatory Authority;

(p) make or change any Tax election, change an annual accounting period, file any amended income or other material Tax Return, enter into any closing agreement, waive or extend any statute of limitations with respect to Taxes, settle or compromise any liability, claim or assessment in respect of material Taxes or surrender any right to claim a material refund of Taxes;

(q) enter into, amend, terminate, take or omit to take any action that would constitute a material violation of or default under, or waive any rights under, applicable Law or any Contract;

(r) make or commit to make any capital expenditure in excess of $50,000 per item or $200,000 in the aggregate;

(s) enter into any material transaction other than in the Ordinary Course of Business;

(t) institute or settle any Legal Proceeding;

(u) take any action or fail to take any action permitted by this Agreement with the knowledge that such action or failure to take action would have the result of causing any of the conditions to the Merger set forth in Article VI to not be satisfied;

(v) take any action to adversely effect, or fail to take any action, in each case, reasonably necessary to preserve the validity, in each case as existing as of the date of this Agreement, of, any Company Intellectual Property or Permit; or

(w) agree in writing or otherwise to take any of the foregoing actions.

5.2 Operation of Parent’s Business. Except as expressly contemplated by this Agreement, as set forth on Section 5.2 of the Parent Disclosure Schedule or as required by applicable Law, during the Pre-Closing Period, without the written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), Parent shall use commercially reasonable efforts to, and shall cause each Subsidiary to use commercially reasonable efforts to, conduct its operations only in the Ordinary Course of Business and in compliance with all applicable Laws in all material respects. Without limiting the generality of the foregoing, during the Pre-Closing Period, and except as set forth on Section 5.2 of the Parent Disclosure Schedule, Parent shall not, without the prior written consent of the Company (such consent shall not be unreasonably withheld, conditioned or delayed):

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(a) issue or sell any stock or other securities of Parent or any options, warrants or rights to acquire any such stock or other securities (except for shares of Parent Common Stock issued upon settlement of employee awards existing on the date of this Agreement), or amend any of the terms of any stock options or restricted stock agreements, declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock, or repurchase or redeem any stock or other securities of Parent (except from former employees, directors or consultants in accordance with agreements in place on the date of this Agreement and providing for the repurchase of shares at their original issuance price in connection with any termination of employment with or services to Parent);

(b) split, combine or reclassify any shares of its capital stock; or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

(c) (i) create, incur or assume any Indebtedness (other than interest incurred with respect to Indebtedness outstanding as of the date hereof in accordance with its terms); (ii) assume, guarantee, endorse or otherwise agree to be liable (whether directly, contingently or otherwise) for the obligations of any other Person; or (iii) make any loans, advances or capital contributions to, or investments in, any other Person (other than investments of cash in cash equivalents in the Ordinary Course of Business);

(d) hire any new officers or, except in the Ordinary Course of Business, any new employees;

(e) enter into a joint venture;

(f) amend its Organizational Documents;

(g) make or change any Tax election, change an annual accounting period, file any amended income or other material Tax Return, enter into any closing agreement, waive or extend any statute of limitations with respect to Taxes, settle or compromise any liability, claim or assessment in respect of material Taxes or surrender any right to claim a material refund of Taxes;

(h) make or commit to make any capital expenditure in excess of $75,000 per item or $250,000 in the aggregate; or

(i) agree in writing or otherwise to take any of the foregoing actions

5.3 Parent Non-Solicitation.

(a) Parent agrees that, during the Pre-Closing Period, it shall not, and shall not authorize any of its Representatives to (and it shall use its reasonable best efforts to cause its Representatives not to), directly or indirectly: (i) solicit, initiate or knowingly encourage, induce or facilitate the communication, making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (ii) furnish any non-public information regarding Parent to any Person for the purpose of encouraging, or in response to, an Acquisition Proposal or Acquisition Inquiry; (iii) engage in discussions (other than to inform any Person of the existence of the provisions in this Section 5.3) or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry; (iv) approve, endorse or recommend any Acquisition Proposal (subject to Section 5.7); (v) execute or enter into any letter of intent or any Contract contemplating or otherwise relating to any Acquisition Transaction (other than a confidentiality agreement permitted under this Section 5.3(a)); (vi) publicly propose to do any of the foregoing; or (vii) agree, resolve or commit (or, for the avoidance of doubt, Parent Board, the

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Special Committee, or any other committee of Parent Board, to resolve, agree or commit) to do any of the foregoing; provided, however, that, notwithstanding anything contained in this Section 5.3 and subject to compliance with this Section 5.3, prior to obtaining the Required Parent Stockholder Vote, Parent may furnish non-public information regarding Parent to, and enter into discussions or negotiations with, any Person in response to an unsolicited bona fide written Acquisition Proposal by such Person, which the Parent Board determines in good faith, after consultation with Parent’s outside financial advisors and outside legal counsel, constitutes, or would be reasonably likely to result in, a Superior Offer (and is not withdrawn) if: (A) neither Parent nor any of its Representatives shall have materially breached this Section 5.3, (B) the Parent Board concludes in good faith based on the advice of outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of the Parent Board under applicable Law; (C) Parent receives from such Person an executed confidentiality agreement containing provisions, in the aggregate, at least as favorable to Parent as those contained in the Confidentiality Agreement; and (D) substantially contemporaneously with furnishing any such non-public information to such Person, Parent furnishes such non-public information to the Company (to the extent such information has not been previously furnished by Parent to the Company). Without limiting the generality of the foregoing, Parent acknowledges and agrees that, in the event any Representative of Parent (whether or not such Representative is purporting to act on behalf of Parent) takes any action that, if taken by Parent, would constitute a breach of this Section 5.3, the taking of such action by such Representative shall be deemed to constitute a breach of this Section 5.3 by Parent for purposes of this Agreement.

(b) If Parent or any Representative of Parent receives an Acquisition Proposal or Acquisition Inquiry at any time during the Pre-Closing Period, then Parent shall promptly (and in no event later than one (1) day after Parent becomes aware of such Acquisition Proposal or Acquisition Inquiry) advise the Company orally and in writing of such Acquisition Proposal or Acquisition Inquiry (including the identity of the Person making or submitting such Acquisition Proposal or Acquisition Inquiry, and the material terms thereof) and provide to the Company a copy of any written Acquisition Proposal or Acquisition Inquiry. Parent shall thereafter keep the Company reasonably informed, on a reasonably current basis, with respect to the status and material terms of any such Acquisition Proposal or Acquisition Inquiry, including informing the Company on a reasonably current basis (and, in any event, within one (1) day) of any written material amendment or modification or proposed written material amendment or modification to any such Acquisition Proposal or Acquisition Inquiry.

(c) Parent shall immediately cease and cause to be terminated any existing discussions, negotiations and communications with any Person that relate to any Acquisition Proposal or Acquisition Inquiry that has not already been terminated as of the date of this Agreement and request the destruction or return of any non-public information of Parent provided to such Person as soon as practicable after the date of this Agreement.

5.4 Company Non-Solicitation.

(a) The Company agrees that, during the Pre-Closing Period, it shall not authorize any of its Representatives to (and it shall use its reasonable best efforts to cause its Representatives not to), directly or indirectly: (i) solicit, initiate or knowingly encourage, induce or facilitate the communication, making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (ii) furnish any non-public information regarding the Company to any Person for the purpose of encouraging or in response to an Acquisition Proposal or Acquisition Inquiry; (iii) engage in discussions (other than to inform any Person of the existence of the provisions in this Section 5.4) or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry; (iv) approve, endorse or recommend any Acquisition Proposal; (v) execute or enter into any letter of intent or any Contract contemplating or otherwise relating to any Acquisition Transaction; (vi) publicly propose to do any of the foregoing; or (vii)

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agree, resolve or commit to do any of the foregoing. Without limiting the generality of the foregoing, the Company acknowledges and agrees that, in the event any Representative of the Company (whether or not such Representative is purporting to act on behalf of the Company) takes any action that, if taken by the Company, would constitute a breach of this Section 5.4, the taking of such action by such Representative shall be deemed to constitute a breach of this Section 5.4 by the Company for purposes of this Agreement.

(b) If the Company or any of its Representatives receives an Acquisition Proposal or Acquisition Inquiry at any time during the Pre-Closing Period, then the Company shall promptly (and in no event later than one (1) day after the Company becomes aware of such Acquisition Proposal or Acquisition Inquiry) advise Parent orally and in writing of such Acquisition Proposal or Acquisition Inquiry (including the identity of the Person making or submitting such Acquisition Proposal or Acquisition Inquiry, and the material terms thereof). The Company shall thereafter keep Parent reasonably informed on a reasonable current basis, with respect to the status and material terms of any such Acquisition Proposal or Acquisition Inquiry, including informing Parent on a reasonably current basis (and in any event within one (1) day) of any written material amendment or modification or proposed material written amendment or modification to any such Acquisition Proposal or Acquisition Inquiry.

(c) The Company shall immediately cease and cause to be terminated any existing discussions, negotiations and communications with any Person that relate to any Acquisition Proposal or Acquisition Inquiry that has not already been terminated as of the date of this Agreement and request the destruction or return of any non-public information of the Company provided to such Person as soon as practicable after the date of this Agreement.

5.5 Notification of Certain Matters.

(a) During the Pre-Closing Period, the Company shall promptly (and in no event later than three (3) days after the Company becomes aware of same) notify Parent (and, if in writing, furnish copies of any relevant documents) if any of the following occurs: (i) any notice or other communication is received from any Person alleging that the consent of such Person is or may be required in connection with any of the Contemplated Transactions; (ii) any Legal Proceeding against or involving or otherwise affecting the Company is commenced, or, to the Company’s Knowledge, threatened against the Company or, to the Company’s Knowledge, any director or officer of the Company; (iii) the Company becomes aware of any inaccuracy in any representation or warranty made by it in this Agreement; (iv) any communication is received from the FDA or comparable Governmental Entity concerning the Company business; or (v) the failure of the Company to comply with any covenant or obligation of the Company; in the case of (iii) and (v) that could reasonably be expected to make the timely satisfaction of any of the conditions set forth in Article VI, as applicable, impossible or materially less likely. No notification given to Parent pursuant to this Section 5.5(a) shall change, limit or otherwise affect any of the representations, warranties, covenants or obligations of the Company contained in this Agreement or the Company Disclosure Schedule for purposes of Article VI, as applicable.

(b) During the Pre-Closing Period, Parent shall promptly (and in no event later than three (3) days after Parent becomes aware of same) notify the Company (and, if in writing, furnish copies of any relevant documents) if any of the following occurs: (i) any notice or other communication is received from any Person alleging that the consent of such Person is or may be required in connection with any of the Contemplated Transactions; (ii) any Legal Proceeding against or involving or otherwise affecting Parent is commenced, or, to knowledge of Parent, threatened against Parent or, to the knowledge of Parent, any director or officer of Parent; (iii) Parent becomes aware of any inaccuracy in any representation or warranty made by it in this Agreement; or (iv) the failure of Parent to comply with any covenant or obligation of Parent or Transitory Subsidiary; in the case of (iii) and (iv) that could reasonably be expected to make the timely satisfaction of any of the conditions set forth in Article VI, as applicable, impossible or materially less likely. No notification given to the Company pursuant to this Section 5.5(b) shall change, limit or otherwise affect any of the representations, warranties, covenants or obligations of Parent contained in this Agreement or the Parent Disclosure Schedule for purposes of Article VI, as applicable.

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5.6 Proxy Statement.

(a) As promptly as practicable after the date of this Agreement, the Parties shall prepare, and Parent shall cause to be filed with the SEC, the Proxy Statement. Parent covenants and agrees that the Proxy Statement will not, at the time the Proxy Statement or any amendment or supplement thereto is filed with the SEC or is first mailed to Parent’s stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company covenants and agrees that the information provided by or on behalf of the Company to Parent for inclusion in the Proxy Statement (including the audited financial statements and/or the interim financial statements as included in the Company Financial Statements, as the case may be) will not, when delivered by the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make such information not misleading. Notwithstanding the foregoing, Parent makes no covenant, representation or warranty with respect to statements made in the Proxy Statement (and the letter to stockholders, notice of meeting and form of proxy included therewith), if any, based on information provided by or on behalf of the Company or any of its Representatives for inclusion therein, and the Company makes no covenant, representation or warranty with respect to statements made in the Proxy Statement (and the letter to stockholders, notice of meeting and form of proxy included therewith), if any, other than with respect to the information provided by or on behalf of the Company or any of its Representatives for inclusion therein. The Company and its legal counsel shall be given reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, prior to the filing thereof with the SEC, and on the response to any comments of the SEC on the Proxy Statement, prior to the filing or submission thereof with or to the SEC. Parent shall use commercially reasonable efforts to cause the Proxy Statement to comply with the applicable rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff. Parent shall use commercially reasonable efforts to cause the Proxy Statement to be mailed to Parent’s stockholders as promptly as reasonably practicable after the resolution of SEC staff comments and the filing of the Definitive Proxy Statement. Each Party shall promptly furnish to the other Party all information concerning such Party and such Party’s Affiliates and such Party’s stockholders that may be required or reasonably requested in connection with any action contemplated by this Section 5.6. If Parent, Transitory Subsidiary or the Company become aware of any event or information that, pursuant to the Exchange Act, should be disclosed in an amendment or supplement to the Proxy Statement, then such Party, as the case may be, shall promptly inform the other Parties thereof and shall cooperate with such other Parties in filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to Parent’s stockholders. No filing of, or amendment or supplement to, the Proxy Statement will be made by Parent, in each case, without the prior written consent of the Company, which shall not be unreasonably withheld, conditioned or delayed. The Company and Parent shall each use commercially reasonable efforts to cause the Proxy Statement to comply with applicable federal and state securities laws requirements.

(b) The Parties shall reasonably cooperate with each other and provide, and require their respective Representatives to provide, the other Party and its Representatives, with all true, correct and complete information regarding such Party or its Subsidiaries that is required by Law to be included in the Proxy Statement or reasonably requested by the other Party to be included in the Proxy Statement.

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5.7 Parent Stockholders’ Meeting.

(a) Promptly as reasonably practicable after the resolution of SEC staff comments and the filing of the Definitive Proxy Statement, Parent shall take all action reasonably necessary under applicable Law to call, give notice of and hold a meeting of the holders of Parent Common Stock for the purpose of seeking the Required Parent Stockholder Vote with respect to (i) the issuance of Parent Common Stock under this Agreement and in accordance with applicable Nasdaq rules; and (ii) any other proposals the Parties deem necessary or desirable to consummate the Contemplated Transactions (the matters contemplated by this Section 5.7(a)(i) are collectively referred to as the “Parent Stockholder Matters,” and the matters contemplated by this Section 5.7(a)(ii) are referred to herein as, the “Other Parent Stockholder Matters,” and such meeting, the “Parent Stockholders’ Meeting”).

(b) The Parent Stockholders’ Meeting shall be held as promptly as practicable after the filing of the Definitive Proxy Statement with the SEC. Parent shall take reasonable measures to ensure that all proxies solicited in connection with the Parent Stockholders’ Meeting are solicited in compliance with all applicable Laws. Notwithstanding anything to the contrary contained herein, if on the date of the Parent Stockholders’ Meeting, or a date preceding the date on which the Parent Stockholders’ Meeting is scheduled, Parent reasonably believes that (i) it will not receive proxies sufficient to obtain the Required Parent Stockholder Vote, whether or not a quorum would be present, or (ii) it will not have sufficient shares of Parent Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Parent Stockholders’ Meeting, Parent may make one or more successive postponements or adjournments of the Parent Stockholders’ Meeting as long as the date of the Parent Stockholders’ Meeting is not postponed or adjourned more than an aggregate of sixty (60) calendar days in connection with any postponements or adjournments.

(c) Parent agrees that, subject to Section 5.7(d): (i) the Parent Board and the Special Committee shall recommend that the holders of Parent Common Stock vote to approve the Parent Stockholder Matters and the Other Parent Stockholder Matters, (ii) the Proxy Statement shall include a statement to the effect that the Parent Board and the Special Committee recommend that Parent’s stockholders vote to approve the Parent Stockholder Matters and the Other Parent Stockholder Matters (the recommendation of the Parent Board with respect to the Parent Stockholder Matters being referred to as the “Parent Board Recommendation”); and (iii) the Parent Board Recommendation shall not (x) be withheld, amended, withdrawn or modified (and the Parent Board nor the Special Committee shall publicly propose to withhold, amend, withdraw or modify the Parent Board Recommendation) in a manner adverse to the Company or (y) following the public disclosure of an Acquisition Inquiry or Acquisition Proposal, fail to publicly reaffirm, within five (5) Business Days of a written request therefor by the Company, the Parent Board Recommendation (provided, that the Company shall be limited to one such request with respect to any Acquisition Inquiry or Acquisition Proposal unless such Acquisition Proposal has been modified, and then one such request with respect to any such modification) (the actions set forth in the foregoing clause (iii), collectively, a “Parent Board Adverse Recommendation Change”).

(d) Notwithstanding anything to the contrary contained in this Agreement, if at any time prior to the approval of the Parent Stockholder Matters at the Parent Stockholders’ Meeting by the Required Parent Stockholder Vote:

(i) if Parent has received a written Acquisition Proposal (which Acquisition Proposal did not arise out of a material breach of Section 5.3) from any Person that has not been withdrawn and after consultation with outside legal counsel, the Parent Board shall have determined, in good faith, that such Acquisition Proposal is a Superior Offer, (x) the Parent Board may make a Parent Board Adverse Recommendation Change or (y) Parent may terminate this Agreement pursuant to Section 8.1(f) to enter into a Permitted Alternative Agreement with respect to such Superior Offer, if and only if all of the following apply: (A) the Parent Board determines in good faith, after consultation with Parent’s outside legal counsel, that the failure to do so would be reasonably likely to be inconsistent with the

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fiduciary duties of the Parent Board to Parent’s stockholders under applicable Law; (B) Parent shall have given the Company prior written notice of its intention to consider making a Parent Board Adverse Recommendation Change or terminate this Agreement pursuant to Section 8.1(f) at least three (3) Business Days prior to making any such Parent Board Adverse Recommendation Change or termination (a “Determination Notice”) (which notice shall not constitute a Parent Board Adverse Recommendation Change); and (C) (1) Parent shall have provided to the Company a summary of the material terms and conditions of the Acquisition Proposal in accordance with Section 5.3(b), (2) Parent shall have given the Company the three (3) Business Days after the Determination Notice to propose revisions to the terms of this Agreement or make another proposal and shall have made its Representatives reasonably available to negotiate in good faith with the Company (to the extent the Company desires to negotiate) with respect to such proposed revisions or other proposal, if any, and (3) after considering the results of any such negotiations and giving effect to the proposals made by the Company, if any, after consultation with outside legal counsel, the Parent Board shall have determined, in good faith, that such Acquisition Proposal is a Superior Offer and that the failure to make the Parent Board Adverse Recommendation Change or terminate this Agreement pursuant to Section 8.1(f) would be reasonably likely to be inconsistent with the fiduciary duties of the Parent Board to Parent’s stockholders under applicable Law. For the avoidance of doubt, the provisions of this Section 5.7(d)(i) shall also apply to any material change to the facts and circumstances relating to such Acquisition Proposal and require a new Determination Notice, except that the references to three (3) Business Days shall be deemed to be two (2) Business Days.

(ii) other than in connection with an Acquisition Proposal, the Parent Board may make a Parent Board Adverse Recommendation Change in response to a Parent Change in Circumstance, if and only if: (A) the Parent Board determines in good faith, after consultation with Parent’s outside legal counsel, that the failure to do so would be reasonably likely to be inconsistent with the fiduciary duties of the Parent Board to Parent’s stockholders under applicable Law; (B) Parent shall have given the Company a Determination Notice at least three (3) Business Days prior to making any such Parent Board Adverse Recommendation Change; and (C) (1) Parent shall have specified the Parent Change in Circumstance in reasonable detail, (2) Parent shall have given the Company the three (3) Business Days after the Determination Notice to propose revisions to the terms of this Agreement or make another proposal, and shall have made its Representatives reasonably available to negotiate in good faith with the Company (to the extent the Company desires to do so) with respect to such proposed revisions or other proposal, if any, and (3) after considering the results of any such negotiations and giving effect to the proposals made by the Company, if any, after consultation with outside legal counsel, the Parent Board shall have determined, in good faith, that the failure to make the Parent Board Adverse Recommendation Change in response to such Parent Change in Circumstance would be reasonably likely to be inconsistent with the fiduciary duties of the Parent Board to Parent’s stockholders under applicable Law. For the avoidance of doubt, the provisions of this Section 5.7(d)(ii) shall also apply to any material change to the facts and circumstances relating to such Parent Change in Circumstance and require a new Determination Notice, except that the references to three (3) Business Days shall be deemed to be two (2) Business Days.

(e) Nothing contained in this Agreement shall prohibit Parent or the Parent Board from (i) complying with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, (ii) issuing a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act or (iii) otherwise making any disclosure to Parent’s stockholders; provided however, that in the case of the foregoing clause (iii) the Parent Board determines in good faith, after consultation with its outside legal counsel, that failure to make such disclosure would be reasonably likely to be inconsistent with applicable Law, including its fiduciary duties under applicable Law.

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5.8 Stockholder Approval. As expeditiously as possible following the execution of this Agreement, and in any event by 5:00 p.m., New York City time, on the Business Day immediately following the date of this Agreement, the Company shall use reasonable best efforts to secure Written Consents from Company Stockholders necessary to secure the Company Stockholder Approval. As expeditiously as possible following the receipt of the Company Stockholder Approval, the Company shall deliver to Parent a certificate executed on behalf of the Company by its Secretary and certifying that the Company Stockholder Approval has been obtained.

5.9 Regulatory Filings and Consents. Parent and the Company shall use their respective reasonable best efforts to cooperate with each other Party hereto, to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the transactions contemplated by this Agreement and to use their reasonable best efforts to cause the conditions to the other Party’s obligation to close the transactions contemplated hereby as set forth in Article VI to be satisfied. The Parties shall each promptly inform the other of any communication to or from any Governmental Entity relating to Antitrust Laws. The Parties shall each give the other reasonable advance notice of, and, to the extent reasonably practicable, the opportunity to participate in (directly or through its representatives) any meeting or conference (whether by telephone, video conference or in person) with, any Governmental Entity relating to Antitrust Laws, unless prohibited by Law, and shall cooperate with each other in responding to any request for information or documents from any Governmental Entity relating to Antitrust Laws.

5.10 Access to Information. During the Pre-Closing Period, the Company shall afford the officers, attorneys, accountants, tax advisors, lenders and other authorized representatives of Parent reasonable access upon reasonable notice and during normal business hours and without unreasonable interference with the operation of the business of the Company to all personnel, offices, properties, books and records of the Company, so that Parent may have full opportunity to make such investigation as it shall desire to make of the management, business, properties and affairs of the Company. The Company shall furnish to Parent such financial and operating data and other information as to the business of the Company as Parent shall reasonably request. Notwithstanding the foregoing, nothing herein will require the Company to (i) provide Parent with access or information that the Company is expressly prohibited by applicable Law from granting or disclosing, or (ii) take any action that would, in the advice of counsel, constitute a waiver of the attorney-client privilege or the attorney work product privilege in the event of a legal proceeding with Parent; provided, that in the event that the Company relies on this sentence to withhold access or disclosure, the Company shall, to the extent permitted by Law and the protection of such attorney-client privilege, promptly notify Parent of the nature of the withheld information and provide Parent with a reasonable opportunity to seek an appropriate remedy or waive compliance with the terms of this Agreement.

5.11 Delivery of Financial Statements.

(a) As promptly as reasonably practicable after the date of this Agreement, but (1) in no event later than May 15, 2024 with respect to the financial statements contemplated by clause (a) of the definition of Company Financial Statements, and (2) no later than May 15, 2024 with respect to the financial statements contemplated by clause (b) of the definition of Company Financial Statements, the Company shall deliver to Parent the Company Financial Statements, together with the auditor’s report thereon. The Company Financial Statements (i) will fairly present in all material respects the financial position of the Company at the date thereof, and the results of its operations, stockholders’ equity and cash flows for the respective periods then ended (subject, in the case of any Company Financial Statements that are unaudited, to normal year-end audit adjustments (none of which is expected to be material) and the absence of footnotes), (ii) will be prepared in conformity with GAAP applied on a consistent basis during the periods involved (except, in the case of any Company Financial Statements that are audited, as may be indicated in the notes thereto and subject, in the case of any Company Financial Statements that are unaudited, to normal year-end audit adjustments (none of which is expected to be material) and the absence of footnotes), (iii) will comply in all material respects with the applicable accounting requirements

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and with the rules and regulations of the SEC, the Securities Exchange Act of 1934, as amended, and the Securities Act applicable to a registrant (including Regulation S-X or Regulation S-K, as applicable) and (iv) in the case of Company Financial Statements that are audited will be audited in accordance with the standards of the PCAOB and auditing standards applicable to the preparation, filing and declaration by the SEC of the effectiveness of the Registration Statement by a PCAOB-qualified auditor that was independent under Rule 2-01 of Regulation S-X under the Securities Act and will contain an unqualified report of the Company’s auditor.

(b) The Company shall use its reasonable best efforts (i) to assist, upon advance written notice, during normal business hours of the Company, Parent in causing to be prepared in a timely manner any other financial information or statements (including customary pro forma financial statements) that are required to be included in the Proxy Statement and any other filings to be made by Parent with the SEC in connection with the transactions contemplated by this Agreement and (ii) to obtain the consents of its auditors with respect thereto as may be required by applicable Law or requested by the SEC.

5.12 Closing Efforts; Legal Conditions to the Merger; Third-Party Consents.

(a) Upon the terms and subject to the conditions of this Agreement, each of the parties (other than the Company Equityholder Representative) shall use its reasonable best efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement to be completed at Closing, including using its reasonable best efforts to ensure that the conditions to the obligations of the other parties to consummate the Merger are satisfied.

(b) Each party (other than the Company Equityholder Representative) shall use its reasonable best efforts to obtain, at its expense, all waivers, permits, consents, approvals or other authorizations from any Governmental Entity, and to effect all registrations, filings and notices with or to any Governmental Entity, as may be required for such party to consummate the transactions contemplated by this Agreement and to otherwise comply with all applicable Laws in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in this Agreement, Parent shall not be obligated (i) to commence or defend any Legal Proceeding required to obtain any such waiver, permit, consent, approval or other authorization or (ii) to sell or dispose of or hold separately (through a trust or otherwise) any assets or businesses of Parent or its Affiliates.

(c) During the Pre-Closing Period, the Company shall use its reasonable best efforts to obtain, at its expense, all such waivers, consents or approvals from third parties, and to give all such notices to third parties, in each case as are required to be listed in Section 3.4(b) or (c) of the Company Disclosure Schedule; provided that the Company shall not be required to incur any cost, liability or obligation, amend any agreement or relinquish any rights prior to the Closing in connection with obtaining any such waiver, consent or approval.

5.13 Public Disclosure. No party shall issue any press release or public announcement relating to the subject matter of this Agreement without the prior written approval of the other parties; provided, however, that (a) the Company and each of the Company Equityholders acknowledge and agree that Parent (i) may issue, without the approval of any other party, an initial joint press release with respect to this Agreement and the matters contemplated hereby, in form and substance mutually agreed by Parent and the Company, (ii) intends to publicly file this Agreement with the SEC, and (iii) may seek confidential treatment under applicable SEC rules with respect to certain matters and terms contained in this Agreement; (b) Parent, Parent’s stockholders that are Affiliates or the Company may make any public disclosure it believes in good faith is required by applicable Law or stock market rule (in which case the disclosing party shall use reasonable best efforts to advise the other party and provide them with a copy of the proposed disclosure prior to making the disclosure with an opportunity to review); (c) Parent and its

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Affiliates shall not be bound by the provisions of this Section 5.13 following the Closing Date; and (d) following Closing and the public announcement of the Merger, the Company Equityholder Representative shall be permitted to publicly announce that it has been engaged to serve as the Company Equityholder Representative in connection with the Merger as long as such announcement does not disclose any of the other terms of the Merger or the other transactions contemplated herein.

ARTICLE VI

CONDITIONS TO CONSUMMATION OF THE MERGER

6.1 Conditions to Obligations of Parent and Transitory Subsidiary. The obligation of each of Parent and Transitory Subsidiary to consummate the Merger is subject to the satisfaction of the following conditions precedent, each of which (other than the condition set forth in Section 6.1(o)) may be waived in writing in the sole discretion of Parent:

(a) no judgment, order, decree, stipulation or injunction shall be in effect, and no Legal Proceeding shall be pending or shall have been threatened in writing by a Governmental Entity, that would reasonably be expected to (i) prevent consummation of the transactions contemplated by this Agreement, or (ii) cause the transactions contemplated by this Agreement to be rescinded following consummation of such transaction;

(b) the representations set forth in Sections 3.1, 3.2, 3.3, 3.4(a) and 3.22 shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct in all material respects as of such date); the representations and warranties of the Company contained in this Agreement (other than the representations set forth in Sections 3.1, 3.2, 3.3, 3.4(a) and 3.22) shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date except (i) in each case, or in the aggregate, where the failure to be true and correct would not reasonably be expected to have a Company Material Adverse Effect (without giving effect to any references therein to any Company Material Adverse Effect or other materiality qualifications), or (ii) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct, subject to the qualifications as set forth in the preceding clause (a), as of such particular date);

(c) the Company shall have performed or complied with, in all material respects, its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Closing;

(d) there shall have occurred no Change since the date of this Agreement that, individually or taken together with all other Changes, has had, or would reasonably be expected to have, a Company Material Adverse Effect;

(e) Parent shall have received copies of Written Consents evidencing that this Agreement and the Merger have received the Company Stockholder Approval;

(f) the number of Dissenting Shares, together with the number of shares of Company Stock eligible to become Dissenting Shares, shall not exceed eight percent (8%) of the number of outstanding shares of Company Stock as of the Effective Time;

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(g) Parent shall have received evidence, in form and substance reasonably satisfactory to Parent, that the Company has, at its own expense, obtained all of the waivers, permits, consents, approvals or other authorizations, and effected all of the registrations, filings and notices, set forth on Section 6.1(g) of the Company Disclosure Schedule;

(h) each of the Company Stockholders receiving shares of Parent Common Stock as part of the Aggregate Consideration shall have executed and delivered (a) a Company Support and Joinder Agreement and (b) an Investor Questionnaire;

(i) Parent shall have received the SAFE Cancellation Agreement(s);

(j) Parent shall have received copies of the resignations, effective as of the Closing and in form and substance reasonably satisfactory to Parent, of each director of the Company (other than any such resignations which Parent designates, by written notice to the Company, as unnecessary) from their director positions (but not employment, as applicable);

(k) Parent shall have received a properly executed certification that shares of the Company’s capital stock are not “U.S. real property interests” in accordance with the Treasury Regulations under Sections 897 and 1445 of the Code, together with a notice to the IRS in accordance with the provisions of Treasury Regulations section 1.897-2(h)(2);

(l) Parent shall have received the Company Certificate, and shall have received certificates of good standing of the Company in their jurisdictions of organization and the various foreign jurisdictions in which they are qualified, certified charter documents and certificates as to the incumbency of officers and the adoption of authorizing resolutions); and

(m) Parent shall have obtained the Required Parent Stockholder Vote.

6.2 Conditions to Obligations of the Company. The obligation of the Company to consummate the Merger is subject to the satisfaction of the following conditions precedent, each of which (other than the condition set forth in Section 6.2(e)) may be waived in writing in the sole discretion of the Company:

(a) the representations set forth in Sections 4.1, 4.2(a) and 4.4 shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct in all material respects as of such date). The representations and warranties of Parent and Transitory Subsidiary contained in this Agreement (other than the representations set forth in Sections 4.1, 4.2(a) and 4.4) shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date except (a) in each case, or in the aggregate, where the failure to be true and correct would not reasonably be expected to have a Parent Material Adverse Effect (without giving effect to any references therein to any Parent Material Adverse Effect or other materiality qualifications), or (b) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct, subject to the qualifications as set forth in the preceding clause (a), as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, any update of or modification to the Parent Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded);

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(b) each of Parent and Transitory Subsidiary shall have performed or complied, in all material respects, with its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Closing;

(c) no judgment, order, decree, stipulation or injunction shall be in effect that would reasonably be expected to (i) prevent consummation of the transactions contemplated by this Agreement, or (ii) cause the transactions contemplated by this Agreement to be rescinded following consummation of such transaction;

(d) the Company shall have received the Parent Certificate; and

(e) Parent shall have obtained the Required Parent Stockholder Vote.

ARTICLE VII

ADDITIONAL AGREEMENTS

7.1 Proprietary Information. From and after the Closing, the Company Stockholders and each of their respective Affiliates shall not disclose or make use of any information relating to the Surviving Corporation that is not generally known by, nor easily learned or determined by, persons outside of the Company (collectively referred to herein as “Proprietary Information”) including, but not limited to: (a) research and development; (b) software systems, computer programs and source codes; (c) sources of supply; (d) identity of specialized consultants and contractors; (e) purchasing, operating and other cost data; (f) Intellectual Property, (g) clinical and regulatory data and information; and (h) employee or service provider information, including all such information recorded in manuals, memoranda, projections, reports, minutes, plans, drawings, sketches, designs, data, specifications, software programs and records, whether or not legended or otherwise identified as Proprietary Information, as well as such information that is the subject of meetings and discussions and not recorded. Proprietary Information shall not include such information that the Company Stockholders can demonstrate (a) is generally available to the public (other than as a result of a disclosure by a Company Stockholder), (b) was disclosed to the Company Stockholders by a third party under no obligation to keep such information confidential, or (c) was independently developed by the Company Stockholders without reference to Proprietary Information and such Proprietary Information does not relate to a business that competes with the business of the Company or Parent as of the Closing. Notwithstanding the foregoing, the Company Stockholders shall have no obligation hereunder to keep confidential any of the Proprietary Information to the extent disclosure thereof is required by Law; provided, however, that in the event disclosure is required by Law, the Company Stockholders shall use best efforts to provide Parent with prompt advance notice of such requirement so that Parent may seek an appropriate protective order. Each Company Stockholder agrees that the remedy at Law for any breach of this Section 7.1 would be inadequate and that Parent or the Surviving Corporation shall be entitled to injunctive relief, without the requirement of posting any bond or other security, in addition to any other remedy it may have upon breach of any provision of this Section 7.1.

7.2 No Claims. Effective as of the Closing, each Company Equityholder, by its execution and delivery of this Agreement, the Written Consent or the SAFE Cancellation Agreement(s), hereby (a) waives any and all rights of indemnification, contribution and other similar rights against the Company or the Surviving Corporation (whether arising pursuant to any charter document of the Company or the Surviving Corporation, any contract, applicable Law or otherwise) arising out of the representations, warranties, covenants and agreements contained in this Agreement and/or out of the negotiation, execution or performance of this Agreement, and agrees that any claim of Parent may be asserted directly against the Company Equityholders or any Company Equityholder (solely to the extent, and subject to the limitations, provided in this Agreement), without any need for any claim against, or joinder of, the Company or the

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Surviving Corporation and (b) forever waives, releases and discharges (and hereby agrees to cause each of its representatives to forever waive, release and discharge) with prejudice the Company or the Surviving Corporation from any and all claims, rights (including rights of indemnification, contribution and other similar rights, from whatever source, whether under contract, applicable Law or otherwise), causes of action, protests, suits, disputes, orders, obligations, debts, demands, proceedings, contracts, agreements, promises, liabilities, controversies, costs, expenses, fees (including attorneys’ fees), or damages of any kind, arising by any means (including subrogation, assignment, reimbursement, operation of law or otherwise), whether known or unknown, suspected or unsuspected, accrued or not accrued, foreseen or unforeseen, or mature or unmature related or with respect to, in connection with, or arising out of, directly or indirectly, any event, fact, condition, circumstance, occurrence, act or omission that was in existence (or that occurred or failed to occur) at or prior to the Closing; provided, however, this clause (b) shall not be construed as releasing (a) any party from its obligations otherwise expressly set forth in this Agreement or any agreement delivered pursuant hereto or (b) the Company or the Surviving Corporation from (i) their respective obligations under the director and officer indemnification provisions expressly set forth in their respective Organizational Documents or any written contract with the Company as in effect on the date hereof or (ii) any obligation to pay to any Person any wages or benefits arising in the Ordinary Course of Business solely from such Person’s employment with the Company or the Surviving Corporation. Each Company Equityholder hereby expressly waives any and all provisions, rights and benefits conferred by §1542 of the California Civil Code (or any similar, comparable or equivalent provision or law of any applicable jurisdiction) which section provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

7.3 Indemnification. For a period of six (6) years after the Closing Date, the Surviving Corporation shall not amend, repeal or otherwise modify any provisions of its certificate of incorporation or bylaws concerning indemnification, exculpation or limitation of liability of directors, officers, fiduciaries or agents of the Company in any manner that would affect adversely the rights thereunder of persons who, prior to the Closing Date, were directors, officers, employees, fiduciaries or agents of the Company, except to the extent required by applicable Law and except for any such change that would not affect the application of such provisions to acts or omissions of such individuals prior to the Closing. Notwithstanding anything to the contrary in the certificate of incorporation, bylaws of the Company, the Surviving Corporation or any provision in any indemnification or other agreement to which any of them is a party or by which any of them is bound, (a) no exculpation or other provision in the certificate of incorporation or bylaws of the Company, the Surviving Corporation or any such agreement shall be deemed to exculpate any such person from its obligations under this Agreement and (b) no person shall be entitled to indemnification or reimbursement or advancement of expenses under any provision of the certificate of incorporation or bylaws of the Company, the Surviving Corporation or any such agreement for any matter for which any Parent Indemnified Party is entitled to indemnification pursuant to this Agreement.

7.4 Tax Matters.

(a) Preparation and Filing of Tax Returns; Payment of Taxes.

(i) The Company, at its expense, shall prepare and timely file or shall cause to be prepared and timely filed all Tax Returns of the Company required to be filed (taking into account extensions) prior to the Closing Date. Such Tax Returns shall be prepared in a manner consistent with the Company’s past practice. Parent shall prepare and timely file or shall cause to be prepared and timely filed all other Tax Returns for the Company.

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(ii) Each of Parent and the Company Equityholders shall be responsible for fifty-percent (50%) of any transfer, sales, use, stamp, conveyance, real property transfer, recording, registration, documentary, filing and other non-income Taxes and administrative fees (including, without limitation, notary fees) arising in connection with the consummation of the transactions contemplated by this Agreement (“Transfer Taxes”). The party required under applicable Law to do so will file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes and, if the non-filing party will join in the execution of any such Tax Returns and other documentation to the extent required.

(b) Termination of Tax Sharing Agreements. All Tax sharing agreements or similar arrangements with respect to or involving the Company shall be terminated prior to the Closing Date.

(c) Tax Treatment. For United States federal income Tax purposes, the Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The parties to this Agreement adopt this Agreement as a “plan of reorganization” for purposes of Sections 354 and 361 of the Code and within the meaning of Section 1.368-2(g) of the Treasury Regulations. None of Parent, Transitory Subsidiary or the Company shall (and each shall cause their respective Affiliates not to) knowingly take any action following the Closing that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code. Parent, Transitory Subsidiary, and the Company agree to report the Merger for U.S. federal income Tax purposes as a “reorganization” within the meaning of Section 368(a) of the Code unless otherwise required by a final determination (within the meaning of Section 1313 of the Code), including attaching the statement described in Treasury Regulations Section 1.368-3(a) on or with the Company’s Tax Return for the taxable year of the Merger. Other than the representation set forth in Section 4.13, it is understood and agreed that neither Parent nor Transitory Subsidiary makes any representations or warranties to the Company or the Company Equityholders regarding the Tax treatment of the Merger.

7.5 Private Placement. The Company shall cause each of the Persons receiving Aggregate Consideration in the form of shares of Parent Common Stock to provide all documentation, including the Investor Questionnaires, reasonably requested by Parent to allow Parent to issue Parent Common Stock to such holders in a manner that satisfies the requirements of Rule 506 of Regulation D under the Securities Act or Rule 902 of Regulation S, including certifications to Parent, that each (a) such holder is and will be, as of the Effective Time, an “accredited investor” (as such term is defined in Rule 501 of Regulation D under the Securities Act) and as to the basis on which such holder is an accredited investor; and (ii) that the Parent Common Stock is being acquired for such holder’s account for investment only and not with a view towards, or with any intention of, a distribution or resale thereof for at least a period of six (6) months following the Closing or (b) such holder is not a “U.S. person” within the meaning of Regulation S, Rule 902, promulgated by the SEC under the Securities Act.

7.6 280G Covenant. Not less than three (3) Business Days prior to the Closing Date, the Company shall submit to a stockholder vote, in a manner that satisfies the stockholder approval requirements under Section 280G(b)(5)(B) of the Code and the Treasury Regulations promulgated thereunder (the “280G Rules”), the right of any “disqualified individual” (as defined in Section 280G(c) of the Code) to receive any and all payments (or other benefits) contingent on the consummation of the transactions contemplated by this Agreement (within the meaning of the 280G Rules) to the extent necessary so that, to the extent such approval is obtained as set forth in the 280G Rules, no payment received by such “disqualified individual” shall be a “parachute payment” under Section 280G(b) of the Code (determined without regard to Section 280G(b)(4) of the Code). Such vote shall establish each such

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disqualified individual’s right to the payment or other compensation if approved by the Company stockholders, and the Company shall use commercially reasonable efforts to obtain any and all required waivers from each such disqualified individual prior to the vote. In addition, the Company shall provide adequate disclosure to all Company stockholders entitled to vote under the 280G Rules of all material facts concerning all payments to any such disqualified individual that, but for such vote, could be deemed “parachute payments” in a manner that satisfies the 280G Rules. At least five (5) Business Days prior to the vote, Parent and its counsel shall be given the right to review and comment on all calculations and reports prepared in connection with the Company’s Section 280G analysis, all documents required to be delivered to the Company stockholders in connection with such vote, and any required disqualified individual waivers, and the Company shall consider such comments in good faith. Parent and its counsel shall promptly be provided copies of all documents executed by the stockholders and disqualified individuals in connection with the vote.

7.7 Post-Closing Directors and Officers of Parent. Parent shall cause, effective as of the Effective Time, the Parent Board to be composed of seven members, which shall consist of the board of directors of Parent as of immediately prior to the Effective Time plus two additional directors specified on Schedule 7.7. Furthermore, the Parties shall take all necessary action so that the Persons listed on Schedule 7.7 under the headings “Officers”, are elected or appointed, as applicable, to the positions of officers of Parent, as set forth therein, to serve in such positions effective as of the Effective Time until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be. On or prior to the Closing Date, Parent will propose, and use commercially reasonable efforts to enter into, employment agreements, in each case with effectiveness conditioned upon the occurrence of the Closing, with each of the Persons listed on Schedule 7.7 under the heading “Officers” that is not an existing employee of the Company, which proposed agreements will include the terms set forth on Annex A to Schedule 7.7 under the heading “Post-Closing Employee Arrangements”.

7.8 Registration Rights. Company Equityholders who (a) are receiving shares of Parent Common Stock as part of the Aggregate Consideration and (b) who become party to the Registration Rights Agreement on or prior to Closing (either by executing the Registration Rights Agreement as of the date hereof or who executed joinders thereto prior to Closing), shall be entitled to certain resale registration rights pursuant to, and in accordance with, the Registration Rights Agreement.

ARTICLE VIII

TERMINATION AND AMENDMENT

8.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or, subject to the terms hereof, after receipt of the Company Stockholder Approval:

(a) by mutual written consent of Parent, Transitory Subsidiary and the Company; or

(b) by either Parent or the Company if the Merger shall not have been consummated by the Outside Date; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to a party if the failure of the Merger to have been consummated on or before the Outside Date was primarily due to the failure of such party to perform any of its material obligations under this Agreement; or

(c) by either Parent or the Company if a Governmental Entity of competent jurisdiction shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; provided, however, that the right to terminate this Agreement under this Section 8.1(c) shall not be available to a party if the issuance of such order, decree, ruling or the taking of such action was primarily due to the failure of such party to perform any of its material obligations under this Agreement; or

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(d) by Parent, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, which breach or failure to perform (i) would cause the conditions set forth in Section 6.1(b) or 6.1(c) not to be satisfied and (ii) shall not have been cured or waived within 30 days following receipt by the Company of written notice of such breach or failure to perform from Parent; provided, however, that the right to terminate this Agreement under this Section 8.1(d) shall not be available to Parent if Parent or Transitory Subsidiary is then in material breach of any representation, warranty or covenant set forth in this Agreement; or

(e) by the Company, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of Parent or Transitory Subsidiary set forth in this Agreement, which breach or failure to perform (i) would cause the conditions set forth in Section 6.2(a) or 6.2(b) not to be satisfied and (ii) shall not have been cured or waived within 30 days following receipt by Parent of written notice of such breach or failure to perform from the Company; provided, however, that the right to terminate this Agreement under this Section 8.1(e) shall not be available to the Company if the Company is then in material breach of any representation, warranty or covenant set forth in this Agreement; or

(f) by Parent, at any time, if (i) Parent has received a Superior Offer, (ii) Parent concurrently terminates this Agreement and enters into a Permitted Alternative Agreement with respect to such Superior Offer and (iii) within two (2) Business Days of such termination, Parent pays to the Company the amount contemplated by Section 8.3(b).

(g) by either Parent or the Company if (i) the Parent Stockholders’ Meeting (including any adjournments and postponements thereof) shall have been held and completed and Parent’s stockholders shall have taken a final vote on the Parent Stockholder Matters and (ii) the Parent Stockholder Matters shall not have been approved at the Parent Stockholders’ Meeting (or at any adjournment or postponement thereof) by the Required Parent Stockholder Vote; and

(h) by Parent, if the Company Stockholder Approval shall not have been obtained prior to 5:00 p.m., New York time, on the first (1st) Business Day immediately following the date of this Agreement.

8.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.2, this Agreement shall be of no further force or effect; provided, however, that (a) this Section 8.2, Section 8.3, Article X and the definitions of the defined terms in such Sections (including the definitions of such defined terms in Article IX) shall survive the termination of this Agreement and shall remain in full force and effect, and (b) the termination of this Agreement and the provisions of Section 8.3 shall not relieve any Party of any liability for fraud or for any willful and material breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement.

8.3 Fees and Expenses.

(a) Except as otherwise expressly provided herein (including in this Section 8.3), Parent will pay all fees and expenses (including legal and accounting fees and expenses) incurred by it in connection with the transactions contemplated hereby and the Company Transaction Expenses shall be paid by the Company Equityholders.

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(b) If:

(i) (A) this Agreement is terminated pursuant to Section 8.1(b) or Section 8.1(g), (B) an Acquisition Proposal with respect to Parent shall have been publicly announced or disclosed to Parent or the Parent Board after the date of this Agreement but prior to the termination of this Agreement (which shall not have been withdrawn), and (C) within twelve (12) months after the date of such termination, Parent consummates a transaction in respect of the Acquisition Proposal referred to in clause (B); or

(ii) this Agreement is terminated by Parent pursuant to Section 8.1(f);

then in the case of a termination pursuant to Section 8.3(b)(i) or Section 8.3(b)(ii), Parent shall pay to the Company an amount equal to $1,000,000 (a “Company Termination Fee”), within three (3) Business Days of termination of this Agreement or, in the cause of clause (i) above, the date of the applicable triggering event, as applicable,

(c) If this Agreement is terminated pursuant to Section 8.1(g), Parent shall reimburse the Company for all reasonable out of pocket fees and expenses incurred by the Company in connection with this Agreement and the Contemplated Transactions, up to a maximum of $500,000, by wire transfer of same day funds within five Business Days following the date on which the Company submits to Parent true and correct copies of reasonable documentation supporting such expenses.

(d) Any Company Termination Fee or expense reimbursement due under this Section 8.3 shall be paid by wire transfer of same day funds. If a Party fails to pay when due any amount payable by it under this Section 8.3, then such Party shall (i) reimburse the other Party for reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred by it in connection with the collection of such overdue amount and the enforcement by such Party of its rights under this Section 8.3 and (ii) pay to the other Party interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to the Company in full) at a rate per annum equal to the “prime rate” (as published in The Wall Street Journal or any successor thereto) in effect on the date such overdue amount was originally required to be paid.

(e) The Parties agree that, (i) subject to Section 8.2, payment of the Company Termination Fee shall, in the circumstances in which it is owed in accordance with the terms of this Agreement, constitute the sole and exclusive remedy of the Company following the termination of this Agreement, it being understood that in no event shall Parent be required to pay the Company Termination Fee on more than one occasion and (ii) following payment of the Company Termination Fee (x) Parent shall have no further liability to the Company in connection with or arising out of this Agreement or the termination thereof, any breach of this Agreement by Parent giving rise to such termination, or the failure of the Contemplated Transactions to be consummated, (y) neither the Company nor any of its Affiliates shall be entitled to bring or maintain any other claim, action or proceeding against Parent or Transitory Subsidiary or seek to obtain any recovery, judgment or damages of any kind against such Parties (or any partner, member, stockholder, director, officer, employee, Subsidiary, Affiliate, agent or other Representative of such Parties) in connection with or arising out of this Agreement or the termination thereof, any breach by any such Parties giving rise to such termination or the failure of the Contemplated Transactions to be consummated and (z) the Company and its Affiliates shall be precluded from any other remedy against Parent, Transitory Subsidiary and their respective Affiliates, at law or in equity or otherwise, in connection with or arising out of this Agreement or the termination thereof, any breach by such Party giving rise to such termination or the failure of the Contemplated Transactions to be consummated.

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(f) Each of the Parties acknowledges that (i) the agreements contained in this Section 8.3 are an integral part of the Contemplated Transactions, (ii) without these agreements, the Parties would not enter into this Agreement and (iii) any amount payable pursuant to this Section 8.3 is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate the applicable Party in the circumstances in which such amount is payable.

8.4 Amendment. Prior to the Effective Time, this Agreement may be amended by Parent and the Company, by action taken or authorized by their respective Boards of Directors, at any time before or after receipt of the Company Stockholder Approval, but, after receipt of the Company Stockholder Approval no amendment shall be made which by Law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed (a) in the case of an amendment of any of Section 2.4, Section 2.5, this Article VIII, Article IX and Article X, on behalf of each of the parties hereto, and (b) in the case of an amendment of any other provision of this Agreement, on behalf of Parent and the Company.

8.5 Extension; Waiver. (a) At any time prior to the Effective Time, Parent and the Company, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein; provided, however, that the requirement that the Required Parent Stockholder Vote include the Disinterested Stockholder Approval shall not be waivable by either Party; (b) any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party; (c) such extension or waiver shall not be deemed to apply to any time for performance, inaccuracy in any representation or warranty, or noncompliance with any agreement or condition, as the case may be, other than that which is specified in the extension or waiver; and (d) the failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

ARTICLE IX

DEFINITIONS

For purposes of this Agreement, each of the following terms has the meaning set forth below.

“280G Rules” has the meaning set forth in Section 7.6.

“Acquisition Inquiry” means, with respect to a Party, an inquiry, indication of interest or request for information (other than an inquiry, indication of interest or request for information made or submitted by the Company, on the one hand, or Parent, on the other hand, to the other Party) that would reasonably be expected to lead to an Acquisition Proposal.

“Acquisition Proposal” means, with respect to a Party, any offer or proposal, whether written or oral (other than an offer or proposal made or submitted by or on behalf of the Company or any of its Affiliates, on the one hand, or by or on behalf of Parent or any of its Affiliates, on the other hand, to the other Party) contemplating or otherwise relating to or that would reasonably be interpreted to lead to any Acquisition Transaction with such Party.

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“Acquisition Transaction” means any transaction or series of related transactions involving:

(a) any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction: (i) in which a Party is a constituent entity; (ii) in which a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 20% of the outstanding securities of any class of voting securities of a Party or any of its Subsidiaries; or (iii) in which a Party or any of its Subsidiaries issues securities representing more than 20% of the outstanding securities of any class of voting securities of such Party or any of its Subsidiaries; or

(b) any sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or assets that constitute or account for 20% or more of the consolidated book value or the fair market value of the assets of a Party and its Subsidiaries, taken as a whole.

“Affiliate” means, with respect to a Person, any other Person who is an “affiliate” of that Person within the meaning of Rule 405 promulgated under the Securities Act.

“Aggregate Consideration” means a number of shares of Parent Common Stock equal to the Base Shares.

“Agreement” has the meaning set forth in the first paragraph of this Agreement.

“Allocation Schedule” means the schedule attached hereto as Schedule AS (as such schedule may be updated, corrected, amended or modified in accordance with Section 2.5(a) from time to time), setting forth (a) the Company’s calculations of the Base Shares and Aggregate Consideration (and the components thereof); (b) for each Company Equityholder: (i) the name and address for such Company Equityholder, (ii) the number of shares of each class of Company Stock held as of the Closing Date by such Company Equityholder, and (iii) whether such Company Equityholder is an “accredited investor” pursuant to Regulation D under the Securities Act and/or not a “U.S. Person” within the meaning of Rule 902 of Regulation S of the Securities Act; and (c) such Company Equityholder’s expected Pro Rata Share, expressed as a percentage.

“Anti-Bribery Laws” has the meaning set forth in Section 3.18.

“Antitrust Laws” means any Laws, including any non-U.S. Laws, that are designed or intended to preserve and protect competition, prohibit, restrict or regulate actions having the purpose or effect of monopolization, attempted monopolization, or restraint of trade, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, and the Federal Trade Commission Act of 1914, in each case, as amended.

“Base Shares” means such number of shares of Parent Common Stock (rounded to the nearest whole share) equal to fifteen and two-fifths percent (15.4%) of outstanding shares of Parent Common Stock as of immediately following the Closing (and for the avoidance of doubt, before giving effect to the issuance of any securities in the PIPE Financing), calculated on a fully-diluted basis using the treasury stock method (including, for clarity, calculated by disregarding any out-of-the-money outstanding stock options of Parent). An illustrative calculation of the Base Shares is set forth on Schedule B.

“Business Day” means any day other than (a) a Saturday or Sunday or (b) a day on which banking institutions located in Wilmington, Delaware or New York, New York are permitted or required by Law, executive order or governmental decree to remain closed.

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“CERCLA” means the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

“Certificate” means a certificate which as of immediately prior to the Effective Time represented outstanding shares of Company Stock.

“Certificate of Merger” has the meaning set forth in Section 1.1(a)(i).

“Change” means any change, event, circumstance or development.

“Closing” means the closing of the transactions contemplated by this Agreement.

“Closing Date” means (a) a date to be specified by Parent, which shall be no later than the second (2nd) Business Day after the satisfaction or waiver of the conditions set forth in Article VI (other than the delivery of items to be delivered at the Closing and other than satisfaction of those conditions that by their nature are to be satisfied at the Closing, it being understood that the occurrence of the Closing shall remain subject to the delivery of such items and the satisfaction or waiver of such conditions at the Closing) or (b) such other date as may be mutually agreed to by the Company and Parent.

“Closing Indebtedness” means all Indebtedness of the Company to the extent outstanding at the Effective Time.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the first paragraph of this Agreement.

“Company Board” means the board of directors of the Company.

“Company Certificate” means a certificate delivered by the Company (without qualification as to knowledge, materiality or otherwise), signed on behalf of the Company by the President and the Chief Financial Officer of the Company, to the effect that each of the conditions specified in clauses (b) and (c) of Section 6.1 are satisfied.

“Company Certificate of Incorporation” means the certificate of incorporation of the Company, as amended or restated from time to time and in effect immediately prior to the Effective Time.

“Company Common Stock” means the common stock, $0.0001 par value per share, of the Company.

:Company Diligence Obligations” has the meaning set forth in Section 3.11(i).

“Company Disclosure Schedule” means the Company Disclosure Schedule provided by the Company to Parent on the date hereof.

“Company Equityholder” means any holder of Company Stock and any SAFE Holder as of immediately prior to the Effective Time.

“Company Equityholder Representative” has the meaning set forth in the first paragraph of this Agreement.

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“Company Financial Statements” means (a) the consolidated audited balance sheets, statements of operations and comprehensive loss, statements of convertible preferred stock and stockholders’ deficit and statements of cash flows of the Company as of the end of and for the fiscal year ended December 31, 2023, as certified without qualification by Deloitte LLP, the Company’s independent public accountants; and (b) the consolidated unaudited balance sheets of the Company for any interim periods after December 31, 2023, including at March 31, 2024, and the related consolidated unaudited statements of operations and comprehensive loss, statements of convertible preferred stock and stockholders’ deficit and statements of cash flows for each of the months then ended that are required to be included in the Proxy Statement.

“Company Intellectual Property” means the Company Owned Intellectual Property and the Company Licensed Intellectual Property.

“Company’s Knowledge,” “Knowledge of the Company” and words of similar effect means the knowledge of each of the individuals identified in Schedule K, in each case after due and reasonable inquiry. Such individuals will be deemed to have knowledge of a particular fact, circumstance, event or other matter if (a) such individual has actual knowledge of such fact, circumstance, event or other matter or (b) such fact, circumstance, event or other matter would be known to such individual had he or she made reasonable inquiry of appropriate employees, independent contractors and service providers.

“Company Licensed Intellectual Property” means all Intellectual Property that is, or is purported to be, licensed to the Company by any third party.

“Company Material Adverse Effect” means any Change that, considered together with all other Effects, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company; provided, however, that Changes resulting from the following shall not be taken into account in determining whether there has been a Company Material Adverse Effect: (a) general business or economic conditions generally affecting the industry in which the Company operates, (b) acts of war, the outbreak or escalation of armed hostilities, acts of terrorism (including cyberterrorism), earthquakes, wildfires, hurricanes or other natural disasters, health emergencies, including pandemics and related or associated epidemics, disease outbreaks or quarantine restrictions, (c) changes in financial, banking or securities markets or general economic, regulatory, legislative or political conditions, (d) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP), (e) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions, or (f) resulting from the taking of any action required to be taken by this Agreement, except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting the Company relative to other similarly situated companies in the industries in which the Company operates.

“Company Offerings” means (a) the products that the Company (i) currently develops, manufactures, markets, distributes, makes available, sells or licenses to third parties, or (ii) has developed, manufactured, marketed, distributed, made available, sold or licensed to third parties since inception, or (iii) currently plans to develop, manufacture, market, distribute, make available, sell or license to third parties in the future and (b) the services that the Company (i) currently provides or makes available to third parties, or (ii) has provided or made available to third parties within the previous six (6) years, or (iii) currently plans to provide or make available to third parties in the future.

“Company Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company, in whole or in part.

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“Company Plan” means any Employee Benefit Plan in respect of any directors, officers or shareholders of the Company that are sponsored or maintained by the Company or with respect to which the Company has made or is required to make payments, transfers or contributions or has or may have any actual or potential liability.

“Company Registrations” means Intellectual Property Registrations for any Company Owned Intellectual Property or Company Licensed Intellectual Property for Intellectual Property that is exclusively licensed to the Company.

“Company Regulated Product” has the meaning set forth in Section 3.19(b).

“Company SAFEs” means the simple agreements for future equity of the Company.

“Company Source Code” means the source code for any Software included in the Company Offerings or Internal Systems or other confidential information constituting, embodied in or pertaining to such Software.

“Company Stock” means the Company Common Stock.

“Company Stock Plan” means the 2023 Equity Incentive Plan.

“Company Stockholder” means each holder of Company Stock as of immediately prior to the Effective Time.

“Company Stockholder Approval” means the adoption of this Agreement and the approval of the Merger, by execution of Written Consents, by a majority of the votes represented by the outstanding shares of Company Stock entitled to vote on this Agreement and the Merger (on a converted to Company Common Stock basis) (collectively, the “Company Stockholder Matters”).

“Company Stockholder Matters” has the meaning set forth in the definition of “Company Stockholder Approval”.

“Company Support and Joinder Agreement” has the meaning set forth in the Recitals.

“Company Termination Fee” has the meaning set forth in Section 8.3(b).

“Company Transaction Expenses” means all costs and expenses of the Company incurred in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby, including any brokerage fees and commissions, finders’ fees or financial advisory fees and any fees and expenses of counsel or accountants payable by the Company.

“Confidentiality Agreement” means the Mutual Non-Disclosure Agreement dated February 2, 2024 between the Company and Parent.

“Contemplated Transactions” means the Merger and the other transactions and actions contemplated by this Agreement.

“Contract” has the meaning set forth in Section 3.12(a).

“Definitive Proxy Statement” means the definitive proxy statement to be sent to Parent’s stockholders in connection with the Parent Stockholders’ Meeting and filed with the SEC on Schedule 14A.

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“Determination Notice” has the meaning set forth in Section 5.7(d)(i).

“DGCL” means the Delaware General Corporation Law, as amended.

“Disclosure Statement” means a written information statement containing the information prescribed by Section 5.8(a).

“Dissenting Shares” means shares of Company Stock held as of the Effective Time by a Company Stockholder who has not voted such shares of Company Stock in favor of the adoption of this Agreement and with respect to which appraisal shall have been duly demanded and perfected in accordance with Section 262 of the DGCL and not effectively withdrawn or forfeited prior to the Effective Time.

“Disinterested Stockholders” means the holders of Parent Common Stock, other than, as applicable, (i) the Company, (ii) any stockholder of the Company, including RA Capital Management, L.P., (iii) any individual that Parent has determined to be an “officer” of Parent within the meaning of Rule 16a-1(f) of the Exchange Act, (iv) any Person who has signed the Securities Purchase Agreement, (v) any “immediate family member” (as defined in Item 404 of Regulation S-K) of any individual listed in the foregoing clauses (i)-(iv), and (vi) and “affiliate” or “associate” (as defined in Section 12b-2 of the Exchange Act) of any Person listed in the foregoing clauses (i)-(v).

“Disinterested Stockholder Approval” has the meaning set forth in the definition of “Required Parent Stockholder Vote”.

“Documentation” means printed, visual or electronic materials, reports, white papers, documentation, specifications, designs, flow charts, code listings, instructions, user manuals, frequently asked questions, release notes, recall notices, error logs, diagnostic reports, marketing materials, packaging, labeling, service manuals and other information describing the use, operation, installation, configuration, features, functionality, pricing, marketing or correction of a product, whether or not provided to end users.

“Effect” means any effect, change, event, circumstance or development

“Effective Time” has the meaning set forth in Section 1.1(b).

“EMA” has the meaning set forth in Section 3.19(b).

“Employee Benefit Plan” means all (a) “employee benefit plans,” as defined in Section 3(3) of ERISA, together with plans or arrangements that would be so defined if they were not (i) otherwise exempt from ERISA by Section 3(3) of ERISA or another Section of ERISA, (ii) maintained outside the United States or (iii) individually negotiated or applicable only to one individual and (b) any other written or oral benefit arrangement or obligation to provide benefits as compensation for services rendered, including employment or consulting agreements (except for agreements that provide termination at no cost to the Company), severance agreements, arrangements, plans or pay policies, stay or retention bonuses or compensation, incentive (including equity or equity-linked) plans, programs or arrangements, patent award programs, sick leave, vacation pay, plant closing benefits, salary continuation or insurance for disability, consulting, or other compensation arrangements, retirement, deferred compensation, bonus, stock option or purchase plans or programs, hospitalization, medical insurance, life insurance, tuition reimbursement or scholarship programs, any plans subject to Section 125 of the Code and any plans providing benefits or payments in the event of a change of control, change in ownership or effective control, or sale of a substantial portion (including all or substantially all) of the assets of any business or portion thereof.

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“Environmental Law” means any Law relating to the environment, occupational health and safety, or exposure of persons or property to Materials of Environmental Concern, including any statute, regulation, administrative decision or order pertaining to: (a) the presence of or the treatment, storage, disposal, generation, transportation, handling, distribution, manufacture, processing, use, import, export, labeling, recycling, registration, investigation or remediation of Materials of Environmental Concern or documentation related to the foregoing; (b) air, water and noise pollution; (c) groundwater and soil contamination; (d) the release, threatened release, or accidental release into the environment, the workplace or other areas of Materials of Environmental Concern, including emissions, discharges, injections, spills, escapes or dumping of Materials of Environmental Concern; (e) transfer of interests in or control of real property which may be contaminated; (f) community or worker right-to-know disclosures with respect to Materials of Environmental Concern; (g) the protection of wild life, marine life and wetlands, and endangered and threatened species; (h) storage tanks, vessels, containers, abandoned or discarded barrels and other closed receptacles; and (i) health and safety of employees and other persons. As used above, the term “release” shall have the meaning set forth in CERCLA.

“Equity Interest” means, with respect to any Person, (a) any share, partnership or membership interest, unit of participation or other similar interest (however designated) in such Person and (b) any warrant, purchase right, conversion right, exchange right or other agreement which would entitle any other Person to acquire any such interest in such Person (including share appreciation, phantom share, profit participation or other similar rights).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any entity that is, or at any applicable time was, a member of (a) a controlled group of corporations (as defined in Section 414(b) of the Code), (b) a group of trades or businesses under common control (as defined in Section 414(c) of the Code), or (c) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exploit” or “Exploitation” means research, develop, manufacture, have manufactured, use, sell, offer for sale and otherwise commercialize and fully exploit.

“FDA” has the meaning set forth in Section 3.19(b).

“Financials” has the meaning set forth in Section 3.5.

“GAAP” means United States generally accepted accounting principles.

“Governmental Entity” means any federal, state, local or foreign government or any court, arbitrational tribunal, administrative agency or commission or government authority acting under the authority of the federal or any state, local or foreign government.

“IP Reversion Rights” has the meaning set forth in Section 3.11(i).

“Indebtedness” with respect to any Person means (a) any indebtedness or other obligation for borrowed money or under bonds, notes, debentures or similar instruments, letters of credit, acceptance credit or similar facilities, as well as any cash advances; (b) any obligation incurred for all or any part of the purchase price of property or other assets (including earnout, milestone, royalty and similar obligations) or for the cost of property or other assets constructed or of improvements thereto, other than

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accounts payable included in current liabilities and incurred in respect of property purchased in the Ordinary Course of Business; (c) the face amount of all letters of credit issued for the account of such Person; (d) obligations (whether or not such Person has assumed or become liable for the payment of such obligation) secured by Liens; (e) capitalized lease obligations; (f) all guarantees and similar obligations of such Person; (g) all accrued interest, fees and charges in respect of any indebtedness; (h) all bankers acceptances and overdrafts; (i) all obligations issued or assumed for deferred purchase price payments (including all deferred purchase price liabilities, “earn-outs” and similar payments or obligations (other than trade liabilities and accrued expenses incurred and payable in the ordinary course of business not more than ninety (90) days past due), (j) declared but unpaid dividends or distributions, (k) all obligations secured by a Lien, and (l) all interest, prepayment premiums and penalties, guarantees, and any other fees, expenses, indemnities and other amounts payable as a result of the prepayment or discharge of any indebtedness. For the avoidance of doubt, Taxes shall not constitute Indebtedness.

“In-License Agreement” has the meaning set forth in Section 3.11(h).

“Intellectual Property” means the following subsisting throughout the world:

(a) Patent Rights;

(b) Trademarks and all goodwill in the Trademarks;

(c) copyrights, designs, data and database rights and registrations and applications for registration thereof, including moral rights of authors;

(d) mask works and registrations and applications for registration thereof and any other rights in semiconductor topologies under the Laws of any jurisdiction;

(e) inventions, invention disclosures, statutory invention registrations, trade secrets and confidential business information, know-how, scientific and technical information, data and technology, including medical, preclinical and clinical, toxicological and other scientific data, manufacturing and product processes, algorithms, techniques and analytical methodology, research and development information, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, whether patentable or nonpatentable, whether copyrightable or noncopyrightable and whether or not reduced to practice; and

(f) other proprietary rights relating to any of the foregoing (including remedies against past, present and future infringement thereof and rights of protection of interest therein under the Laws of all jurisdictions).

“Intellectual Property Registrations” means Patent Rights, Trademarks (other than unregistered trademarks, service marks and trade dress), registered copyrights and designs, mask work registrations and applications for each of the foregoing.

“Interim Financials” has the meaning set forth in Section 3.5.

“Internal Systems” means the Software and Documentation and the computer, communications and network systems (both desktop and enterprise-wide), laboratory equipment, reagents, materials and test, calibration and measurement apparatus used by the Company in its business or operations or to develop, manufacture, fabricate, assemble, provide, distribute, support, maintain or test the Company Offerings, whether located on the premises of the Company or hosted at a third party site.

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“Investor Questionnaire” has the meaning set forth in Section 3.22.

“IRB” has the meaning set forth in Section 3.19(c).

“Law” means any United States federal, state or local or foreign law, common law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation, or any decree, order, injunction, rule, judgment, consent of or by any Governmental Entity, or any Permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law.

“Lease” means any lease, sublease, license, or occupancy agreement pursuant to which the Company leases or subleases from or to another party any real property, or otherwise occupies any real property.

“Legal Proceeding” means any action, suit, proceeding (including administrative proceeding), claim, complaint, hearing, information request, notice of violation, arbitration, inquiry or investigation of or before any Governmental Entity or before any arbitrator.

“Letter of Transmittal” means a letter of transmittal in the form attached hereto as Exhibit F.

“Lien” means any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of Law), other than (a) mechanic’s, material men’s and similar liens, (b) liens arising under worker’s compensation, unemployment insurance, social security, retirement and similar legislation, and (c) liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the Ordinary Course of Business of the Company and not material to the Company.

“Materials of Environmental Concern” means any: pollutants, contaminants or hazardous substances (as such terms are defined under CERCLA), pesticides (as such term is defined under the Federal Insecticide, Fungicide and Rodenticide Act), solid wastes and hazardous wastes (as such terms are defined under the Resource Conservation and Recovery Act), chemicals, other hazardous, radioactive or toxic materials, oil, petroleum and petroleum products (and fractions thereof), or any other material (or article containing such material) listed or subject to regulation under any Law due to its potential, directly or indirectly, to harm the environment or the health of humans or other living beings.

“Merger” has the meaning set forth in the Recitals.

“Merger Constituent Corporations” has the meaning set forth in Section 1.1(a)(i).

“Most Recent Balance Sheet” means the unaudited balance sheet of the Company as of the Most Recent Balance Sheet Date.

“Most Recent Balance Sheet Date” means March 31, 2024.

“OFCCP” has the meaning set forth in Section 3.15(g).

“Open Source Materials” means all Software, Documentation or other material that is distributed as “free software”, “open source software” or under a similar licensing or distribution model, including, but not limited to, the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), or any other license described by the Open Source Initiative as set forth on www.opensource.org.

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“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to frequency and amount).

“Organizational Documents” means, with respect to any Person (other than an individual), (a) the certificate or articles of incorporation or organization and any joint venture, limited liability company, operating or partnership agreement and other similar documents adopted or filed in connection with the creation, formation or organization of such Person and (b) all by-laws, stockholder agreements, voting agreements and similar documents, instruments or agreements relating to the organization or governance of such Person, in each case, as amended or supplemented.

“Other Parent Stockholder Matters” has the meaning set forth in Section 5.7(a).

“Outside Date” means October 10, 2024.

“Parent” has the meaning set forth in the first paragraph of this Agreement.

“Parent Board” means the board of directors of Parent.

“Parent Board Adverse Recommendation Change” has the meaning set forth in Section 5.7(c).

“Parent Board Recommendation” has the meaning set forth in Section 5.7(c).

“Parent Disclosure Schedule” means the Parent Disclosure Schedule provided by Parent to the Company on the date hereof.

“Parent Certificate” means a certificate delivered by Parent (without qualification as to knowledge, materiality or otherwise), signed on behalf of Parent by an authorized officer of Parent, to the effect that each of the conditions specified in clauses (a) and (b) of Section 6.2 is satisfied in all respects.

“Parent Change in Circumstance” means a change in circumstances (other than an Acquisition Proposal) that affects the business, assets or operations of Parent that occurs or arises after the date of this Agreement that was neither known to Parent or the Parent Board nor reasonably foreseeable on, or prior to, the date of this Agreement.

“Parent Closing Stock Price” means the volume-weighted average price, rounded to four decimal points, of shares of Parent Common Stock on Nasdaq (as reported on Bloomberg L.P. under the function “VWAP”) over the five (5) consecutive trading day period ending two (2) full trading days prior to the Closing Date.

“Parent Common Stock” means the common stock, $0.0001 par value per share, of Parent.

“Parent Material Adverse Effect” means any Change that, considered together with all other Effects, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of Parent; provided, however, that Changes resulting from the following shall not be taken into account in determining whether there has been a Parent Material Adverse Effect: (a) general business or economic conditions generally affecting the industry in which Parent operates, (b) acts of war, the outbreak or escalation of armed hostilities, acts of terrorism (including cyberterrorism), earthquakes, wildfires, hurricanes or other natural disasters, health emergencies, including pandemics and related or associated epidemics, disease outbreaks or quarantine restrictions, (c) changes in financial, banking or securities markets or general economic, regulatory, legislative or political conditions, (d) any change in the stock price or trading volume of Parent Common

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Stock (it being understood, however, that any Effect causing or contributing to any change in stock price or trading volume of Parent Common Stock may be taken into account in determining whether a Parent Material Adverse Effect has occurred, unless such Effects are otherwise excepted from this definition), (e) the failure of Parent to meet internal or analysts’ expectations or projections or the results of operations of Parent; (f) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP), (g) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions, or (h) resulting from the taking of any action required to be taken by this Agreement, except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting Parent relative to other similarly situated companies in the industries in which Parent operates.

“Parent Preferred Stock” has the meaning set forth in Section 4.4.

“Parent SEC Reports” has the meaning set forth in Section 4.6.

“Parent Stockholder Matters” has the meaning set forth in Section 5.7(a).

“Parent Stockholders’ Meeting” has the meaning set forth in Section 5.7(a).

“Parent Support Agreement” has the meaning set forth in the Recitals.

“Parties” means Parent and the Company.

“Patent Rights” means all patents, patent applications (including provisional patent applications), utility models, design registrations and certificates of invention and other governmental grants for the protection of inventions or industrial designs (including all related continuations, continuations-in-part, divisionals, reissues, reexaminations and extensions).

“Payment Certificate” means a certificate, signed by an executive officer of the Company on behalf of the Company, which (a) attaches the Allocation Schedule as a schedule thereto, and (b) certifies to the accuracy thereof.

“Payment Fund” means shares of Parent Common Stock constituting the Aggregate Consideration issued or issuable to Company Equityholders through the Transfer Agent pursuant to Article II.

“PCAOB” means the Public Company Accounting Oversight Board.

“Permitted Alternative Agreement” means a definitive agreement that contemplates or otherwise relates to an Acquisition Transaction that constitutes a Superior Offer.

“Permits” means all permits, licenses, registrations, certificates, orders, exemptions, approvals, franchises, variances, clearances and similar rights issued by or obtained from any Governmental Entity (including those issued or required under Environmental Laws and those relating to the occupancy or use of owned or leased real property).

“Person” means any natural person, firm, limited liability company, general or limited partnership, association, corporation, unincorporated organization, company, joint venture, trust, Governmental Entity or other entity.

“PIPE Financing” has the meaning set forth in the Recitals.

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“Pre-Closing Period” means the period commencing on the date of this Agreement and ending at the Effective Time or such earlier date as this Agreement is terminated in accordance with its terms.

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date.

“Pro Rata Share” means, with respect to each Company Equityholder, the percentage amount obtained by dividing (i) the Aggregate Consideration actually paid to him, her or it pursuant to this Agreement by (ii) the Aggregate Consideration actually paid to all Company Equityholders pursuant to this Agreement, in each case as reflected on the Allocation Schedule.

“Proprietary Information” has the meaning set forth in Section 7.1.

“Proxy Statement” means the proxy statement to be sent to Parent’s stockholders in connection with the Parent Stockholders’ Meeting.

“Regulatory Authorities” means the FDA, EMA or any other Governmental Entity in another country or jurisdiction that is a counterpart to the FDA and holds responsibility for granting regulatory approval for a product, or otherwise regulating the research, development or commercialization of a product, in such country, and any successor(s) thereto.

“Representatives” means, with respect to any Person, such Person’s directors, officers, employees, agents, attorneys, accountants, investment bankers, advisors and representatives.

“Required Parent Stockholder Vote” means the affirmative vote of (i) a majority in voting power of the votes cast by holders of the outstanding shares of Parent Common Stock entitled to vote in accordance with the DGCL and (ii) a majority of the aggregate voting power of the outstanding shares of Parent Common Stock entitled to vote thereon other than any outstanding shares of Parent Common Stock beneficially owned, directly or indirectly, by any Person that is not a Disinterested Stockholder (the approval described in this clause (ii), the “Disinterested Stockholder Approval”).

“SAFE Cancellation Agreement(s)” means the SAFE Cancellation Agreement(s) attached hereto as Exhibit B.

“SAFE Holders” means the holders of the Company SAFEs.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Purchase Agreement” has the meaning set forth in the Recitals.

“Sera Service Providers” has the meaning set forth in Section 3.15.

“Sera Services” has the meaning set forth in Section 3.15.

“Software” means computer software code, applications, utilities, development tools, diagnostics, databases and embedded systems, whether in source code, interpreted code or object code form.

“Special Committee” has the meaning set forth in the Recitals.

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“Subsidiary” means, with respect to any Person, any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which such Person (or another Subsidiary of such Person) holds stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

“Superior Offer” means an unsolicited bona fide written Acquisition Proposal (with all references to 20% in the definition of Acquisition Transaction being treated as references to greater than 50% for these purposes) that: (a) was not obtained or made as a result of a breach of (or in violation of) this Agreement; and (b) is on terms and conditions that the Parent Board determines in good faith, based on such matters that it deems relevant (including the likelihood of consummation thereof), as well as any written offer by the other Party to this Agreement to amend the terms of this Agreement, and following consultation with its outside legal counsel and outside financial advisors, if any, are more favorable, from a financial point of view, to Parent’s stockholders than the terms of the Contemplated Transactions.

“Surviving Corporation” has the meaning set forth in Section 1.1(a)(ii).

“Surviving Corporation Certificate of Incorporation” means the certificate of incorporation of the Company, as amended or restated from time to time and in effect immediately prior to the Effective Time.

“Tax” or “Taxes” means any and all taxes, charges, fees, duties, contributions, levies or other similar assessments or liabilities, including income, gross receipts, corporation, ad valorem, premium, value-added, net worth, capital stock, capital gains, documentary, recapture, alternative or add-on minimum, disability, registration, recording, excise, real property, personal property, sales, use, license, lease, service, service use, transfer, withholding, employment, unemployment, insurance, social security, national insurance, business license, business organization, environmental, workers compensation, payroll, profits, severance, stamp, occupation, escheat, windfall profits, customs duties, franchise, estimated and other taxes of any kind whatsoever imposed by the United States of America or any state, local or foreign government, or any agency or political subdivision thereof, and any interest, fines, penalties, assessments or additions to tax imposed with respect to or related to such items.

“Tax Returns” means any and all reports, returns (including information returns), declarations, or statements relating to Taxes, including any schedule or attachment thereto and any amendment thereof, filed with or submitted to, or required to be filed with or submitted to, any Governmental Entity in connection with the determination, assessment, collection or payment of Taxes or in connection with the administration, implementation or enforcement of or compliance with any legal requirement relating to any Tax.

“Trademarks” means all registered trademarks and service marks, logos, Internet domain names, corporate names and doing business designations and all registrations and applications for registration of the foregoing, common law trademarks and service marks and trade dress.

“Transfer Agent” means American Stock Transfer & Trust Company.

“Transfer Taxes” has the meaning set forth in Section 7.4(a)(ii).

“Transitory Subsidiary” has the meaning set forth in the first paragraph of this Agreement.

“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.

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“Written Consent” shall mean a written consent of the stockholders of the Company in the form attached hereto as Exhibit I.

“Year-End Financials” has the meaning set forth in Section 3.5.

ARTICLE X

MISCELLANEOUS

10.1 Non-Survival of Representations and Warranties. The representations and warranties of the Company, Parent and Merger Sub contained in this Agreement or any certificate or instrument delivered pursuant to this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time and this Article X shall survive the Effective Time.

10.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, (b) upon delivery in the case of delivery by hand, (c) by email, which email must state that it is being delivered pursuant to this Section 10.2 and no automatic failure of delivery is received, or (d) on the date delivered in the place of delivery if sent by email or facsimile (with a written or electronic confirmation of delivery) prior to 6:00 p.m. New York City time, otherwise on the next succeeding Business Day, in each case to the intended recipient as set forth below:

(a)	if to Parent or Transitory Subsidiary or (after the Effective Time) the Company, to:

Eliem Therapeutics, Inc.

PMB #117

2801 Centerville Road 1st Floor

Wilmington, DE

Attention: Executive Chairman of the Board

Email copy: [**]

with a copy (which shall not constitute notice) to:

Special Committee of the Parent Board of Directors

PMB #117

2801 Centerville Road 1st Floor

Wilmington, DE

Wilmer Cutler Pickering Hale and Dorr LLP

7 World Trade Center

New York, New York 10007

Attention:	Christopher D. Barnstable-Brown, Esq.

Email copy:	[**]

(b)	if (prior to the Effective Time) to the Company, to:

Tenet Medicines, Inc.

[**]

[**]

Attention: Chief Executive Officer

Email copy: [**]

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with a copy (which shall not constitute notice) to:

Cooley LLP

500 Boylston Street

Boston, MA 02116

Attention:	Miguel Vega; Ryan Sansom

Email copy:	[**]; [**]

(c)	if to any Company Equityholder or the Company Equityholder Representative, to:

Stephen Basil Thomas

[**]

[**]

Attention:	Stephen Basil Thomas

Email copy:	[**]

10.3 Entire Agreement. This Agreement (including the schedules and exhibits hereto and the documents and instruments referred to in this Agreement that are to be delivered at the Closing) constitutes the entire agreement among the parties to this Agreement and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof; provided that the Confidentiality Agreement shall remain in effect in accordance with its terms.

10.4 Third-Party Beneficiaries. This Agreement is not intended to, and shall not, confer upon any other Person any rights or remedies hereunder.

10.5 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of Law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void, except that Parent or Transitory Subsidiary may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to one (1) or more of their Affiliates; provided, that such transfer or assignment shall not relieve Parent or Transitory Subsidiary of its primary liability for its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent or Transitory Subsidiary. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

10.6 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

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10.7 Counterparts and Signature. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall be considered one (1) and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile or by an electronic scan delivered by electronic transmission.

10.8 Interpretation. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (a) “either” and “or” are not exclusive and “include,” “includes” and “including” are not limiting; (b) “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) “date of this Agreement” refers to the date set forth in the initial caption of this Agreement; (d) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”; (e) the descriptive headings and table of contents included herein are included for convenience only and shall not affect in any way the meaning or interpretation of this Agreement or any provision hereof; (f) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms; (g) references to a contract or agreement mean such contract or agreement as amended or otherwise supplemented or modified from time to time; (h) references to a Person are also to its permitted successors and assigns; (i) references to an “Article,” “Section,” “Exhibit” or “Schedule” refer to an Article or Section of, or an Exhibit or Schedule to, this Agreement; (j) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States; (k) references to a federal, state, local or foreign Law include any rules, regulations and delegated legislation issued thereunder; and (l) references to accounting terms used and not otherwise defined herein have the meaning assigned to them under GAAP. When reference is made in this Agreement to information that has been “made available” to Parent, that shall consist of only the information that was (i) contained in the Company’s electronic data room no later than 5:00 p.m., Eastern time, on the second (2nd) Business Day prior to the date of this Agreement or (ii) delivered to Parent or its counsel prior to the date of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto. No summary of this Agreement prepared by any party shall affect the meaning or interpretation of this Agreement. If any date on which a party is required to make a payment or a delivery pursuant to the terms hereof is not a Business Day, then such party shall make such payment or delivery on the next succeeding Business Day. Time shall be of the essence in this Agreement.

10.9 Governing Law. This Agreement (and any claims or disputes arising out of or related hereto or the transactions contemplated hereby or to the inducement of any party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed in all respects, including validity, interpretation, and effect, by and construed in accordance with the internal Laws of the State of Delaware (including in respect of the statute of limitations or other limitations period applicable to any claim, controversy or dispute) without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdictions other than those of the State of Delaware.

10.10 Remedies.

(a) Except as otherwise expressly provided in this Agreement, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one (1) remedy will not preclude the exercise of any other remedy.

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(b) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case without posting a bond or undertaking, this being in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) the party seeking such remedy has an adequate remedy at Law or (ii) an award of specific performance is not an appropriate remedy for any reason at Law or equity.

10.11 Confidentiality. The parties acknowledge that Parent and the Company have previously executed the Confidentiality Agreement, which Confidentiality Agreement shall continue in full force and effect in accordance with its terms, except as expressly modified herein. Each of the Company Equityholders who are or become bound hereby, including by execution and delivery of a Company Support and Joinder Agreement, Letter of Transmittal, Written Consent and/or SAFE Cancellation Agreement, agree not to, directly or indirectly, disclose the existence or terms of this Agreement or any other agreement contemplated hereby or any other information regarding this Agreement, the Merger or any of the other matters contemplated hereby, including any terms of this Agreement with respect to which Parent has sought confidential treatment under applicable SEC rules, except, in each case to the extent such information is or becomes generally known to the public (other than as a result of a disclosure by the Company (prior to the Closing) or any Company Equityholders).

10.12 Submission to Jurisdiction. Each of the parties to this Agreement (a) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court, and (e) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement. Each of the parties hereto waives any defense of improper venue or inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 10.2. Nothing in this Section 10.12, however, shall affect the right of any party to serve legal process in any other manner permitted by Law. Nothing in this Section 10.12 shall limit the right of a party to seek injunctive relief under Section 8.9(b) in any applicable jurisdiction.

10.13 Amendment. This Agreement may not be amended except by an instrument in writing making specific reference to this Agreement and signed on behalf of each of the parties hereto (including the Company Equityholder Representative following the Closing).

[Remainder of the Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PARENT:

ELIEM THERAPEUTICS, INC.

By:	/s/ Andrew Levin
Name: Andrew Levin, M.D., Ph.D.
Title: Executive Chairman of the Board of Directors

TRANSITORY SUBSIDIARY:

TANGO MERGER SUB, INC.

By:	/s/ Andrew Levin
Name: Andrew Levin, M.D., Ph.D.
Title: Chief Executive Officer and President

COMPANY:

TENET MEDICINES, INC.

By:	/s/ Stephen Thomas
Name: Stephen Thomas
Title: Chief Executive Officer

COMPANY EQUITYHOLDER REPRESENTATIVE:

STEPHEN THOMAS,

Solely in his capacity as the Company Equityholder Representative

/s/ Stephen Thomas
Name: Stephen Thomas

Exhibit A

Form of Securities Purchase Agreement

Exhibit B

Form of SAFE Cancellation Agreement

Exhibit C

Form of Parent Support Agreement

Exhibit D

Form of Certificate of Merger

Exhibit E

Form of Amended and Restated Certificate of Incorporation of the Surviving Corporation

Exhibit F

Form of Letter of Transmittal

Exhibit G

Form of Company Support and Joinder Agreement

Exhibit H

Form of Written Consent

Exhibit I

Form of Lock-Up Agreement

Schedule 1-A

Specified Parent Support Agreement Signatories

Schedule 1-B

Specified Parent Lock-up Agreement Signatories

Schedule AS

Allocation Schedule

Schedule B

Illustrative Calculation of Base Shares

Schedule K

Company Knowledge Parties

Schedule 7.7

Post-Closing Directors and Officers of Parent

Annex A

Post-Closing Employee Arrangements

Exhibit 10.1

FORM OF PARENT SUPPORT AGREEMENT

This Support Agreement (this “Agreement”) is made and entered into as of [ ], 2024, by and among Tenet Medicines, Inc., a Delaware corporation (the “Company”), Eliem Therapeutics, Inc., a Delaware corporation (“Parent”), and the undersigned stockholder (the “Stockholder”) of Parent. Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery hereof, Parent, the Company and Tango Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the “Transitory Subsidiary”), have entered into an agreement and plan of merger and reorganization (as such agreement may be amended or supplemented from time to time pursuant to the terms thereof, the “Merger Agreement”), pursuant to which Transitory Subsidiary will merge with and into the Company, whereby Transitory Subsidiary will cease to exist and the Company will survive as a direct, wholly owned subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement.

WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of Parent Common Stock as indicated in Appendix A.

WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement, the Company has required that the Stockholder enter into this Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereby agree as follows:

1. Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For all purposes of this Agreement, the following terms shall have the following respective meanings:

(a) “Constructive Sale” means, with respect to any security, a short sale with respect to such security, entering into or acquiring a derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership of such security.

(b) “Shares” means (i) all shares of Parent Common Stock owned, beneficially or of record, by the Stockholder as of the date hereof, and (ii) all additional shares of Parent Common Stock acquired by the Stockholder, beneficially or of record, during the period commencing with the execution and delivery of this Agreement and expiring on the Closing Date.

(c) “Stockholder Matters” means the Parent Stockholder Matters and the Other Parent Stockholder Matters, in each case as defined in the Merger Agreement, including the issuance of shares of common stock of Parent under the Merger Agreement and the Contemplated Transactions.

(d) “Transfer” or “Transferred” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge or hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, grant or placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession, by domestic relations order or other court order, or otherwise by operation of law) or any right, title or interest therein (including any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

2. Transfer and Voting Restrictions. The Stockholder covenants to the Company as follows:

(a) Except as otherwise permitted by Section 2(c), during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as defined below), the Stockholder shall not Transfer any of the Stockholder’s Shares, or publicly announce its intention to Transfer any of its Shares.

(b) Except as otherwise permitted by this Agreement or otherwise permitted or required by order of a court of competent jurisdiction or a Governmental Entity, the Stockholder will not commit any act that would restrict the Stockholder’s legal power, authority and right to vote all of the Shares held by the Stockholder or otherwise prevent or disable the Stockholder from performing any of his, her or its obligations under this Agreement. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, the Stockholder shall not enter into any voting agreement with any person or entity with respect to any of the Stockholder’s Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting the Stockholder’s legal power, authority or right to vote the Stockholder’s Shares in favor of the Stockholder Matters.

(c) Notwithstanding anything else herein to the contrary, the Stockholder may, at any time, Transfer Shares (i) by will or other testamentary document or by intestacy, (ii) to any investment fund or other entity controlled or managed by the Stockholder or the investment adviser or general partner of the Stockholder, or an entity under common control or management with the Stockholders (in each case, directly or indirectly), (iii) to any member of the Stockholder’s immediate family (or, if the Stockholder is a corporation, partnership or other entity, to an immediate family member of a beneficial owner of the Shares held by the Stockholder), (iv) to any trust or other entity for the direct or indirect benefit of the Stockholder or the immediate family of the Stockholder (or, if the Stockholder is a corporation, partnership or other entity, for the direct or indirect benefit of an immediate family member of a beneficial owner of the Shares held by the Stockholder) or otherwise for estate tax or estate planning purposes, (v) in the case of a Stockholder who is not a natural person, by pro rata distributions from the Stockholder to its members, partners, or shareholders pursuant to the Stockholder’s organizational documents; provided, that in the cases of clauses (i)-(v) (x) such Transferred Shares shall continue to be bound by this Agreement and (y) the applicable direct transferee (if any) of such Transferred Shares shall have executed and delivered to Parent and the Company a support agreement substantially identical to this Agreement upon consummation of the Transfer or (vi) to the extent required by applicable Law.

3. Agreement to Vote Shares. The Stockholder covenants to the Company as follows:

(a) Until the Expiration Date, at any meeting of the stockholders of Parent, however called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Parent, the Stockholder shall be present (in person or by proxy) and vote, or exercise its right to consent with respect to, all Shares held by the Stockholder (A) in favor of the Stockholder Matters and (B) against any Acquisition Proposal.

(b) If the Stockholder is the beneficial owner, but not the record holder, of Shares, the Stockholder agrees to take all actions necessary to cause the record holder and any nominees to be present (in person or by proxy) and vote all the Stockholder’s Shares in accordance with this Section 3.

(c) In the event of a stock split, stock dividend or distribution, or any change in the capital stock of Parent by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, the term “Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

4. Action in Stockholder Capacity Only. The Stockholder is entering into this Agreement solely in the Stockholder’s capacity as a record holder and beneficial owner, as applicable, of its Shares and not in the Stockholder’s capacity as a director or officer of Parent. Nothing herein shall limit or affect the Stockholder’s ability to act as an officer or director of Parent.

5. Irrevocable Proxy. The Stockholder hereby revokes (or agrees to cause to be revoked) any proxies that the Stockholder has heretofore granted with respect to its Shares. In the event and to the extent that the Stockholder fails to vote the Shares in accordance with Section 3 at any applicable meeting of the stockholders of Parent or pursuant to any applicable written consent of the stockholders of Parent, the Stockholder shall be deemed to have irrevocably granted to, and appointed, Parent, and any individual designated in writing by it, and each of them individually, as his, her or its proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote his, her or its Shares in any action by written consent of Parent stockholders or at any meeting of the Parent stockholders called with respect to any of the matters specified in, and in accordance and consistent with, Section 3 of this Agreement. Parent agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement. Except as otherwise provided for herein (including the next sentence), the Stockholder hereby affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked and that such irrevocable proxy is executed and intended to be irrevocable. Notwithstanding any other provisions of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

6. No Solicitation. Subject to Section 4, the Stockholder agrees not to, directly or indirectly, including through any of its officers, directors or agents, (a) solicit, seek or initiate or knowingly take any action to facilitate or encourage, any offers, inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal or Acquisition Inquiry or (b) enter into, continue or otherwise participate or engage in any discussions or negotiations regarding any Acquisition Proposal or Acquisition Inquiry, or furnish to any person any non-public information or afford any person, other than Parent or the Company, as applicable, access to such party’s property, books or records (except as required by applicable Law or pursuant to a request by a Governmental Entity) in connection with, any Acquisition Proposal or Acquisition Inquiry; provided, however, that nothing in this Section 6 shall prevent the Stockholder from referring a person to this Section 6 or to the Merger Agreement.

7. Documentation and Information. The Stockholder shall permit and hereby authorizes Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or the Company reasonably determines to be necessary in connection with the Merger and any of the Contemplated Transactions, a copy of this Agreement, the Stockholder’s identity and ownership of the Shares and the nature of the Stockholder’s commitments and obligations under this Agreement; provided, that, Parent and the Company provide such documents, schedules, press release or other disclosure document to the Stockholder in advance for its review and comment. Each of Parent and the Company is an intended third-party beneficiary of this Section 7.

8. No Exercise of Appraisal Rights; Waivers. The Stockholder hereby irrevocably and unconditionally (a) waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights (including any notice requirements related thereto) relating to the Merger that the Stockholder may have by virtue of, or with respect to, any Shares (including all rights under Section 262 of the DGCL) and (b) agrees that the Stockholder will not bring, commence, institute, maintain, prosecute or voluntarily aid or participate in any action, claim, suit or cause of action, in law or in equity, in any court or before any Governmental Entity, which (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or (ii) alleges that the execution and delivery of this Agreement by the Stockholder, or the approval of the Merger Agreement by the Parent Board, breaches any fiduciary duty of the Parent Board or any member thereof; provided, that the Stockholder may defend against, contest or settle any such action, claim, suit or cause of action brought against the Stockholder that relates solely to the Stockholder’s capacity as a director, officer or securityholder of Parent.

9. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company as follows:

(a) (i) The Stockholder is the beneficial or record owner of the shares of Parent Common Stock indicated in Appendix A (each of which shall be deemed to be “held” by the Stockholder for purposes of Section 3 unless otherwise expressly stated with respect to any shares in Appendix A), free and clear of any and all Liens; and (ii) the Stockholder does not beneficially own any securities of Parent other than the shares of Parent Common Stock and rights to purchase shares Parent Common Stock set forth in Appendix A.

(b) With respect to any Stockholder that is an entity, the Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and is qualified to conduct its business in those jurisdictions necessary to perform this Agreement.

(c) Except as otherwise provided in this Agreement, the Stockholder has full power and authority to (i) make, enter into and carry out the terms of this Agreement and (ii) vote all of its Shares in the manner set forth in this Agreement without the consent or approval of, or any other action on the part of, any other person or entity (including any Governmental Entity). Without limiting the generality of the foregoing, the Stockholder has not entered into any voting agreement (other than this Agreement) with any person with respect to any of the Stockholder’s Shares, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Stockholder’s Shares, deposited any of the Stockholder’s Shares in a voting trust or entered into any arrangement or agreement with any person limiting or affecting the Stockholder’s legal power, authority or right to vote the Stockholder’s Shares on any matter contemplated by this Agreement.

(d) This Agreement has been duly and validly executed and delivered by the Stockholder and (assuming the due authorization, execution and delivery by the other parties hereto) constitutes a valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity. The execution and delivery of this Agreement by the Stockholder and the performance by the Stockholder of the agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any Contract or if applicable any provision of an organizational document (including a certificate of incorporation) to or by which the Stockholder is a party or bound, or any applicable law to which the Stockholder (or any of the Stockholder’s assets) is subject or bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not reasonably be expected to materially impair or adversely affect the Stockholder’s ability to perform its obligations under this Agreement.

(e) The execution, delivery and performance of this Agreement by the Stockholder do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity, except for any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain, individually or in the aggregate, has not and would not materially impair the Stockholder’s ability to perform its obligations under this Agreement.

(f) The Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of the Stockholder’s own choosing. The Stockholder has had an opportunity to review with its own tax advisors the tax consequences of the Merger and the Contemplated Transactions. The Stockholder understands that it must rely solely on its advisors and not on any statements or representations made by Parent, the Company or any of their respective agents or representatives with respect to the tax consequences of the Merger and the Contemplated Transactions. The Stockholder understands that such Stockholder (and not Parent, the Company or the Surviving Corporation) shall be responsible for such Stockholder’s tax liability that may arise as a result of the Merger or the Contemplated Transactions. The Stockholder understands and acknowledges that the Company, Parent and Transitory Subsidiary are entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement.

(g) With respect to the Stockholder, as of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of the Stockholder, threatened against, the Stockholder or any of the Stockholder’s properties or assets (including the Shares) that would reasonably be expected to prevent or materially delay or impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.

10. Termination. This Agreement shall terminate and shall cease to be of any further force or effect as of the earliest of (a) such date and time as the Merger Agreement shall have been terminated pursuant to the terms thereof, (b) the Effective Time and (c) the time this Agreement is terminated upon the written agreement of the Stockholder, the Company, and Parent (the “Expiration Date”); provided, however, that (i) Section 11 shall survive the termination of this Agreement, and (ii) the termination of this Agreement shall not relieve any party hereto from any liability for any material and willful breach of this Agreement prior to the Effective Time.

11. Miscellaneous Provisions.

(a) Amendments. No amendment of this Agreement shall be effective against any party unless it shall be in writing and signed by each of the parties hereto.

(b) Entire Agreement. This Agreement constitutes the entire agreement between the parties to this Agreement and supersedes all other prior agreements, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

(c) Governing Law. This Agreement (and any claims or disputes arising out of or related hereto or the transactions contemplated hereby or to the inducement of any party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed in all respects, including validity, interpretation, and effect, by and construed in accordance with the internal Laws of the

State of Delaware (including in respect of the statute of limitations or other limitations period applicable to any claim, controversy or dispute) without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdictions other than those of the State of Delaware.

(d) Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties to this Agreement (i) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court, and (v) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement. Each of the parties hereto waives any defense of improper venue or inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 11(i). Nothing in this Section 11(d), however, shall affect the right of any party to serve legal process in any other manner permitted by Law. Nothing in this Section 11(d) shall limit the right of a party to seek injunctive relief under Section 11(h) in any applicable jurisdiction.

(e) Assignment. Except as otherwise provided in Section 2(c) hereof, no party may assign any of its rights or delegate any of its performance obligations under this Agreement, in whole or in part, by operation of Law or otherwise, without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void, except that Parent may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to one (1) or more of its Affiliates; provided, that such transfer or assignment shall not relieve Parent of its primary liability for its obligations hereunder or enlarge, alter or change any obligations of any other party hereto or due to Parent. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment of rights or delegation of performance obligations in violation of this Section 11(e) is void.

(f) No Third-Party Beneficiaries. This Agreement is not intended to, and shall not, confer upon any other Person any rights or remedies hereunder other than the parties hereto to the extent expressly set forth herein.

(g) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

(h) Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case without posting a bond or undertaking, this being in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) the party seeking such remedy has an adequate remedy at Law or (ii) an award of specific performance is not an appropriate remedy for any reason at Law or equity.

(i) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (i) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, (ii) upon delivery, in the case of delivery by hand, or (iii) on the date delivered in the place of delivery if sent by email or facsimile (with a written or electronic confirmation of delivery) prior to 6:00 p.m. New York City time, otherwise on the next succeeding Business Day, in each case to the intended recipient as follows: (A) if to the Company or Parent, to the address, electronic mail address or facsimile provided in the Merger Agreement, including to the persons designated therein to receive copies; and/or (B) if to the Stockholder, to the Stockholder’s address, electronic mail address or facsimile shown below Stockholder’s signature to this Agreement.

(j) Counterparts; Electronic Signature. This Agreement may be executed in two (2) or more counterparts (including by facsimile, by an electronic scan delivered by electronic mail or any electronic signature), each of which shall be deemed an original but all of which together shall be considered one (1) and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile, by an electronic scan delivered by electronic mail or by delivery of any electronic signature.

(k) Confidentiality. Except to the extent required by applicable Law or regulation, the Stockholder shall hold any non-public information regarding this Agreement, the Merger Agreement and the Merger in strict confidence and shall not divulge any such information to any third person until Parent has publicly disclosed its entry into the Merger Agreement and this Agreement; provided, however, that the Stockholder may disclose such information to its Affiliates, partners, members, stockholders, parents, subsidiaries, attorneys, accountants, consultants, trustees, beneficiaries and other representatives (provided that such Persons are subject to confidentiality obligations at least as restrictive as those contained herein). Neither the Stockholder nor any of its Affiliates (other than Parent, whose actions shall be governed by the Merger Agreement), shall issue or cause the publication of any press release or other public announcement with respect to this Agreement, the Merger, the Merger Agreement or the other transactions contemplated hereby or thereby without the prior written consent of the Company and Parent, except as may be required by applicable Law in which circumstance such announcing party shall make reasonable efforts to consult with the Company and Parent to the extent practicable.

(l) Interpretation. When reference is made in this Agreement to a Section or Appendix, such reference shall be to a Section of or Appendix to this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

COMPANY:
Tenet Medicines, Inc.

By:
Title:

PARENT:
Eliem Therapeutics, Inc.

By:
Title:

[STOCKHOLDER], in its capacity as the Stockholder:

By:
Title:

Address:

[Signature Pages to the Parent Support Agreement]

Appendix A

Exhibit 10.2

FORM OF SUPPORT AND JOINDER AGREEMENT

This Support and Joinder Agreement (this “Agreement”) is made and entered into as of [ ], 2024, by and among Tenet Medicines, Inc., a Delaware corporation (the “Company”), Eliem Therapeutics, Inc., a Delaware corporation (“Parent”), and the undersigned stockholder (the “Stockholder”) of the Company. Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery hereof, Parent, the Company, and Tango Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Transitory Subsidiary”), have entered into an agreement and plan of merger (as such agreement may be amended or supplemented from time to time pursuant to the terms thereof, the “Merger Agreement”), pursuant to which Transitory Subsidiary will merge with and into the Company, whereby Transitory Subsidiary will cease to exist and the Company will survive as a direct, wholly owned subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement.

WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of Company Common Stock as indicated in Appendix A.

WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement, Parent has required that the Stockholder enter into this Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereby agree as follows:

1. Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For all purposes of this Agreement, the following terms shall have the following respective meanings:

(a) “Constructive Sale” means, with respect to any security, a short sale with respect to such security, entering into or acquiring a derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership of such security.

(b) “Shares” means (i) all shares of Company Common Stock beneficially owned by the Stockholder as of the date hereof, and (ii) all additional shares of Company Common Stock acquired and beneficially owned by the Stockholder during the period commencing with the execution and delivery of this Agreement and expiring on the Closing Date.

(c) “Transfer” or “Transferred” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge or hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, grant or placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession, by domestic relations order or other court order, or otherwise by operation of law) or any right, title or interest therein (including any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

2. Transfer and Voting Restrictions. The Stockholder covenants to Parent as follows:

(a) Except as otherwise permitted by Section 2(c), during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as defined below), the Stockholder shall not Transfer any of the Stockholder’s Shares, or publicly announce its intention to Transfer any of its Shares.

(b) Except as otherwise permitted by this Agreement or otherwise permitted or required by order of a court of competent jurisdiction or a Governmental Entity, the Stockholder will not commit any act that would restrict the Stockholder’s legal power, authority and right to vote all of the Shares held by the Stockholder or otherwise prevent or disable the Stockholder from performing any of his, her or its obligations under this Agreement. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, the Stockholder shall not enter into any voting agreement with any person or entity with respect to any of the Stockholder’s Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting the Stockholder’s legal power, authority or right to execute and deliver the Written Consent or to adopt, approve, or otherwise provide or deliver the Company Stockholder Approval.

(c) Notwithstanding anything else herein to the contrary, the Stockholder may, at any time, Transfer Shares (i) by will or other testamentary document or by intestacy, (ii) to any investment fund or other entity controlled or managed by the Stockholder or the investment adviser or general partner of the Stockholder, or an entity under common control or management with the Stockholders (in each case, directly or indirectly) (iii) to any member of the Stockholder’s immediate family (or, if the Stockholder is a corporation, partnership or other entity, to an immediate family member of a beneficial owner of the Shares held by the Stockholder), (iv) to any trust or other entity for the direct or indirect benefit of the Stockholder or the immediate family of the Stockholder (or, if the Stockholder is a corporation, partnership or other entity, for the direct or indirect benefit of an immediate family member of a beneficial owner of the Shares held by the Stockholder) or otherwise for estate tax or estate planning purposes, (v) in the case of a Stockholder who is not a natural person, by pro rata distributions from the Stockholder to its members, partners, or shareholders pursuant to the Stockholder’s organizational documents, (vi) with respect to any Stockholder that is an entity, to any Affiliate of such Stockholder or to one or more partners or members of such Stockholder, provided that such transfer shall not involve a disposition for value and the transferee agrees to be bound in writing by the restrictions set forth herein, (vii) pursuant to a qualified domestic order, or (viii) to any charitable organization as a bona fide gift or charitable contribution, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein; provided, that in the cases of clauses (i) – (vi), (x) such Transferred Shares shall continue to be bound by this Agreement and (y) the applicable direct transferee (if any) of such Transferred Shares shall have executed and delivered to Parent and the Company a support agreement substantially identical to this Agreement upon consummation of the Transfer or (ix) to the extent required by applicable Law.

3. Agreement to Vote Shares. The Stockholder covenants to the Company as follows:

(a) Until the Expiration Date, at any meeting of the stockholders of the Company, however called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Stockholder shall be present (in person or by proxy) and vote, or exercise its right to consent with respect to, all Shares held by the Stockholder (A) in favor of the adoption and approval of the Merger Agreement, (B) in favor of approval of the Contemplated Transactions, and (C) against any Acquisition Proposal.

(b) If the Stockholder is the beneficial owner, but not the record holder, of Shares, the Stockholder agrees to take all actions necessary to cause the record holder and any nominees to be present (in person or by proxy) and vote all the Stockholder’s Shares in accordance with this Section 3.

(c) In the event of a stock split, stock dividend or distribution, or any change in the capital stock of the Company by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, the term “Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

4. Action in Stockholder Capacity Only. Notwithstanding anything in this Agreement to the contrary, the Stockholder is entering into this Agreement solely in the Stockholder’s capacity as the beneficial owner of its Shares and not in the Stockholder’s capacity as a director or officer of the Company, and this Agreement shall not limit or otherwise affect the actions or inactions of any Affiliate, representative or designee of the Stockholder or any of its Affiliates in his or her capacity, if applicable, as an officer or director of any other person. Nothing herein shall limit or affect the Stockholder’s ability to act as an officer or director of the Company.

5. Irrevocable Proxy. The Stockholder hereby revokes (or agrees to cause to be revoked) any proxies that the Stockholder has heretofore granted with respect to its Shares. In the event and to the extent that the Stockholder fails to vote the Shares in accordance with Section 3 at any applicable meeting of the stockholders of the Company or pursuant to any applicable written consent of the stockholders of the Company (including, without limitation, the Written Consent), the Stockholder shall be deemed to have irrevocably granted to, and appointed, Parent, and any individual designated in writing by it, and each of them individually, as his, her or its proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote his, her or its Shares in any action by written consent of Company stockholders (including, without limitation, the Written Consent) or at any meeting of the Company stockholders called with respect to any of the matters specified in, and in accordance and consistent with, Section 3 of this Agreement. Parent agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement. Except as otherwise provided for herein (including the next sentence), the Stockholder hereby affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked and that such irrevocable proxy is executed and intended to be irrevocable. Notwithstanding any other provisions of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

6. No Solicitation. Subject to Section 4, the Stockholder agrees not to, directly or indirectly, including through any of its officers, directors or agents, (a) solicit, seek or initiate or knowingly take any action to facilitate or encourage, any offers, inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal or Acquisition Inquiry or (b) enter into, continue or otherwise participate or engage in any discussions or negotiations regarding any Acquisition Proposal or Acquisition Inquiry, or furnish to any person any non-public information or afford any person, other than Parent or the Company, as applicable, access to such party’s property, books or records (except as required by applicable Law or pursuant to a request by a Governmental Entity) in connection with, any Acquisition Proposal or Acquisition Inquiry; provided, however, that nothing in this Section 6 shall prevent the Stockholder from referring a person to this Section 6 or to the Merger Agreement.

7. Documentation and Information. The Stockholder shall permit and hereby authorizes Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or the Company reasonably determines to be necessary in connection with the Merger and any of the Contemplated Transactions, a copy of this Agreement, the Stockholder’s identity and ownership of the Shares and the nature of the Stockholder’s commitments and obligations under this Agreement; provided, that, Parent and the Company provide such documents, schedules, press release or other disclosure document to the Stockholder in advance for its review and comment. Each of Parent and the Company is an intended third-party beneficiary of this Section 7.

8. No Exercise of Appraisal Rights; Waivers. The Stockholder hereby irrevocably and unconditionally (a) waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights (including any notice requirements related thereto) relating to the Merger that the Stockholder may have by virtue of, or with respect to, any Shares (including all rights under Section 262 of the DGCL) and (b) agrees that the Stockholder will not bring, commence, institute, maintain, prosecute or voluntarily aid or participate in any action, claim, suit or cause of action, in law or in equity, in any court or before any Governmental Entity, which (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or (ii) alleges that the execution and delivery of this Agreement by the Stockholder breaches any duty that such Stockholder has (or may be alleged to have) to the Company or to the other Company stockholders; provided, that

(x) the Stockholder may defend against, contest or settle any such action, claim, suit or cause of action brought against the Stockholder that relates solely to the Stockholder’s capacity as a director, officer or securityholder of the Company and (y) the foregoing shall not limit or restrict in any manner the Stockholder from enforcing the Stockholder’s rights under this Agreement and the other agreements entered into by the Stockholder in connection herewith, or otherwise in connection with the Merger, including the Stockholder’s right to receive the Aggregate Consideration pursuant to the terms of the Merger Agreement.

9. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company as follows:

(a) (i) The Stockholder is the beneficial owner of the shares of Company Common Stock indicated in Appendix A (each of which shall be deemed to be “held” by the Stockholder for purposes of Section 3 unless otherwise expressly stated with respect to any shares in Appendix A), free and clear of any and all Liens (except for any Lien that may be imposed pursuant to this Agreement or any lock-up agreement entered into by and between the Stockholder, the Company and Parent); and (ii) the Stockholder does not beneficially own any securities of the Company other than the shares of Company Common Stock and rights to purchase shares of Company Common Stock set forth in Appendix A.

(b) With respect to any Stockholder that is an entity, the Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and is qualified to conduct its business in those jurisdictions necessary to perform this Agreement.

(c) Except as otherwise provided in this Agreement, the Stockholder has full power and authority to (i) make, enter into and carry out the terms of this Agreement and (ii) vote all of its Shares in the manner set forth in this Agreement without the consent or approval of, or any other action on the part of, any other person or entity (including any Governmental Entity). Without limiting the generality of the foregoing, the Stockholder has not entered into any voting agreement (other than this Agreement) with any person with respect to any of the Stockholder’s Shares, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Stockholder’s Shares, deposited any of the Stockholder’s Shares in a voting trust or entered into any arrangement or agreement with any person limiting or affecting the Stockholder’s legal power, authority or right to vote the Stockholder’s Shares on any matter contemplated by this Agreement.

(d) This Agreement has been duly and validly executed and delivered by the Stockholder and (assuming the due authorization, execution and delivery by the other parties hereto) constitutes a valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity. The execution and delivery of this Agreement by the Stockholder and the performance by the Stockholder of the agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any Contract or if applicable any provision of an organizational document (including a certificate of incorporation) to or by which the Stockholder is a party or bound, or any applicable law to which the Stockholder (or any of the Stockholder’s assets) is subject or bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not reasonably be expected to materially impair or adversely affect the Stockholder’s ability to perform its obligations under this Agreement.

(e) The execution, delivery and performance of this Agreement by the Stockholder do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity, except for any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain, individually or in the aggregate, has not and would not materially impair the Stockholder’s ability to perform its obligations under this Agreement.

(f) The Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of the Stockholder’s own choosing. The Stockholder has had an opportunity to review with its own tax advisors the tax consequences of the Merger and the Contemplated Transactions. The Stockholder understands that it must rely solely on its advisors and not on any statements or representations made by Parent, the Company or any of their respective agents or representatives with respect to the tax consequences of the Merger and the Contemplated Transactions. The Stockholder understands that such Stockholder (and not Parent, the Company or the Surviving Corporation) shall be responsible for such Stockholder’s tax liability that may arise as a result of the Merger or the Contemplated Transactions. The Stockholder understands and acknowledges that the Company, Parent and the Transitory Subsidiary are entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement.

(g) With respect to the Stockholder, as of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of the Stockholder, threatened against, the Stockholder or any of the Stockholder’s properties or assets (including the Shares) that would reasonably be expected to prevent or materially delay or impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.

10. Termination. This Agreement shall terminate and shall cease to be of any further force or effect as of the earliest of (a) such date and time as the Merger Agreement shall have been terminated pursuant to the terms thereof, (b) the Effective Time and (c) the time this Agreement is terminated upon the written agreement of the Stockholder, the Company and Parent (the “Expiration Date”); provided, however, (i) Section 13 shall survive the termination of this Agreement, and (ii) that the termination of this Agreement shall not relieve any party hereto from any liability for any material and willful breach of this Agreement prior to the Effective Time.

11. Joinder to Merger Agreement. Subject to the Closing, the Stockholder hereby agrees to be bound by Article I, Article II, Article V, Article VI and Article VII and, to the extent related to the foregoing, Article X of the Merger Agreement, and all other provisions of the Merger Agreement that by their terms purport to bind the Company Equityholders or that are related to Article I, Article II, Article V, Article VI and Article VII and, to the extent related to the foregoing, Article X of the Merger Agreement and, in each case, solely to the extent such sections are applicable to the Company Equityholders (collectively, the “Relevant Provisions”), subject to the limitations and qualifications contained in such provisions of the Merger Agreement and herein, solely in his, her or its capacity as a Company Equityholder as if a signatory to the Merger Agreement, and, in exchange for Parent’s agreement to make the payments to the Stockholder as contemplated by the Merger Agreement, the Stockholder shall comply with, and be subject to, all of the terms, conditions, covenants, agreements and obligations set forth in such Relevant Provisions solely as a holder of Company Stock as of immediately prior to the Effective Time, as contemplated by the Merger Agreement.

12. Confidentiality.

(a) From and after the execution and delivery of this Agreement, the Stockholder agrees that the Stockholder shall not, and the Stockholder agrees not to permit the Stockholder’s Affiliates to, directly or indirectly, disclose the existence or terms of this Agreement, the Merger Agreement or any other agreement contemplated thereby or any information regarding the negotiation hereof or thereof except (i) to the extent such information is generally known to the public (other than as a result of a disclosure by the Stockholder or an Affiliate thereof in violation of this Agreement), (ii) solely to the extent necessary to enforce the Stockholder’s rights hereunder or under the Merger Agreement, or (iii) solely to the extent that the Stockholder is an investment fund, for disclosures to its limited partners and investors to the extent required by the charter documents of the fund or to the extent necessary in the exercise of the fiduciary duties of the Stockholder’s general partner, in each case, so long as such information is limited to the fact that the Stockholder was an equityholder of the Company; provided, that, such information shall be anonymized to the extent feasible. Notwithstanding the foregoing, the Stockholder shall have no obligation hereunder to keep confidential any such information to the extent disclosure thereof (1) is required by Law; provided, however, that in the event disclosure is required by Law, the Stockholder shall take reasonable steps to minimize the extent of any such disclosure and provide Parent with prompt advance notice of such requirement so that Parent may seek an appropriate protective order (at Parent’s cost and expense) or (2) is to the Stockholder’s legal counsel and tax and accounting advisors subject to professional or contractual confidentiality obligations.

(b) From and after the Closing, the Stockholder shall not and shall not permit its controlled Affiliates to disclose or make use of any non-public information or materials belonging to, or concerning the business, affairs and operations of, Parent, the Company, the Surviving Corporation or their respective Affiliates, as applicable (collectively referred to herein as “Proprietary Information”). Proprietary Information shall not include such information that (A) is generally available to the public (other than as a result of a disclosure by the Stockholder in violation of the terms of this Agreement or any other obligation owed to Parent), (B) was disclosed to the Stockholder by a third party under no obligation to keep such information confidential, or (C) was independently developed by the Stockholder without reference to Proprietary Information. Notwithstanding the foregoing, the Stockholder shall have no obligation hereunder to keep confidential any of the Proprietary Information to the extent disclosure thereof is required by Law; provided, however, that in the event disclosure is required by Law, to the extent not prohibited by applicable Law, the Stockholder shall take reasonable steps to minimize the extent of any such disclosure and provide Parent with prompt advance notice of such requirement so that Parent may seek an appropriate protective order (at Parent’s cost and expense).

(c) The Stockholder agrees that the remedy at Law for any breach of this Section 12 shall be inadequate and that Parent or the Surviving Corporation shall be entitled to seek injunctive relief, without the requirement of posting any bond or other security, in addition to any other remedy it may have upon breach of any provision of this Section 12.

13. Miscellaneous Provisions.

(a) Amendments. No amendment of this Agreement shall be effective against any party unless it shall be in writing and signed by each of the parties hereto.

(b) Entire Agreement. This Agreement constitutes the entire agreement between the parties to this Agreement and supersedes all other prior agreements, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

(c) Governing Law. This Agreement (and any claims or disputes arising out of or related hereto or the transactions contemplated hereby or to the inducement of any party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed in all respects, including validity, interpretation, and effect, by and construed in accordance with the internal Laws of the State of Delaware (including in respect of the statute of limitations or other limitations period applicable to any claim, controversy or dispute) without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdictions other than those of the State of Delaware.

(d) Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties to this Agreement (i) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court, and (v) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement. Each of the parties hereto waives any defense of improper venue or inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 13(i). Nothing in this Section 13(d), however, shall affect the right of any party to serve legal process in any other manner permitted by Law. Nothing in this Section 13(d) shall limit the right of a party to seek injunctive relief under Section 13(h) in any applicable jurisdiction.

(e) Assignment. Except as otherwise provided in Section 2(c) hereof, no party may assign any of its rights or delegate any of its performance obligations under this Agreement, in whole or in part, by operation of Law or otherwise, without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void, except that Parent may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to one (1) or more of its Affiliates; provided, that such transfer or assignment shall not relieve Parent of its primary liability for its obligations hereunder or enlarge, alter or change any obligations of any other party hereto or due to Parent. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment of rights or delegation of performance obligations in violation of this Section 13(e) is void.

(f) No Third-Party Beneficiaries. This Agreement is not intended to, and shall not, confer upon any other Person any rights or remedies hereunder other than the parties hereto to the extent expressly set forth herein.

(g) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

(h) Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case without posting a bond or undertaking, this being in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) the party seeking such remedy has an adequate remedy at Law or (ii) an award of specific performance is not an appropriate remedy for any reason at Law or equity.

(i) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (i) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, (ii) upon delivery, in the case of delivery by hand, or (iii) on the date delivered in the place of delivery if sent by email or facsimile (with a written or electronic confirmation of delivery) prior to 6:00 p.m. New York City time, otherwise on the next succeeding Business Day, in each case to the intended recipient as follows: (A) if to the Company or Parent, to the address, electronic mail address or facsimile provided in the Merger Agreement, including to the persons designated therein to receive copies; and/or (B) if to the Stockholder, to the Stockholder’s address, electronic mail address or facsimile shown below Stockholder’s signature to this Agreement.

(j) Counterparts; Electronic Signature. This Agreement may be executed in two (2) or more counterparts (including by facsimile, by an electronic scan delivered by electronic mail or any electronic signature), each of which shall be deemed an original but all of which together shall be considered one (1) and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile, by an electronic scan delivered by electronic mail or by delivery of any electronic signature.

(k) Press Releases. Neither the Stockholder nor any of its Affiliates (other than the Company, whose actions shall be governed by the Merger Agreement), shall issue or cause the publication of any press release or other public announcement with respect to this Agreement, the Merger, the Merger Agreement or the other transactions contemplated hereby or thereby without the prior written consent of the Company and Parent, except as may be required by applicable Law in which circumstance such announcing party shall make reasonable efforts to consult with the Company and Parent to the extent practicable. The Company is an intended third-party beneficiary of this Section 13(k).

(l) Interpretation. When reference is made in this Agreement to a Section or Appendix, such reference shall be to a Section of or Appendix to this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

COMPANY:
Tenet Medicines, Inc.

By:
Title:

PARENT:
Eliem Therapeutics, Inc.

By:
Title:

[STOCKHOLDER], in his/her capacity as the Stockholder:

Signature:

Address:

Appendix A

Exhibit 10.3

FORM OF LOCK-UP AGREEMENT

[ ], 2024

Eliem Therapeutics, Inc.

PMB #117

2801 Centerville Road, 1st Floor

Wilmington, DE 19808-1609

Ladies and Gentlemen:

The undersigned signatory of this lock-up agreement (this “Lock-Up Agreement”) understands that Eliem Therapeutics, Inc., a Delaware corporation (“Parent”), is entering into an Agreement and Plan of Merger and Reorganization, dated as of [ ], 2024 (as the same may be amended from time to time, the “Merger Agreement”) with Tango Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, and Tenet Medicines, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

As a condition and inducement to each of Parent and the Company to enter into the Merger Agreement and to consummate the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby irrevocably agrees that, subject to the exceptions set forth herein, without the prior written consent of Parent and, prior to the Closing Date, the Company, the undersigned will not, during the period commencing upon the Closing and ending on the date that is 180 days after the Closing Date (the “Restricted Period”):

(1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Parent Common Stock or any securities convertible into or exercisable or exchangeable for shares of Parent Common Stock (including without limitation, (a) shares of Parent Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and (b) securities of Parent which may be issued upon exercise of an option to purchase shares of Parent Common Stock or a warrant to purchase shares of Parent Common Stock, or settlement of a restricted stock unit or restricted stock award and (c) Parent Common Stock or such other securities to be issued to the undersigned in connection with the Merger) that are currently or hereafter owned of record or beneficially by the undersigned, except as set forth below (collectively, the “Undersigned’s Shares”);

(2) enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares regardless of whether any such transaction described in clause (1) above or this clause (2) is to be settled by delivery of shares of Parent Common Stock or other securities, in cash or otherwise;

(3) make any demand for, or exercise any right with respect to, the registration of any shares of Parent Common Stock or any security convertible into or exercisable or exchangeable for shares of Parent Common Stock (other than such rights set forth in the Merger Agreement and the Registration Rights Agreement);

(4) except for any voting agreement entered into as of the date hereof by the undersigned with Parent and the Company, grant any proxies or powers of attorney with respect to any Parent Common Stock, deposit any Parent Common Stock into a voting trust or enter into a voting agreement or similar arrangement or commitment with respect to any Parent Common Stock; or

(5) publicly disclose the intention to do any of the foregoing (each of the foregoing restrictions, the “Lock-Up Restrictions”).

The undersigned agrees that the Lock-Up Restrictions preclude the undersigned from engaging in any hedging or other transaction with respect to any then-subject Parent Common Stock which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of such Parent Common Stock even if such Parent Common Stock would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to such Parent Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such Parent Common Stock.

The Lock-Up Restrictions contemplated by this Lock-Up Agreement shall not apply to:

(a) transfers of the Undersigned’s Shares:

(1) (A) to any person related to the undersigned (or to an ultimate beneficial owner of the undersigned) by blood or adoption who is an immediate family member of the undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the direct or indirect benefit of the undersigned or any of the undersigned’s Family Members, (B) to the undersigned’s estate, following the death of the undersigned, by will, intestacy or other operation of Law, (C) as a bona fide gift to a charitable organization or a charitable contribution, (D) by operation of Law pursuant to a qualified domestic order or in connection with a divorce settlement or (E) to any partnership, corporation or limited liability company which is controlled by or under common control with the undersigned and/or by any such Family Member(s);

(2) if the undersigned is a corporation, partnership, limited liability company or other entity, (A) to another corporation, partnership, limited liability company or other entity that is a direct or indirect affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including any investment fund or other entity that controls or manages, is under common control or management with, or is controlled or managed by, the undersigned, (B) as a distribution or dividend to equity holders, current or former general or limited partners, members or managers (or to the estates of any of the foregoing), as applicable, of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide gift or a charitable contribution or otherwise to a trust or other entity for the direct or indirect benefit of an immediate family member of a beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of the Undersigned’s Shares or (D) transfers or dispositions not involving a change in beneficial ownership; or

(3) if the undersigned is a trust, to any grantors or beneficiaries of the trust;

provided that, in the case of any transfer or distribution pursuant to this clause (a), such transfer is not for value (other than transfers pursuant to 1(A), 1(E) or 2(A)) and each donee, heir, beneficiary or other transferee or distributee shall sign and deliver to Parent a lock-up agreement in substantially the form of this Lock-Up Agreement with respect to the shares of Parent Common Stock or such other securities that have been so transferred or distributed;

(b) the exercise of an option to purchase shares of Parent Common Stock (including a net or cashless exercise of an option to purchase shares of Parent Common Stock ), and any related transfer of shares of Parent Common Stock to Parent for the purpose of paying the exercise price of such options or for paying taxes (including estimated taxes) due as a result of the exercise of such options or for paying taxes (including estimated taxes) due as a result of the exercise of such options; provided that, for the avoidance of doubt, the underlying shares of Parent Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(c) transfers to Parent in connection with the net settlement of any restricted stock unit or other equity award that represents the right to receive in the future shares of Parent Common Stock, settled in shares of Parent Common Stock, to pay any tax withholding obligations; provided that, for the avoidance of doubt, the underlying shares of Parent Common Stock issued in connection with such exercise shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(d) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Parent Common Stock; provided that such plan does not provide for any transfers of shares of Parent Common Stock during the Restricted Period;

(e) transfers or sales by the undersigned of shares of Parent Common Stock purchased by the undersigned in the PIPE Financing, on the open market or in a public offering by Parent, in each case following the date of the Merger Agreement;

(f) pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Parent’s capital stock involving a change of control of Parent (including entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of shares of Parent Common Stock (or any security convertible into or exercisable for Parent Common Stock), or vote any shares of Parent Common Stock in favor of any such transaction or taking any other action in connection with any such transaction), provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Undersigned’s Shares shall remain subject to the restrictions contained in this Lock-Up Agreement; or

(g) pursuant to an order of a court or regulatory agency.

and provided, further, that, with respect to each of (b), (c), and (d) above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be made voluntarily reporting a reduction in beneficial ownership of shares of Parent Common Stock or any securities convertible into or exercisable or exchangeable for Parent Common Stock in connection with such transfer or disposition during the Restricted Period (other than any exit filings) and if any filings under Section 16(a) of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Parent Common Stock in connection with such transfer or distribution, shall be legally required during the Restricted Period, such filing, report or announcement shall clearly indicate in the footnotes therein, in reasonable detail, a description of the circumstances of the transfer and that the shares remain subject to this Lock-up Agreement.

For purposes of this Lock-Up Agreement, “change of control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of Parent’s voting securities if, after such transfer, Parent’s stockholders as of immediately prior to such transfer do not hold a majority of the outstanding voting securities of Parent (or the surviving entity).

Any attempted transfer in violation of this Lock-Up Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Lock-Up Agreement and will not be recorded on the share register of Parent. In furtherance of the foregoing, the undersigned agrees that Parent and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement. Parent may cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents, ledgers or instruments evidencing the undersigned’s ownership of Parent Common Stock:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that upon request, the undersigned will execute any additional documents reasonably necessary to ensure the validity or enforcement of this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that if the Merger Agreement is terminated for any reason, the undersigned shall be released from all obligations under this Lock-Up Agreement. The undersigned understands that Parent and Company are proceeding with the transactions contemplated by the Merger Agreement in reliance upon this Lock-Up Agreement.

Any and all remedies herein expressly conferred upon Parent and the Company will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity, and the exercise by Parent and/or the Company of any one remedy will not preclude the exercise of any other remedy. The undersigned agrees that irreparable damage would occur to Parent and the Company in the event that any provision of this Lock-Up Agreement was not performed in accordance with its specific terms (including failing to take such actions as are required of it hereunder to consummate this Agreement) or were otherwise breached. It is accordingly agreed that Parent and the Company shall be entitled to seek an injunction or injunctions to prevent breaches of this Lock-Up Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Parent and the Company are entitled at Law or in equity, and the undersigned waives any bond, surety or other security that might be required of Parent or the Company with respect thereto. Each of the parties further agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

In the event that any holder of Parent’s securities that are subject to a substantially similar agreement entered into by such holder, other than the undersigned, is permitted by Parent to sell or otherwise transfer or dispose of shares of Parent Common Stock for value other than as permitted by this or a substantially similar agreement entered into by such holder (whether in one or multiple releases or waivers), the same percentage of shares of Parent Common Stock held by the undersigned on the date of such release or waiver as the percentage of the total number of outstanding shares of Parent Common Stock held by such holder on the date of such release or waiver that are the subject of such release or waiver shall be immediately and fully released on the same terms from any remaining restrictions set forth herein (the “Pro-Rata Release”); provided, however, that such Pro-Rata Release shall not be applied unless and until permission has been granted by Parent to an equity holder or equity holders to sell or otherwise transfer or dispose of all or a portion of such equity holders shares of Parent Common Stock in an aggregate amount in excess of 1% of the number of shares of Parent Common Stock subject to a substantially similar agreement.

Upon the release of any of the Undersigned’s Shares from this Lock-Up Agreement, Parent will promptly cooperate with the undersigned to facilitate the timely preparation and delivery of certificates representing the Undersigned Shares without the restrictive legend above or the withdrawal of any stop transfer instructions by virtue of this Lock-Up Agreement.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the Laws of the state of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the parties arising out of or relating to this Lock-Up Agreement, each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (ii) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with foregoing clause (i) of this paragraph, (iii) waives any objection to laying venue in any such action or proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party and (v) irrevocably and unconditionally waives the right to trial by jury. This Lock-Up Agreement constitutes the entire agreement between the parties to this Lock-Up Agreement and supersedes all other prior agreements, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

This Lock-Up Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Lock-Up Agreement (in counterparts or otherwise) by Parent and the undersigned by facsimile or electronic transmission in ..pdf format shall be sufficient to bind such parties to the terms and conditions of this Lock-Up Agreement.

[SIGNATURE PAGE FOLLOWS]

The undersigned understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned and the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

[Entity Name]:

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

Accepted and Agreed by Eliem Therapeutics, Inc.:

By:
Name:
Title:

Accepted and Agreed by Tenet Medicines, Inc.:

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

Exhibit 10.4

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of April 10, 2024 by and among Eliem Therapeutics, Inc., a Delaware corporation (the “Company”), and the Investors identified on Exhibit A attached hereto (each an “Investor” and collectively the “Investors”).

RECITALS

A. On or prior to the date hereof, (i) the Company entered into that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), with Tango Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Tenet Medicines, Inc., a Delaware corporation (“Tenet”), and Stephen Thomas, solely in his capacity as Tenet equityholder representative in connection with the Merger Agreement, in substantially the form provided to the Investors prior to the date hereof, pursuant to which, prior to the Closing (as defined below), the Merger Sub shall merge with and into Tenet and, at the Closing, Merger Sub will cease to exist, and Tenet will survive as a direct, wholly-owned subsidiary of the Company (the “Merger”);

B. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the 1933 Act (as defined below) and/or Rule 506 of Regulation D promulgated thereunder;

C. In connection with and contingent on the substantially concurrent closing of the Merger, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and subject to the conditions stated in this Agreement, an aggregate of 31,238,282 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”); and

D. Contemporaneously with the sale of the Shares, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights in respect of the Shares under the 1933 Act and applicable state securities laws.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with such Person. For the avoidance of doubt, with respect to any Investor that is an investment fund or other investment vehicle, such Investor shall be deemed not to be an Affiliate of (i) any portfolio company of such Investor or its Affiliates or (ii) any limited partner of any such Investor or its Affiliates.

“Aggregate Purchase Price” has the meaning set forth in Section 3.2.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Common Stock” has the meaning set forth in the recitals to this Agreement.

“Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the 1933 Act, any Person listed in the first paragraph of Rule 506(d)(1).

1

“Company’s Knowledge” means the actual knowledge of the persons specified on Annex A hereto.

“Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Disqualification Event” has the meaning set forth in Section 4.31.

“EDGAR system” has the meaning set forth in Section 4.9.

“Environmental Laws” has the meaning set forth in Section 4.16.

“GAAP” has the meaning set forth in Section 4.18.

“Intellectual Property” has the meaning set forth in Section 4.14.

“Investor Majority” means Investors then committed to purchasing a majority of the Shares to be purchased hereunder at the Closing by all Investors (or, if after the Closing, Investors then holding a majority of the Shares held by all Investors).

“Investor Questionnaire” has the meaning set forth in Section 5.8.

“Material Adverse Effect” means a Parent Material Adverse Effect (as such term is defined in the Merger Agreement).

“Material Contract” means any contract, instrument or other agreement to which the Company is a party or by which it is bound that has been filed or was required to have been filed as an exhibit to the SEC Filings pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“Nasdaq” means the Nasdaq Global Market.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Press Release” has the meaning set forth in Section 9.7.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed and quoted for trading, which, as of the date of this Agreement, shall be the Nasdaq Global Market.

“Registration Rights Agreement” has the meaning set forth in the recitals to this Agreement.

“Regulation D” means Regulation D as promulgated by the SEC under the 1933 Act.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the 1933 Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Filings” has the meaning set forth in Section 4.8.

“Shares” has the meaning set forth in the recitals to this Agreement.

2

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the 1934 Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Stockholder Approval” means (a) stockholder approval, at a meeting of stockholders of the Company, of the issuance of the Shares in compliance with Nasdaq Listing Rule 5635(a) and, as applicable, (b) and/or (d) and (b) a majority of the aggregate voting power of the outstanding shares of Company Common Stock entitled to vote thereon other than any outstanding shares of Company Common Stock beneficially owned, directly or indirectly, by any Person that is not (i) Tenet, (ii) any stockholder of Tenet, including RA Capital Management, L.P. or any of its affiliates, (iii) any individual that Company has determined to be an “officer” of Company within the meaning of Rule 16a-1(f) of the Exchange Act, (iv) any Person who has signed this Agreement, (v) any “immediate family member” (as defined in Item 404 of Regulation S-K) of any individual listed in the foregoing clauses (i)-(iv), and (vi) any “affiliate” or “associate” (as defined in Section 12b-2 of the Exchange Act) of any Person listed in the foregoing clauses (i)-(v).

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by OTC Markets Group, Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) or (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transfer Agent” has the meaning set forth in Section 7.4(a).

“Transaction Documents” means this Agreement and the Registration Rights Agreement.

“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

2. Purchase and Sale of the Shares. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company will issue and sell, and the Investors will purchase, severally and not jointly, the number of Shares set forth opposite the name of such Investor under the heading “Number of Shares to be Purchased” on Exhibit A attached hereto. The purchase price per Share shall be $3.84.

3. Closing.

3.1 Upon the satisfaction of the conditions set forth in Section 6, the completion of the purchase and sale of the Shares (the “Closing”) shall occur remotely via exchange of documents and signatures immediately after the Effective Time (as defined in the Merger Agreement) of the Merger (the “Closing Date”).

3.2 At least two (2) Business Days prior to the anticipated Closing Date, each Investor shall deliver or cause to be delivered to the Company, via wire transfer of immediately available funds to the account specified by the Company pursuant to the wire instructions delivered to such Investor by the Company at least five (5) Business Days prior to the anticipated Closing Date (the “Wire Instructions Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Aggregate Purchase Price (as defined below) to the Company, an amount equal to the purchase price to be paid by the Investor for the Shares to be acquired by it as set forth opposite the name of such Investor under the heading “Aggregate Purchase Price of Shares” on Exhibit A

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attached hereto (the “Aggregate Purchase Price”). The Aggregate Purchase Price of each Investor shall be held by the Company in escrow to be released to the Company only upon satisfaction (or, if applicable, waiver) of each of the closing conditions set forth in Section 6 below. On the Closing Date, the Company shall deliver or cause to be delivered to each Investor, against payment of the Aggregate Purchase Price from such Investor, a number of Shares, registered in the name of the Investor (or its nominee in accordance with its delivery instructions), equal to the number of Shares set forth opposite the name of such Investor under the heading “Number of Shares to be Purchased” on Exhibit A attached hereto. The Shares shall be delivered to each Investor via a book-entry record through the Company’s transfer agent, and the Company shall deliver to each Investor a copy of the records of the Company’s transfer agent showing such Investor as the owner of the number of Shares set forth opposite the name of such Investor under the heading “Number of Shares to be Purchased” on Exhibit A attached hereto on and as of the Closing. In the event the Closing does not occur within three (3) Business Days of the anticipated Closing Date specified in the Wire Instructions Notice, unless otherwise agreed by the Company and an Investor, the Company shall promptly (but not later than two (2) Business Days thereafter) return the Aggregate Purchase Price to each Investor by wire transfer of U.S. dollars in immediately available funds to the account specified by such Investor. Notwithstanding such return of the Aggregate Purchase Price to Investors, (i) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in Section 6 to be satisfied or waived on or prior to the Closing Date, and (ii) unless and until this Agreement is terminated in accordance with Section 6.3 hereof, the Investors shall remain obligated (A) to redeliver funds to the Company following the Company’s delivery to the Investors of a new Wire Instructions Notice and (B) to consummate the Closing upon satisfaction of the conditions set forth in Section 6.

4. Representations and Warranties of the Company. Except as described in the Company’s SEC Filings (as defined below) which disclosures serve to qualify these representations and warranties in their entirety, the Company hereby represents and warrants to the Investors as of the date of this Agreement and as of the Closing that:

4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own or lease its properties. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and would not reasonably be expected to have a Material Adverse Effect. As of the date hereof, the Company’s only subsidiaries are Merger Sub and the subsidiary set forth on Exhibit 21.1 to its most recent Annual Report on Form 10-K. The Company owns 100% of the outstanding equity of each such subsidiary. The Company’s subsidiaries are duly organized, validly existing and in good standing under the laws of their jurisdiction of incorporation or organization and have all requisite power and authority to carry on their business as now conducted and to own or lease their properties. The Company’s subsidiaries are duly qualified to do business as foreign corporations and are in good standing in each jurisdiction in which the conduct of their business or their ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and would not reasonably be expected to have a Material Adverse Effect.

4.2 Authorization. The Company has the requisite corporate power and authority and has taken all requisite corporate action necessary for, and no further action on the part of the Company, its officers, directors and stockholders is necessary for, (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Shares to each Investor, subject to obtaining Stockholder Approval. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

4.3 Capitalization. The Company is authorized under its Certificate of Incorporation to issue 250,000,000 shares of Common Stock. The Company’s disclosure of its issued and outstanding capital stock in its most recent SEC Filing containing such disclosure was accurate in all material respects as of the date indicated in such SEC Filing. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid and nonassessable; none of such shares were issued in violation of any preemptive rights; and such shares were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties. No Person is entitled to preemptive or similar statutory or contractual rights with

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respect to the issuance by the Company of any securities of the Company, including, without limitation, the Shares. Except for stock options, restricted stock and restricted stock units approved pursuant to Company stock-based compensation plans described in the SEC Filings, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, except as contemplated by this Agreement and the Merger Agreement. Except as contemplated by the Merger Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other similar agreements among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as provided in (i) the Registration Rights Agreement and (ii) the Amended and Restated Investor Rights Agreement, dated May 21, 2021, by and among the Company and certain investors signatory thereto, no Person has the right to (a) require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person or (b) prohibit the Company from filing a registration statement under the 1933 Act. Except as contemplated by the Merger Agreement, the issuance and sale of the Shares hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security of the Company. The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

4.4 Valid Issuance. Subject to receipt of the Stockholder Approval, the Shares will be duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

4.5 Consents. Subject to the accuracy of the representations and warranties of each Investor set forth in Section 5 hereof, the execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Shares require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than (a) the Stockholder Approval, (b) filings that have been made pursuant to applicable state securities laws, (c) post-sale filings pursuant to applicable state and federal securities laws, (d) filings pursuant to the rules and regulations of Nasdaq, including with respect to obtaining the Stockholder Approval, (e) filing of the registration statement required to be filed by the Registration Rights Agreement, (f) filings required by the 1933 Act, the 1934 Act and the rules and regulations of the SEC and (g) filings required to consummate the Merger as provided under the Merger Agreement, each of which the Company has filed or undertakes to file within the applicable time.

4.6 [RESERVED].

4.7 No Material Adverse Change. Since December 31, 2023, except as identified and described in the SEC Filings filed at least one (1) Trading Day prior to the date of this Agreement and the consummation of the transactions contemplated by this Agreement and the Merger Agreement, there has not been:

(i) any Material Adverse Effect; or

(ii) any declaration or payment by the Company of any dividend, or any authorization or payment by the Company of any distribution, on any of the capital stock of the Company, or any redemption or repurchase by the Company of any securities of the Company.

4.8 SEC Filings. Since January 1, 2023, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the 1933 Act and the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof (collectively, the “SEC Filings”). At the time of filing thereof, the SEC Filings complied in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the SEC thereunder and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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4.9 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Shares in accordance with the provisions thereof will not, except (solely in the case of clauses (i)(b) and (ii)) for such violations, conflicts or defaults as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) conflict with or result in a breach or violation of (a) any of the terms and provisions of, or constitute a default under, the Company’s Certificate of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the Electronic Data Gathering, Analysis, and Retrieval system (the “EDGAR system”)), or (b) assuming the accuracy of the representations and warranties in Section 5 and subject to the Stockholder Approval, any applicable statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or its subsidiaries, or any of their assets or properties, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, encumbrance or other adverse claim upon any of the properties or assets of the Company or its subsidiaries or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract. This Section does not relate to matters with respect to tax status, which are the subject of Section 4.10, employee relations and labor matters, which are the subject of Section 4.13, or environmental laws, which are the subject of Section 4.16.

4.10 Tax Matters. The Company and its subsidiaries have timely prepared and filed all tax returns required to have been filed by them with all appropriate governmental agencies (or extensions have been duly obtained) and timely paid all material taxes shown thereon or otherwise owed by them, except for those which are being contested in good faith, except where failure to file such tax returns or pay such taxes would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no material unpaid assessments against the Company nor, to the Company’s Knowledge, any audits by any federal, state or local taxing authority.

4.11 Title to Properties. The Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

4.12 Certificates, Authorities and Permits. The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, except where failure to so possess would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. The Company has not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

4.13 Labor Matters. The Company is not party to or bound by any collective bargaining agreements or other agreements with labor organizations. To the Company’s Knowledge, the Company has not violated in any respect any laws, regulations, orders or contract terms affecting the collective bargaining rights of employees or labor organizations, or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours that individually or in aggregate are reasonably expected to have a Material Adverse Effect. No labor disputes with the employees of the Company, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exist or, to the Company’s Knowledge, are threatened or imminent, that individually or in aggregate are reasonably expected to have a Material Adverse Effect.

4.14 Intellectual Property. Except as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect:

(a) The Company and its subsidiaries own, possess, license or have other rights to use, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the SEC Filings to be conducted.

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(b) (i) There are no rights of third parties to any such Intellectual Property, including liens, security interests or other encumbrances; (ii) to the Company’s Knowledge, there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property; (iv) such Intellectual Property that is described in the SEC Filings has not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part; (v) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property that is owned or licensed by the Company, including interferences, oppositions, reexaminations or government proceedings; and (vi) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates, or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

4.15 Regulatory Matters. All manufacturing, processing, distribution, labeling, storage, testing, specifications and sampling of products performed by or on behalf of the Company or any of its subsidiaries are in material compliance with all applicable rules and regulations administered or issued by the U.S. Food and Drug Administration and comparable regulatory agencies outside of the United States to which they are subject, including the European Medicines Agency (collectively, the “Regulatory Authorities”). Since January 1, 2023, neither the Company nor any of its subsidiaries has received any written notices or correspondence from the Regulatory Authorities, and there is no action or proceeding pending or threatened in writing (including any prosecution, injunction, seizure, civil fine, suspension or recall), in each case alleging that the Company or any of its subsidiaries is not currently in compliance with any and all applicable statues, rules and regulations implemented by the Regulatory Authorities. To the Company’s Knowledge, the nonclinical studies, preclinical studies and clinical trials conducted by or on behalf of the Company and its subsidiaries were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards, including Good Laboratory Practices (GLPs); neither the Company nor any of its subsidiaries has received any written notices or correspondence from the Regulatory Authorities requiring the termination, suspension or modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company or any of its subsidiaries.

4.16 Environmental Matters. The Company is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), has not released any hazardous substances regulated by Environmental Law onto any real property that it owns or operates and has not received any written notice or claim that it is liable for any off-site disposal or contamination pursuant to any Environmental Laws, which violation, release, notice, claim, or liability would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and to the Company’s Knowledge, there is no pending or threatened investigation that would reasonably be expected to lead to such a claim.

4.17 Legal Proceedings. There are no legal, governmental or regulatory investigations, actions, suits or proceedings pending or, to the Company’s Knowledge, threatened, to which the Company or its subsidiaries are or may reasonably be expected to become a party or to which any property of the Company or its subsidiaries are or may reasonably be expected to become the subject that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

4.18 Financial Statements. The financial statements included in each SEC Filing comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, subject in the case of unaudited financial statements to normal, immaterial year-end audit adjustments, and such consolidated financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) (except as may be disclosed therein or in the notes thereto, and except that the unaudited financial

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statements may not contain all footnotes required by GAAP, and, in the case of quarterly financial statements, except as permitted by Form 10-Q under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect.

4.19 Compliance with Nasdaq Continued Listing Requirements. To the Company’s Knowledge, after due inquiry, it is in compliance with all Nasdaq continued listing requirements. There are no proceedings pending or, to the Company’s Knowledge, threatened against the Company relating to the continued listing of the Common Stock on Nasdaq, and, the Company has not received any notice of, nor to the Company’s Knowledge is there any reasonable basis for, the delisting of the Common Stock from Nasdaq.

4.20 Brokers and Finders. Other than in connection with the Merger, no Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. No Investor shall have any obligation with respect to any fees, or with respect to any claims made by or on behalf of other Persons for fees, in each case of the type contemplated by this Section 4.20 that may be due in connection with the transactions contemplated by the Transaction Documents.

4.21 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares.

4.22 No Integrated Offering. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 5, neither the Company nor its subsidiaries nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) and/or Regulation D for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the 1933 Act.

4.23 Private Placement. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 5, the offer and sale of the Shares to the Investors as contemplated hereby are exempt from the registration requirements of the 1933 Act. Subject to the receipt of Stockholder Approval, the issuance and sale of the Shares (or any portion thereof) will not contravene the rules and regulations of Nasdaq.

4.24 Questionable Payments. Neither the Company nor its subsidiaries nor, to the Company’s Knowledge, any of their current or former directors, officers, employees, agents or other Persons acting on behalf of the Company or its subsidiaries, has on behalf of the Company or its subsidiaries in connection with their business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets which is in violation of law; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

4.25 Transactions with Affiliates. Other than the transactions contemplated by the Merger Agreement and the Transaction Documents, there are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the SEC Filings that have not been described as required.

4.26 Internal Controls. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the 1934 Act), which (a) are designed to ensure that material information relating to the Company, including its subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities and (b) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter. Except as identified and

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described in the SEC Filings, since the end of the Company’s most recent audited fiscal year, there have been no material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal controls over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting.

4.27 [RESERVED].

4.28 Investment Company. The Company is not required to be registered as, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.29 Manipulation of Price. The Company has not taken, and, to the Company’s Knowledge, no Person acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares.

4.30 Anti-Bribery and Anti-Money Laundering Laws. Each of the Company, its subsidiaries and, to the Company’s Knowledge, their respective officers, directors, supervisors, managers, agents, or employees are and have at all times been in compliance with and its participation in the offering will not violate: (A) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope or (B) anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.

4.31 No Bad Actors. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the 1933 Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s Knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable.

4.32 No Additional Agreements. The Company has no other agreements or understandings (including, without limitation, side letters) with any Investor to purchase Shares on terms more favorable to such Investor than as set forth herein.

4.33 [RESERVED].

4.34 Authorization of Merger Agreement. All necessary corporate action has been duly and validly taken by the Company and the Merger Sub to authorize the execution, delivery and performance of the Merger Agreement. The Merger Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company and the Merger Sub, executed and delivered by the Company and the Merger Sub and constitutes legal, valid and binding obligations of the Company and the Merger Sub enforceable against the Company and the Merger Sub in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity or public policy (regardless of whether enforcement is sought in a proceeding at law or in equity).

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5. Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company as of the date of this Agreement and as of the Closing that:

5.1 Organization and Existence. Such Investor is a duly incorporated or organized and validly existing corporation, limited partnership, limited liability company or other legal entity, has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to invest in the Shares pursuant to this Agreement, and is in good standing under the laws of the jurisdiction of its incorporation or organization.

5.2 Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and each has been duly executed and when delivered will constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally, and general principles of equity.

5.3 Purchase Entirely for Own Account. The Shares to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, solely for the purpose of investment and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act, provided, however, that by making the representations herein, such Investor does not agree to hold any of the Shares for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the 1933 Act or under an exemption from such registration and in compliance with applicable U.S. federal, state and other securities laws. The Shares are being purchased by such Investor in the ordinary course of its business. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

5.4 Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.5 Disclosure of Information. Such Investor has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. Such Investor acknowledges that copies of the SEC Filings are available on the EDGAR system. Based on the information such Investor has deemed appropriate, it has independently made its own analysis and decision to enter into the Transaction Documents. Such Investor is relying exclusively on its own investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of the Transaction Documents, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Such Investor further acknowledges that there have not been and such Investor hereby agrees that it is not relying on and has not relied on, any statements, representations, warranties, covenants or agreements made to such Investor by or on behalf of the Company, any of its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties and covenants of the Company expressly set forth in this Agreement. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 5 of this Agreement or the right of the Investors to rely thereon or the right of the Investors to rely on the accuracy and completeness of the SEC Filings.

5.6 Restricted Securities. Such Investor understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

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5.7 Legends. It is understood that, except as provided below, certificates or book-entry records evidencing the Shares may bear the following or any similar legend:

(a) “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b) If required by the authorities of any state in connection with the issuance of sale of the Shares, the legend required by such state authority.

5.8 Accredited Investor. Such Investor is an “accredited investor” within the meaning of Rule 501(a) of Regulation D and/or a qualified institutional buyer as defined under Rule 144A under the Securities Act. Accordingly, such Investor understands that the offering meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J). Such Investor has executed and delivered to the Company a questionnaire in substantially the form attached hereto as Exhibit C (the “Investor Questionnaire”), which such Investor represents and warrants is true, correct and complete. Such Investor is (i) an institutional account as defined in FINRA Rule 4512(c), (ii) a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Shares. Accordingly, such Investor understand that the offering meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b). Such Investor has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the transactions contemplated by the Transaction Documents (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to such Investor, (iii) have been duly authorized and approved by all necessary action by such Investors, (iv) do not and will not violate or constitute a default under such Investor’s charter, bylaws or other constituent document or under any law, rule, regulation, agreement or other obligation by which such Investor is bound and (v) are a fit, proper and suitable investment for such Investor, notwithstanding the substantial risks inherent in investing in or holding the Shares.

5.9 CFIUS Foreign Person Status. Unless Investor otherwise notifies the Company in writing, such Investor is not a “foreign person” within the meaning of the Defense Production Act of 1950, as amended, including all implementing regulations thereof.

5.10 No General Solicitation. Such Investor did not learn of the investment in the Shares as a result of any general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (a) any advertisement, article, notice or other communication published in any newspaper, magazine, website, or similar media, or broadcast over television, radio or the internet, or (b) any seminar or meeting to which such Investor was invited by any of the foregoing means of communications.

5.11 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

5.12 Short Sales and Confidentiality Prior to the Date Hereof. Other than consummating the transactions contemplated hereunder, such Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Investor was first contacted by the Company or any other Person regarding the transactions contemplated hereby and ending immediately prior to the date hereof. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of

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such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Other than to other Persons party to this Agreement and other than to such Person’s outside attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation of the investment, and the performance of the necessary or required tax, accounting, financial, legal, or administrative tasks and services and other than as may be required by law, such Investor has maintained the confidentiality of all disclosures made to it in connection with the transactions contemplated by the Transaction Documents and the Merger Agreement (including the existence and terms of this Agreement). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

5.13 No Government Recommendation or Approval. Such Investor understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Shares.

5.14 No Intent to Effect a Change of Control. Such Investor has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the 1934 Act.

5.15 Residency. Such Investor’s office in which its investment decision with respect to the Shares was made is located at the address immediately below such Investor’s name on its signature page hereto.

5.16 No Conflicts. The execution, delivery and performance by such Investor of the Transaction Documents and the consummation by such Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Investor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations under the Transaction Documents.

5.17 “Bad Actor” Matters. If such Investor is a Company Covered Person, such Investor hereby represents that no Disqualification Event is applicable to such Investor or, to such Investor’s knowledge, any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Such Investor hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to Investor or, to such Investor’s knowledge, any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section 5.17, “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of such Investor’s securities for purposes of Rule 506(d) of the 1933 Act.

6. Conditions to Closing.

6.1 Conditions to the Investors’ Obligations. The obligation of each Investor to purchase Shares at the Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

(a) The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects as of the date hereof and as of the Closing Date, as though made on and as of such date (other than (A) representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations shall be true and correct in all respects, and (B) those representations or warranties which expressly speak as of an earlier date, which shall be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date), but in each case without giving effect to the consummation of the transactions contemplated by the Transaction Documents. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

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(b) The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the Shares and the consummation of the other transactions contemplated by the Transaction Documents (other than the Stockholder Approval), all of which shall be and remain so for as long as necessary in full force and effect.

(c) The Company shall have executed and delivered the Registration Rights Agreement and such agreement shall be in full force and effect.

(d) The Company shall have submitted to Nasdaq a Listing of Additional Shares notification form for the listing of the Shares.

(e) All conditions to the closing of the Merger set forth in the Merger Agreement shall have been satisfied (as determined by the parties to the Merger Agreement and other than the Closing hereunder and other than those conditions which, by their nature, are to be satisfied at the closing of the transactions contemplated by the Merger Agreement) or waived by the party entitled to the benefit thereof under the Merger Agreement, and the closing of the Merger shall be set to occur substantially concurrently with the Closing hereunder. No amendment or waiver of the Merger Agreement (as the same exists as of the date hereof in the form provided to the Investor) shall have occurred that would reasonably be expected to materially and adversely affect the economic benefits the Investor would reasonably expect to receive with regard to the Shares that Investor is acquiring pursuant to this Agreement.

(f) The Company shall have obtained the Stockholder Approval.

(g) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, or any statute, rule, regulation or executive order shall have been issued, entered, enacted, promulgated or endorsed by any governmental authority, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(h) The Company shall have delivered to each Investor a Certificate, executed on behalf of the Company by its Executive Chairman, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (d), (e), (f), (g), (k) and (l) of this Section 6.1.

(i) The Company shall have delivered to each Investor a Certificate, executed on behalf of the Company by its Executive Chairman, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement, the other Transaction Documents and the issuance of the Shares, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

(j) The Investors shall have received an opinion from Wilmer Cutler Pickering Hale and Dorr LLP, the Company’s counsel, dated as of the Closing Date, in form and substance reasonably acceptable to the Investors and addressing such legal matters as the Investors may reasonably request.

(k) No Material Adverse Effect has occurred with respect to the Company since the date hereof.

(l) No stop order or suspension of trading shall have been imposed and remain in effect on the Closing Date by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

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6.2 Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Shares to any Investor at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) The representations and warranties made by such Investor in Section 5 hereof shall be true and correct in all material respects as of the date hereof and as of the Closing Date, as though made on and as of such date (other than (A) representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations shall be true and correct in all respects, and (B) those representations or warranties which expressly speak as of an earlier date, which shall be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date). Such Investor shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b) Such Investor shall have executed and delivered the Registration Rights Agreement and an Investor Questionnaire.

(c) Such Investor shall have paid in full to the Company its Aggregate Purchase Price.

(d) All conditions to the closing of the Merger set forth in the Merger Agreement shall have been satisfied (as determined by the parties to the Merger Agreement and other than the Closing hereunder and other than those conditions which, by their nature, are to be satisfied at the closing of the transactions contemplated by the Merger Agreement) or waived by the party entitled to the benefit thereof under the Merger Agreement, and the closing of the Merger shall be set to occur substantially concurrently with the Closing hereunder.

6.3 Termination of Obligations to Effect Closing; Effects.

(a) The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

(i) Upon the mutual written consent of the Company and the Investor Majority;

(ii) Such date and time that the Merger Agreement is terminated in accordance with its terms; or

(iii) Upon written notice by either the Company or any Investor (with respect to itself only) if the Closing has not occurred on or prior to the Outside Date (as set forth in the Merger Agreement in effect on the date hereof);

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b) In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall be given to the other Investors by the Company and the other Investors shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Investors. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any willful breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

7. Covenants and Agreements of the Company.

7.1 [RESERVED].

7.2 Nasdaq Listing. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on Nasdaq and, in accordance therewith, will use commercially reasonable efforts to comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

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7.3 Termination of Covenants. The provisions of Sections 7.1 and 7.2 shall terminate and be of no further force and effect on the date on which the Company’s obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) terminate.

7.4 Removal of Legends.

(a) In connection with any sale, assignment, transfer or other disposition of the Shares by an Investor pursuant to Rule 144 or pursuant to any other exemption under the 1933 Act such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Agreement, if requested by the Investor, the Company shall request the transfer agent for the Common Stock (the “Transfer Agent”) to remove any restrictive legends related to the book entry account representing such Shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within two (2) Trading Days of any such request therefor from such Investor, provided that the Company has timely received from the Investor customary representations and other documentation reasonably acceptable to the Company in connection therewith.

(b) Upon the earliest of such time as the Shares (i) become covered by an effective registration statement, (ii) have been sold pursuant to Rule 144, or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision, the Investor may deliver notice to the Company requesting removal of any restrictive legends from the Shares, and the Company shall on or prior to the second Trading Day after it receives such notice, (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such Shares, and (B) subject to receipt from the Investor by the Company of customary representations and other documentation reasonably acceptable to the Company in connection therewith, cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act if required by the Transfer Agent; provided, that the Company shall automatically, and without need for an Investor request, deliver legend removal instructions to the Transfer Agent within two (2) Trading Days of Shares becoming covered by an effective registration statement. Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s prime broker with the Depository Trust & Clearing Corporation (“DTC”) as directed by such Investor. The Company shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance.

(c) Each Investor, severally and not jointly with the other Investors, agrees with the Company (i) that such Investor will sell any Shares only pursuant to either the registration requirements of the 1933 Act, including any applicable prospectus delivery requirements, or an exemption therefrom, (ii) that if Shares are sold pursuant to a registration statement, such Shares will be sold in compliance with the plan of distribution set forth therein and (iii) that if, after the effective date of the registration statement covering the resale of the Shares, such registration statement ceases to be effective and the Company has provided notice to such Investor to that effect, such Investor will sell Shares only in compliance with an exemption from the registration requirements of the 1933 Act.

7.5 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the 1933 Act of the sale of the Shares to the Investors, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction; provided, however, that this Section 7.5 shall not limit the Company’s right to issue shares of Common Stock pursuant to the Merger Agreement.

7.6 Short Sales and Confidentiality After the Date Hereof. Each Investor covenants that neither it nor any Affiliates acting on its behalf or pursuant to any understanding with it will trade in the securities of the Company or execute any Short Sales during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated in full. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate

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portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares. Each Investor covenants that until such time as all material terms of (i) the sale of the Shares to the Investors pursuant to this Agreement and (ii) the Merger Agreement are publicly disclosed by the Company, such Investor will maintain the confidentiality of the existence and terms of this Agreement and the Merger Agreement, other than, in each case, to such Person’s outside attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation of the investment, and the performance of the necessary or required tax, accounting, financial, legal or administrative tasks and services and other than as may be required by law.

7.7 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event (without duplication, to the extent the relevant Transaction Document provides for such amendment therein).

7.8 Equal Treatment of Investors. No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the Investors. For clarification purposes, this provision constitutes a separate right granted to each Investor by the Company and negotiated separately by each Investor and shall not in any way be construed as the Investors acting in concert or as a group with respect to the purchase, disposition or voting of shares of Common Stock or otherwise.

8. Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement for the applicable statute of limitations.

9. Miscellaneous.

9.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or each of the Investors, as applicable, provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Shares in a transaction complying with applicable securities laws without the prior written consent of the Company or the other Investors, provided such assignee agrees in writing to be bound by the provisions hereof that apply to Investors. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Without limiting the generality of the foregoing, in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Shares” shall be deemed to refer to the securities received by the Investors in connection with such transaction. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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9.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by facsimile or e-mail, then such notice shall be deemed given upon receipt of confirmation of complete facsimile transmittal or confirmation of receipt of an e-mail transmission, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Eliem Therapeutics, Inc.

PMB #117

2801 Centerville Road 1st Floor

Wilmington, Delaware 19808-1609

Attention: Alan Hambleton; Chris Barnstable-Brown

Email: ahambelton@cooley.com; Chris.Barnstable-Brown@wilmerhale.com

With a copy (which shall not constitute notice) to:

Special Committee of the Board of Directors of the Company

PMB #117

2801 Centerville Road 1st Floor

Wilmington, DE

Wilmer Cutler Pickering Hale and Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, New York 10007

Attention: Christopher D. Barnstable-Brown; Scott Lunin

Email: Chris.Barnstable-Brown@wilmerhale.com; Scott.Lunin@wilmerhale.com

If to the Investors:

Only to the addresses set forth on the signature pages hereto.

9.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith regardless of whether the transactions contemplated hereby are consummated; it being understood that each of the Company and each Investor has relied on the advice of its own respective counsel.

9.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor Majority. Notwithstanding the foregoing, this Agreement may not be amended and the observance of any term of this Agreement may not be waived with respect to any Investor without the written consent of such Investor unless such amendment or waiver applies to all Investors in the same fashion. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Shares purchased under this Agreement at the time outstanding and the Company.

9.7 Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Investors prior to Closing without the prior consent of the Company, except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Investors shall allow the Company reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, each Investor may identify the Company and the value of such Investor’s security holdings in the Company in accordance with

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applicable investment reporting and disclosure regulations or internal policies without prior notice to or consent from the Company (including, for the avoidance of doubt, filings pursuant to Sections 13 and 16 of the 1934 Act). The Company shall not include the name of any Investor or any Affiliate or investment adviser of such Investor in any press release or public announcement (which, for the avoidance of doubt, shall not include any SEC Filing to the extent such disclosure is required by SEC rules and regulations) without the prior written consent of such Investor. No later than 9:00 A.M., New York City time, on the Trading Day immediately following the date hereof (provided that, if this Agreement is executed between midnight and 9:00 A.M., New York City time on any Trading Day, no later than 9:01 A.M. on the date hereof), the Company shall (a) issue a press release (the “Press Release”) disclosing all material terms of the transactions contemplated hereby and / or (b) file a Current Report on Form 8 K with the SEC describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents).

9.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

9.9 Entire Agreement. This Agreement, including the signature pages, Exhibits, the other Transaction Documents and any confidentiality agreement between the Company and each Investor constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof; provided, however, that with respect to any conflict between this Agreement and the Registration Rights Agreement, the Registration Rights Agreement shall govern as it relates to the registration of the resale of the Shares.

9.10 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.11 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.

9.12 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Shares pursuant to this Agreement has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among the Investors.

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:	ELIEM THERAPEUTICS, INC.

	By:	/s/ Andrew Levin, M.D., Ph.D.
Name: Andrew Levin, M.D., Ph.D.
Title: Executive Chairman of the Board of Directors

INVESTOR:	RA CAPITAL HEALTHCARE FUND, L.P.

	By:	RA Capital Healthcare Fund GP, LLC
	Its:	General Partner

	By:	/s/ Peter Kolchinsky
	Name:	Peter Kolchinsky
	Title:	Manager

INVESTOR:	RA CAPITAL NEXUS FUND III, L.P.

	By:	RA Capital Nexus Fund GP, LLC
	Its:	General Partner

	By:	/s/ Peter Kolchinsky
	Name:	Peter Kolchinsky
	Title:	Manager

INVESTOR:	BOXER CAPITAL, LLC

	By:	/s/ Aaron Davis
Name: Aaron Davis
Title: Chief Executive Officer

INVESTOR:	DEEP TRACK BIOTECHNOLOGY MASTER FUND, LTD.

	By:	/s/ Nir Messafi
Name: Nir Messafi
Title: Authorized Person

INVESTOR:	JANUS HENDERSON BIOTECH INNOVATION MASTER FUND LIMITED

	By:	/s/ Daniel S. Lyons
Name: Daniel S. Lyons
Title: Authorized Signatory

INVESTOR:	PONTIFAX (ISRAEL) VI LIMITED PARTNERSHIP

	By:	/s/ Asaf Shinar
Name: Asaf Shinar

INVESTOR:	PONTIFAX (CAYMAN) VI LIMITED PARTNERSHIP

	By:	/s/ Asaf Shinar
Name: Asaf Shinar

INVESTOR:	SAMSARA BIOCAPITAL, LP

	By:	/s/ Srinivas Akkaraju, MD, PhD
Name: Srinivas Akkaraju, MD, PhD Title: Managing Member of Samsara BioCapital GP LLC, General Partner of Samsara BioCapital LP

ANNEX A

COMPANY KNOWLEDGE PARTIES

EXHIBIT A

Schedule of Investors

Investor Name	Number of Shares to be Purchased	Aggregate Purchase Price of Shares
RA Capital Healthcare Fund, L.P.	11,949,171	$45,902,023.45
RA Capital Nexus Fund III, L.P.	1,059,375	$4,069,525.50
Deep Track Biotechnology Master Fund, Ltd.	3,904,785	$14,999,997.30
Pontifax (Israel) VI L.P.	3,312,625	$12,725,250.18
Pontifax (Cayman) VI L.P.	1,893,755	$7,274,746.21
Janus Henderson Biotech Innovation Master Fund Limited	3,253,988	$12,499,999.67
Samsara Biocapital, LP	3,261,393	$12,528,445.53
Boxer Capital, LLC	2,603,190	$9,999,998.20

TOTAL	31,238,282	$119,999,986.04

EXHIBIT B

Registration Rights Agreement

EXHIBIT C

Investor Questionnaire

Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of April 10, 2024 by and among Eliem Therapeutics, Inc., a Delaware corporation (the “Company”), and the “Investors” named in that certain Securities Purchase Agreement by and among the Company and the Investors, dated as of April 10, 2024 (the “Purchase Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

The parties hereby agree as follows:

1. Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the first paragraph.

“Allowed Delay” has the meaning set forth in Section 2(c)(ii).

“Availability Date” has the meaning set forth in Section 3(i).

“Blackout Period” has the meaning set forth in Section 2(d)(ii).

“Company” has the meaning set forth in the first paragraph.

“Cut Back Shares” has the meaning set forth in Section 2(e).

“Effectiveness Deadline” means, with respect to the Registration Statement, the forty-fifth calendar day following the Filing Deadline (or, in the event the SEC reviews and has written comments to the Registration Statements, the ninetieth calendar day following the Filing Deadline); provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

“Effectiveness Liquidated Damages” has the meaning set forth in Section 2(d)(ii).

“Effectiveness Period” has the meaning set forth in Section 3(a).

“Filing Deadline” has the meaning set forth in Section 2(a)(i).

“Inspectors” has the meaning set forth in Section 4.

“Investors” means (i) the Investors identified in the Purchase Agreement, (ii) any Person who receives Common Stock issued pursuant to the Merger Agreement and executes a joinder to this Agreement in the form attached hereto as Exhibit A, and (iii) any Affiliate or permitted transferee of any Investor who is a subsequent holder of Registrable Securities.

“Liquidated Damages” has the meaning set forth in Section 2(d)(ii).

“Maintenance Failure” has the meaning set forth in Section 2(d)(ii).

“Merger Agreement” means that certain Agreement and Plan of Merger and Reorganization, dated as of April 10, 2024, by and among the Company, Tango Merger Sub, Inc., and Tenet Medicines, Inc. and solely in his capacity as equityholder representative, Stephen Thomas.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Purchase Agreement” has the meaning set forth in the first paragraph.

“Qualification Date” has the meaning set forth in Section 2(a)(ii).

“Qualification Deadline” has the meaning set forth in Section 2(a)(ii).

“Records” has the meaning set forth in Section 4.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the Shares, (ii) any Common Stock issued to an Investor pursuant to the Merger Agreement (“Merger Shares”) and (iii) any other securities issued or issuable with respect to or in exchange for Shares or Merger Shares, whether by merger, charter amendment or otherwise; provided, that a security shall cease to be a Registrable Security upon the earliest of: (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act or (B) such security becoming eligible for sale without restriction by the Investor holding such security pursuant to Rule 144, including without any manner of sale or volume limitations, and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act.

“Registration Liquidated Damages” has the meaning set forth in Section 2(d)(i).

“Registration Statement” means any registration statement of the Company under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Required Investors” means the Investors holding a majority of the Registrable Securities outstanding from time to time.

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“Restriction Termination Date” has the meaning set forth in Section 2(e).

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Restrictions” has the meaning set forth in Section 2(e).

“Shelf Registration Statement” has the meaning set forth in Section 2(a)(ii).

2. Registration.

(a) Registration Statements.

(i) Promptly following the Closing Date but no later than forty-five (45) days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement covering the resale of all of the Registrable Securities. Subject to any SEC comments, such Registration Statement shall include the plan of distribution, substantially in the form and substance attached hereto as Exhibit B; provided, however, that no Investor shall be named as an “underwriter” in such Registration Statement without the Investor’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder of securities of the Company without the prior written consent of the Required Investors. Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors prior to its filing or other submission.

(ii) The Registration Statement referred to in Section 2(a)(i) shall be on Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on such other form as is available to the Company and (ii) so long as Registrable Securities remain outstanding, promptly following the date (the “Qualification Date”) upon which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, but in no event more than forty-five (45) days after the Qualification Date (the “Qualification Deadline”), file a registration statement on Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to a registration statement on Form S-1) (a “Shelf Registration Statement”) and use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable thereafter; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Shelf Registration Statement covering the Registrable Securities has been declared effective by the SEC.

(b) Expenses. The Company will pay all expenses associated with each Registration Statement, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

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(c) Effectiveness.

(i) The Company shall use commercially reasonable efforts to have each Registration Statement declared effective as soon as practicable after such Registration Statement has been filed with the SEC, but no later than the Effectiveness Deadline. By 5:30 p.m. (Eastern time) on the second Business Day following the date on which the Registration Statement is declared effective by the SEC, the Company shall file with the SEC, in accordance with Rule 424 under the 1933 Act, the final prospectus to be used in connection with sales pursuant to such Registration Statement. The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall concurrently provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii) On up to two (2) occasions in any twelve (12) month period for a period not to exceed 45 consecutive calendar days per occasion or a total of ninety (90) calendar days in any such 12-month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Investor in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Investor) disclose to such Investor any material nonpublic information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(d) Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

(i) If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to each Investor then holding Registrable Securities, as liquidated damages and not as a penalty (the “Registration Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Investor for the initial day of failure to file such Registration Statement by the Filing Deadline and for each subsequent 30-day period (pro rata for any portion thereof) thereafter for which no such Registration Statement is filed with respect to the Registrable Securities. Such payments shall be made to each Investor then holding Registrable Securities in cash no later than ten (10) Business Days after the date of the initial failure to file such Registration Statement by the Filing Deadline and the end of each subsequent 30-day period (pro rata for any portion thereof) until such Registration Statement is filed with respect to the Registrable Securities. Interest shall accrue at the rate of one percent (1.0%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

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(ii) If (A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earlier of (i) five (5) Business Days after the SEC informs the Company that no review of such Registration Statement will be made or that the SEC has no further comments on such Registration Statement or (ii) the Effectiveness Deadline, or (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update such Registration Statement), but excluding any Allowed Delay or the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions (each of (A) and (B), a “Maintenance Failure”), then the Company will make pro rata payments to each Investor then holding Registrable Securities, as liquidated damages and not as a penalty (the “Effectiveness Liquidated Damages” and together with the Registration Liquidated Damages, the “Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Investor for the Registrable Securities then held by such Investor for the initial day of a Maintenance Failure and for each 30-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured (each, a “Blackout Period”). The Effectiveness Liquidated Damages shall be paid monthly within ten (10) Business Days of the date of such Maintenance Failure and the end of each subsequent 30-day period (pro rata for any portion thereof), as applicable. Such payments shall be made to each Investor then holding Registrable Securities in cash. Interest shall accrue at the rate of one percent (1.0%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

(iii) The parties agree that (1) notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (as defined below) (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period), and in no event shall the aggregate amount of Liquidated Damages payable to an Investor exceed, in the aggregate, six percent (6.0%) of the aggregate purchase price paid by such Investor pursuant to the Purchase Agreement and (2) except with respect to (A) the initial day of failure to file a Registration Statement by the Filing Deadline and (B) the initial day of any Maintenance Failure, in no event shall the Company be liable in any thirty (30) day period for Liquidated Damages under this Agreement in excess of one percent (1.0%) of the aggregate purchase price paid by the Investors pursuant to the Purchase Agreement.

(iv) The Liquidated Damages described in this Section 2(d) shall constitute the Investors’ exclusive monetary remedy for any failure to meet the Filing Deadline and for any Maintenance Failure, but shall not affect the right of the Investors to injunctive relief.

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(e) Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is a primary offering or not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Investor to be named as an “underwriter,” the Company shall use commercially reasonable efforts to advocate before the SEC its reasonable position that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.” The Investors shall have the right to select one legal counsel to review and oversee any registration or matters pursuant to this Section 2(e), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto, which counsel shall be designated by the holders of a majority of the Registrable Securities. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(e), the SEC does not alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor. Any cut-back imposed on the Investors pursuant to this Section 2(e) shall be allocated among the Investors on a pro rata basis and shall be applied first to any of the Registrable Securities of such Investor as such Investor shall designate, unless the SEC Restrictions otherwise require or provide or the Investors otherwise agree. No Liquidated Damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use commercially reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein and the liquidated damages provisions relating thereto) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline and/or the Qualification Deadline, as applicable, for such Registration Statement including such Cut Back Shares shall be fifteen (15) Business Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares under Section 2(c) shall be the 90th day immediately after the Restriction Termination Date (or the 120th day if the SEC reviews such Registration Statement).

3. Company Obligations. The Company will (a) use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof and (b) as expeditiously as possible:

(a) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold and (ii) the date on which all Shares cease to be Registrable Securities (the “Effectiveness Period”);

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(b) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c) provide copies to and permit each Investor to review each Registration Statement and all amendments and supplements thereto no fewer than two (2) days prior to their filing with the SEC and to furnish reasonable comments thereon;

(d) furnish to each Investor whose Registrable Securities are included in any Registration Statement (i) promptly after the same is prepared and filed with the SEC, if requested by the Investor, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by such Registration Statement;

(e) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of such Registration Statement and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest practical moment;

(f) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on The Nasdaq Global Market (or the primary securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed);

(h) promptly notify the Investors, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not

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misleading in light of the circumstances then existing (provided that such notice shall not, without the prior written consent of an Investor, disclose to such Investor any material nonpublic information regarding the Company), and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter);

(j) if requested by an Investor, (i) as soon as reasonably practicable, incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as reasonably practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as reasonably practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities;

(k) within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC; and

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(l) with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold or shall have otherwise ceased to be Registrable Securities; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

4. Due Diligence Review; Information. The Company shall, upon reasonable prior notice, make available, during normal business hours and for reasonable periods, for inspection and review by the Investors, and advisors to and representatives of the Investors (including any attorney, accountant or other agent retained by it, who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company) (collectively, the “Inspectors”), all pertinent financial and other records, and all other pertinent corporate documents and properties of the Company (collectively, the “Records”), as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and, within a reasonable time period, to supply all such information reasonably requested by the Inspectors (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of such Registration Statement for the sole purpose of enabling the Investors and their accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement; provided, however, that each Inspector shall have agreed in writing to hold in strict confidence and to not make any disclosure (except to such Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Section 4 or any other Transaction Document.

Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to the disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and such representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality and non-use agreement with the Company with respect thereto.

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5. Obligations of the Investors.

(a) Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities included in such Registration Statement. An Investor shall provide such information, including but not limited to a completed questionnaire substantially in the form of Exhibit C, to the Company at least three (3) Business Days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any of the Registrable Securities included in such Registration Statement.

(b) Each Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.

(d) Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.

6. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof or (ii) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, and will reimburse such Investor, and each such officer, director, member, employee, agent and each such controlling person for any legal or other documented, out-of-pocket expenses reasonably incurred by them in

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connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, (ii) the use by an Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that such Prospectus is outdated or defective; (iii) an Investor’s failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required (and not satisfied by filing thereof pursuant to Rule 172 under the 1933 Act or otherwise exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities; or (iv) an Investor’s bad faith, gross negligence, recklessness, fraud or willful misconduct.

(b) Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable external attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. Except to the extent that any such losses, claims, damages, liabilities or expenses are finally judicially determined to have resulted from an Investor’s bad faith, gross negligence, recklessness, fraud or willful misconduct, in no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided,

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further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, effect any settlement of or consent to the entry of any judgment with respect to any pending proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability in respect of or arising out of such claims or proceedings that are the subject matter of such proceeding, (ii) imposes no liability or obligation on the indemnified party and (iii) does not include any admission of fault, culpability, wrongdoing or malfeasance by or on behalf of the indemnified party.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. Except to the extent that any such losses, claims, damages or liabilities are finally judicially determined to have resulted from a holder of Registrable Securities’ bad faith, gross negligence, recklessness, fraud or willful misconduct, in no event shall the contribution obligation of such holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7. Miscellaneous.

(a) Effective Date. This Agreement shall be effective as of the Closing. If, prior to the Closing, (i) the Purchase Agreement is terminated with respect to all parties thereto pursuant to Section 6.3 therein, then this Agreement shall be null and void or (ii) any Investor (with respect to itself only) terminates its obligations under the Purchase Agreement pursuant to Section 6.3(a)(iii) therein, then such Investor’s rights and obligations under this Agreement shall also be terminated, in each case, unless otherwise mutually agreed.

(b) Amendments and Waivers. The provisions of this Agreement may be amended, modified, supplemented or waived only by a writing signed by the Company and the Required Investors. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of the Required Investors. Notwithstanding

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the foregoing, (i) any party may give a waiver as to itself, (ii) any proposed amendment that would, by its terms, have a disproportionate effect on any holder of Registrable Securities shall require the consent of such holder and (iii) the provisions of this sentence, may not be amended, modified, or supplemented except with the consent of each holder of Registrable Securities. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing wavier in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.

(d) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto, and the provisions of the Purchase Agreement, and provides written notice of assignment to the Company promptly after such assignment is effected, and such person agrees in writing to be bound by all of the provisions contained herein.

(e) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Investors, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investors in connection with such transaction unless such securities are otherwise freely tradable by the Investors after giving effect to such transaction.

(f) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(h) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(i) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(j) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(k) Entire Agreement. This Agreement and the Purchase Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

(l) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.

(m) Cumulative Remedies. In the event of a breach by the Company or by a holder of Registrable Securities of any of their obligations under this Agreement, each holder of Registrable Securities or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, will be entitled to seek specific performance of its rights under this Agreement, without the requirement of posting a bond. The Company and each holder of Registrable Securities agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

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(n) No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Except and to the extent specified in the Purchase Agreement or as contemplated by that certain Amended and Restated Investors’ Rights Agreement, dated as of May 21, 2021, by and among the Company and the other parties thereto, neither the Company nor any of its security holders (other than the holders of Registrable Securities in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities and the Company shall not prior to the date of the Purchase Agreement enter into any agreement providing any such right to any of its security holders.

(o) Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group (including, without limitation, a “group” within the meaning of Section 13(d)(3) of the 1934 Act) with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor. It is expressly understood that each provision contained in this Agreement is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among the Investors.

[remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:	ELIEM THERAPEUTICS, INC.

	By:	/s/ Andrew Levin, M.D., Ph.D.
Name: Andrew Levin, M.D., Ph.D.
Title: Executive Chairman of the Board of Directors

INVESTOR:	RA CAPITAL HEALTHCARE FUND, L.P.

	By:	RA Capital Healthcare Fund GP, LLC
	Its:	General Partner

	By:	/s/ Peter Kolchinsky
	Name:	Peter Kolchinsky
	Title:	Manager

INVESTOR:	RA CAPITAL NEXUS FUND III, L.P.

	By:	RA Capital Nexus Fund GP, LLC
	Its:	General Partner

	By:	/s/ Peter Kolchinsky
	Name:	Peter Kolchinsky
	Title:	Manager

INVESTOR:	BOXER CAPITAL, LLC

	By:	/s/ Aaron Davis
Name: Aaron Davis Title: Chief Executive Officer

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INVESTOR:	DEEP TRACK BIOTECHNOLOGY MASTER FUND, LTD.

	By:	/s/ Nir Messafi
Name: Nir Messafi
Title: Authorized Person

INVESTOR:	JANUS HENDERSON BIOTECH INNOVATION MASTER FUND LIMITED

	By:	/s/ Daniel S. Lyons
Name: Daniel S. Lyons
Title: Authorized Signatory

INVESTOR:	PONTIFAX (ISRAEL) VI LIMITED PARTNERSHIP

	By:	/s/ Asaf Shinar
Name: Asaf Shinar

INVESTOR:	PONTIFAX (CAYMAN) VI LIMITED PARTNERSHIP

	By:	/s/ Asaf Shinar
Name: Asaf Shinar

INVESTOR:	SAMSARA BIOCAPITAL, LP

	By:	/s/ Srinivas Akkaraju, MD, PhD
	Name:	Srinivas Akkaraju, MD, PhD
	Title:	Managing Member of Samsara BioCapital GP LLC, General Partner of Samsara BioCapital LP

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Exhibit A

Form of Joinder

This JOINDER to the Registration Rights Agreement, dated as of April 10, 2024, by and among Eliem Therapeutics Inc., a Delaware corporation (the “Company”), and the “Investors” named in that certain Securities Purchase Agreement by and among the Company and the Investors, dated as of April 10, 2024 (the “Registration Rights Agreement”), is made and entered into as of [•] by and between the Company and [•] (“New Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Registration Rights Agreement.

WHEREAS, New Holder has acquired certain Registrable Securities pursuant to the Merger Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.

Agreement to be Bound. New Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto and shall be deemed an “Investor” thereunder for all purposes thereof.

2.

Successors and Assigns. This Joinder shall bind and inure to the benefit of and be enforceable by the Company, the Investors and their respective successors, heirs and assigns and New Holder and its successors, heirs and assigns.

3.

Counterparts. This Joinder may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

4.	Notices. For purposes of Section 7(c) of the Registration Rights Agreement, all notices or other communications to the New Holder shall be directed to:

[Name]

[Address]

[Email Address]

5.	Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the State of New York.

Exhibit B

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted by applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934, as amended, may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to use commercially reasonable efforts to cause the registration statement of which this prospectus constitutes a part effective and to remain continuously effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with such registration statement and (2) the date on which all of the shares may be sold without restriction pursuant to Rule 144 of the Securities Act.

Exhibit C

Form of Selling Stockholder Questionnaire

[See attached]

ELIEM THERAPEUTICS, INC.

SELLING STOCKHOLDER QUESTIONNAIRE

Reference is made to that certain registration rights agreement (the “Registration Rights Agreement”), dated as of April 10, 2024, by and among Eliem Therapeutics, Inc. (the “Company”) and the parties named therein. Capitalized terms used and not defined herein shall have the meanings given to such terms in the Registration Rights Agreement.

The undersigned holder of the Registrable Securities (the “undersigned or “Selling Stockholder”) is providing this Selling Stockholder Questionnaire pursuant to Section 5(a) of the Registration Rights Agreement. The undersigned, by signing and returning this Selling Stockholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Stockholder Questionnaire and the Registration Rights Agreement. The undersigned hereby acknowledges its indemnity obligations pursuant to Section 6(b) of the Registration Rights Agreement.

The undersigned further acknowledges that the Company intends to use the information set forth below in preparing a resale registration statement (the “Resale Registration Statement”) relating to the Registrable Securities. The undersigned understands that failure to provide the requested information may result in the Company’s exclusion of the undersigned Registrable Securities from the Resale Registration Statement.

The undersigned provides the following information to the Company and represents and warrants that such information is accurate and complete:

PART A. BACKGROUND INFORMATION

(1) (a) Full Legal Name of the Selling Stockholder:

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

(c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

(2) Address for Notices to the Selling Stockholder:

Telephone (including area code): _________________________________________

Fax (including area code): _____________________________________________

Contact Person: _____________________________________________________

(3) Beneficial Ownership of Registrable Securities (the securities being purchased pursuant to the Purchase Agreement):

(a) Type and Principal Amount/Number of Registrable Securities beneficially owned:

(b) CUSIP No(s). of such Registrable Securities beneficially owned:

(4) Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (4), the Selling Stockholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

(a) Type and Amount of Other Securities beneficially owned by the Selling Stockholder:

(b) CUSIP No(s). of such Other Securities beneficially owned:

PART B. RESALE REGISTRATION STATEMENT QUESTIONS

1. Affiliation with Broker-Dealers: Is the undersigned a registered broker-dealer or an affiliate of a registered broker-dealer? For purposes of this question, an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

Yes_____   No_____

If so, please answer the remaining questions in this section.

Please identify the registered broker-dealer(s) and describe the nature of the affiliation(s) between the undersigned and any registered broker-dealers:

2. If the Registrable Securities are being purchased by you other than in the ordinary course of business, please describe the circumstances:

3. If you, at the time of purchasing the Registrable Securities, will have any agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities, please describe such agreements or understandings:

4. Relationship with the Company:

(A) Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes____ No_____

(B) If so, please state the nature and duration of your relationship with the Company:

5. Plan of Distribution: Except as set forth below, the undersigned intends to distribute its Registrable Securities pursuant to the Resale Registration Statement in accordance with the “Plan of Distribution” that will be included therein, a copy of which is attached as Exhibit B to the Registration Rights Agreement by and among the Company and the Investors:

State any exceptions here:

6. Potential Nature of Beneficial Holding: The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that will exercise(s) sole or shared voting or dispositive power over the Registrable Securities.

(A) Is the undersigned required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q, 8-K) with the Securities and Exchange Commission (the “SEC”) pursuant to section 13(a) or 15(d) of the Exchange Act?

Yes_____    No_____

(B) State whether the undersigned is a subsidiary of an investment company, registered under the Investment Company Act of 1940:

Yes_____    No_____

If a subsidiary, please identify the publicly-held parent entity:

If you answered “Yes” to these two questions (Part B, clauses 6(A) and (B)), you may skip the next question, and proceed to the signature page of this Questionnaire.

(C) Please identify the controlling person(s) of the undersigned (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that will exercise sole or shared voting or dispositive power over the Registrable Securities:

Please find below an example of the requested natural person disclosure:

The securities will be held by [VC Fund I] and [VC Fund II]. The [sole general partner] of [VC Fund I] and [VC Fund II] is [VC Management LLC]. The [managers] of [VC Management LLC] are [John Smith] and [Jane Doe]. These individuals may be deemed to have shared voting and investment power of the securities held by [VC Fund I] and [VC Fund II]. Each of these individuals will disclaim beneficial ownership of such securities, except to the extent of his or her pecuniary interest therein.

(D) Please provide contact information for all controlling persons and Controlling Entities identified in Part B, clause 6(C) above:

Name of controlling person or Controlling Entity (including contact person for Controlling Entities)	Mailing Address	E-Mail Address	Telephone Number

The Company hereby advises the Investor that the SEC currently takes the position that coverage of Short Sales (as defined in the Purchase Agreement) of shares of common stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 239.10 of the Securities Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance.

If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Resale Registration Statement and the related prospectus.

By signing below, the undersigned elects to include the Registrable Securities owned by it in the Registration Statement and consents to the disclosure of the information contained herein and the inclusion of such information in the Resale Registration Statement, any amendments thereto and the related prospectus or other filings with the SEC. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Resale Registration Statement and the related prospectus.

The Selling Stockholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Resale Registration Agreement. The Selling Stockholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned agrees to notify the Company immediately of any changes in the foregoing information and to furnish any supplementary information that may be appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this ____ day of _______________, 2024, and declares that it is truthful and correct.

A. FOR EXECUTION BY AN ENTITY:

Entity Name:

By:

Date

Print
Name:

Title:

B.

ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

By:

Date

Print
Name:

Title:

Entity Name:

By:

Date

Print
Name:

Title:

C. FOR EXECUTION BY AN INDIVIDUAL:

By:

Date

Print
Name:

Exhibit 99.1

Eliem Therapeutics Announces Agreement to Acquire Tenet Medicines and Concurrent $120 Million Private Placement

Transaction to add clinical-stage program directed towards treating unmet needs in autoantibody-mediated diseases

Combined company expected to have approximately $210 million of cash and cash equivalents, including $120 million from a concurrent private placement of common stock from leading life sciences investors

Combined company to focus on clinical development of lead product candidate, TNT119, in upcoming Phase 2 clinical trials in systemic lupus erythematosus and immune thrombocytopenia

Companies to host webcast today, April 11, 2024 at 8:30 a.m. EDT

SEATTLE, UNITED STATES and CAMBRIDGE, UNITED KINGDOM —(GLOBE NEWSWIRE) – April 11, 2024 – Eliem Therapeutics, Inc. (Nasdaq: ELYM) (“Eliem”) and Tenet Medicines, Inc. (“Tenet”), a development-stage private biotechnology company, today announced that the companies have entered into a definitive acquisition agreement whereby Eliem has agreed to acquire Tenet. The combined company plans to focus on advancing TNT119, a potentially best-in class anti-CD19 antibody, designed for a broad range of autoimmune diseases, including systemic lupus erythematosus, immune thrombocytopenia and membranous nephropathy.

In support of the acquisition, Eliem has entered into a securities purchase agreement for a $120 million private placement of common stock with a syndicate of new and existing institutional life science investors including RA Capital Management, Deep Track Capital, Boxer Capital, Janus Henderson Investors, Pontifax and Samsara Biocapital. The private placement is expected to close concurrently with the closing of the acquisition.

Immediately following the closing of the acquisition and the private placement, the total cash and cash equivalents of the combined company are expected to be approximately $210 million. Eliem expects this will be sufficient to fund the combined company’s planned operations into 2027 and to enable the potential attainment of key clinical and development milestones for TNT119. The acquisition and private placement are expected to close in the middle of 2024, subject to approval by Eliem’s stockholders and other customary closing conditions.

“The Eliem board of directors has conducted a thorough review of strategic alternatives, and we believe the transaction we are announcing today with Tenet presents a compelling opportunity for our stockholders,” said Andrew Levin, Executive Chairman of Eliem. “We believe TNT119 represents a promising clinical asset across multiple autoimmune diseases targeting markets where there is a need for improved treatment options.”

“We are looking forward to joining Eliem as we strive to become a leading immunology and inflammation company focused on developing novel treatments for a broad range of autoimmune diseases,” stated Stephen Thomas, Chief Executive Officer of Tenet. “Our team brings deep experience in immune disorders and on the heels of positive preliminary Phase 1 data for TNT119 in membranous nephropathy, we are excited to begin Phase 2 clinical development in systemic lupus erythematosus and immune thrombocytopenia. We believe that TNT119 has best-in-class potential and could be a transformative treatment option for many patients suffering from debilitating autoimmune disorders. This transaction and the support from leading life sciences investors will allow us to accelerate our development plans and continue advancing TNT119 for the potential benefit of patients.”

Tenet’s lead product candidate, TNT119, is an anti-CD19 antibody with potential best-in class properties designed to achieve broad and deep depletion of pathogenic B-cells with a favorable tolerability profile and convenient dosing regimen with the potential for subcutaneous administration. After closing of the transaction, the strategy of the combined company will be to develop TNT119 for a range of autoimmune-mediated diseases, where we believe CD19-targeted approaches have clear biological rationale, where the combined company can potentially achieve clinical proof-of-concept, and where the combined company can introduce product candidates that can be meaningfully differentiated in the market. TNT119’s lead indication is in systemic lupus erythematosus, the most common type of lupus and an autoimmune disease in which the immune system attacks its own tissue causing widespread inflammation and tissue damage in affected organs including joints, skin, brain, lungs kidneys and blood vessels. In systemic lupus erythematosus, the underlying pathology involves the production of autoantibodies by autoreactive B cells and the formation of immune complexes that contribute to inflammation and tissue damage. CD19 is a protein expressed on the surface of these B cells, and it plays a role in B cell activation, proliferation and survival. TNT119 is designed to target and deplete CD19-expressing B cells known to produce autoantibodies, thereby providing a novel approach to the potential treatment of systemic lupus erythematosus. The combined company expects to initiate Phase 2 clinical trials of TNT119 for the treatment of systemic lupus erythematosus and immune thrombocytopenia in the second half of 2024.

About the Transaction

Under the terms of the acquisition agreement, Tenet stockholders are entitled to receive shares of Eliem’s common stock upon the closing of the acquisition. Pre-acquisition Tenet equityholders are expected to own approximately 15% of the combined company, and pre-acquisition Eliem equityholders are expected to own approximately 85% of the combined company, in each case, before giving effect to the concurrent private placement.

The acquisition agreement has been unanimously approved by the boards of directors of both companies, as well as by a special committee of Eliem’s board of directors consisting solely of independent and disinterested directors. The acquisition and the private placement are expected to close in the middle of 2024, subject to Eliem stockholder approval (including approval by holders of a majority of outstanding shares not held by affiliates of RA Capital Management) and other customary closing conditions.

In the private placement, Eliem has agreed to sell 31,238,282 shares of its common stock at a price of $3.84 per share, and upon the closing of the private placement, will receive aggregate gross proceeds of $120 million.

The securities to be sold in the private placement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or other applicable jurisdiction’s securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws. Eliem has agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock issued in the acquisition and in the private placement no later than the 45th day after the closing of the private placement.

Additional information about the acquisition and the private placement will be provided in a Current Report on Form 8-K that will be filed by Eliem with the SEC and will be available at www.sec.gov.

Leerink Partners is serving as the exclusive financial advisor and Wilmer Cutler Pickering Hale and Dorr LLP is serving as legal counsel to Eliem. Cooley LLP is serving as legal counsel to Tenet.

Management and Organization

Following the closing of the acquisition, the combined company’s leadership team will include members of Tenet’s current leadership team, including Stephen Thomas, as interim Chief Executive Officer, and William Bonificio, as interim Chief Business Officer. The board of directors of the combined company will be composed of seven board members, consisting of the five existing board members of Eliem, one board member that will be named by Tenet, and Stephen Thomas, the interim Chief Executive Officer.

Webcast Details

Eliem will host a webcast today, April 11, 2024 at 8:30 a.m. EDT, to discuss the acquisition of Tenet. The webcast can be accessed in the Investors section of Eliem’s website at www.eliemtx.com. An archived replay of the webcast will be available for approximately 90 days following the presentation.

About Eliem Therapeutics, Inc.

Eliem Therapeutics, Inc. is a biotechnology company focused on developing novel therapies for neuronal excitability disorders to address unmet needs in psychiatry, epilepsy, chronic pain, and other disorders of the peripheral and central nervous systems. At its core, the Eliem team is motivated by the promise of helping patients live happier, more fulfilling lives.

https://eliemtx.com/

About Tenet Medicines, Inc.

Tenet Medicines is a privately held biopharmaceutical company focused on developing therapeutics for autoimmune driven inflammatory diseases. Tenet’s lead asset, TNT119, also known as budoprutug, is an anti-CD19 targeted monoclonal antibody designed to deplete B-cells. TNT119 has a clinically validated mechanism of action, and is being advanced in indications with high unmet needs, including systemic lupus erythematosus (“SLE”), immune thrombocytopenia (“ITP”), and membranous nephropathy (“MN”). Tenet Medicines was founded in 2023 and is based in Scotch Plains, NJ.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: future expectations, plans and prospects for Eliem, Tenet and the combined company following the anticipated consummation of the proposed acquisition of Tenet by Eliem; the anticipated size of and investors in the private placement; the anticipated benefits of the acquisition; the anticipated timing of closing the acquisition and the private placement; the strategy, anticipated milestones and key inflection points of the combined company; the anticipated use of proceeds of the private placement; the expected cash and cash equivalents of the combined company at closing of the acquisition and the private placement and the anticipated cash runway of the combined company; the expected ownership, management team and board of directors of the combined company; Tenet’s TNT119 product candidate, including expectations regarding TNT119’s therapeutic benefits, clinical potential and clinical development, and anticipated timelines for initiating clinical trials of TNT119, including initiating Phase 2 clinical trials for the treatment of SLE and ITP in the second half of 2024; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “will,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. The combined company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, important risks and uncertainties associated with: completion of the proposed acquisition and concurrent private placement in a timely manner or on the anticipated terms or at all; the satisfaction (or waiver) of closing conditions to the consummation of the acquisition, including with respect to the approval of Eliem’s and Tenet’s stockholders; risks related to Eliem’s and Tenet’s ability to estimate their respective operating expenses and expenses associated with the transaction; uncertainties regarding the impact any delay in the closing would have on the anticipated cash and cash equivalents of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash and cash equivalents; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the acquisition agreement or private placement; the effect of the announcement or pendency of the acquisition on Eliem’s or Tenet’s business relationships, operating results and business generally; the ability of the combined company to timely and successfully achieve or recognize the anticipated benefits of the acquisition; the outcome of any legal proceedings that may be instituted against Eliem or Tenet following any announcement of the proposed acquisition and related transactions; costs related to the proposed acquisition, including unexpected costs, charges or expenses resulting from the acquisition; changes in applicable laws or regulation; the possibility that Eliem or Tenet may be adversely affected by other economic, business and/or competitive factors; competitive responses to the transactions; Eliem’s ability to advance TNT119 and/or its other product candidates on the timelines expected or at all and to obtain and maintain necessary approvals from the U.S. Food and Drug Administration and other regulatory authorities; obtaining and maintaining the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring board; replicating in clinical trials positive results found in early-stage clinical trials of TNT119; competing successfully with other companies that are seeking to develop treatments for SLE, ITP, MN and other autoimmune driven inflammatory diseases; maintaining or protecting intellectual property rights related to TNT119 and/or its other product candidates; managing expenses; raising the substantial additional capital needed, on the timeline necessary, to continue development of TNT119 and other product candidates the combined company may develop; achieving Eliem’s other business objectives. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eliem’s actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in Eliem’s most recent filings with the SEC. In addition, the forward-looking statements included in this press release represent Eliem’s views as of the date hereof and should not be relied upon as representing Eliem’s views as of any date subsequent to the date hereof. Eliem anticipates that subsequent events and developments will cause Eliem’s views to change. However, while Eliem may elect to update these forward-looking statements at some point in the future, Eliem specifically disclaims any obligation to do so.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed acquisition and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Important Additional Information Will Be Filed with the SEC

In connection with the acquisition and the private placement, Eliem intends to file with the SEC preliminary and definitive proxy statements relating to the acquisition and the private placement and other relevant documents. The definitive proxy statement will be mailed to Eliem’s stockholders as of a record date to be established for voting on the shares to be issued in the acquisition and the private placement and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE ACQUISITION OR THE PRIVATE PLACEMENT OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELIEM, TENET, THE ACQUISITION AND THE PRIVATE PLACEMENT. Investors and security holders may obtain free copies of these documents (when they become available) on the SEC’s website at www.sec.gov, on Eliem’s website at www.eliemtx.com or by contacting Eliem’s Investor Relations via email at investorrelations@eliemtx.com or by telephone at (339) 970-2843.

Participants in the Solicitation

Eliem, Tenet and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Eliem in connection with the issuance of shares in the acquisition and the private placement and any other matters to be voted on at the special meeting. Information about Eliem’s directors and executive officers is included in Eliem’s most recent definitive proxy statement filed with the SEC on April 6, 2023 and in Eliem’s other filings with the SEC. Additional information regarding the names, affiliations and interests of Eliem’s and Tenet’s directors and executive officers will be included in the preliminary and definitive proxy statements (when filed with the SEC).

These documents (when filed with the SEC) will be available free of charge as described above.

Investors

Chris Brinzey

ICR Westwicke

chris.brinzey@westwicke.com

339-970-2843

TENET ACQUISITION OVERVIEW POTENTIAL FOR BEST-IN-CLASS THERAPIES TO TREAT AUTOANTIBODY-MEDIATED DISEASES April 11, 2024 Exhibit 99.2

Forward-Looking Statements This presentation and various remarks we make during this presentation contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: future expectations, plans and prospects for Eliem Therapeutics, Inc. (“Eliem”), Tenet Medicines, Inc. (“Tenet”) and the combined company following the anticipated consummation of the proposed acquisition of Tenet by Eliem; the anticipated size of and investors in the private placement; the anticipated benefits of the acquisition; the anticipated timing of closing the acquisition and the private placement; the strategy, anticipated milestones and key inflection points of the combined company; the anticipated use of proceeds of the private placement; the expected cash and cash equivalents of the combined company at closing of the acquisition and the private placement and the anticipated cash runway of the combined company; the expected ownership, management team and board of directors of the combined company; Tenet’s TNT119 product candidate, including expectations regarding TNT119’s therapeutic benefits, clinical potential and clinical development, and anticipated timelines for initiating clinical trials of TNT119, including initiating Phase 2 clinical trials for the treatment of SLE and ITP in the second half of 2024; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “will,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. The combined company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, important risks and uncertainties associated with: completion of the proposed acquisition and concurrent private placement in a timely manner or on the anticipated terms or at all; the satisfaction (or waiver) of closing conditions to the consummation of the acquisition, including with respect to the approval of Eliem’s and Tenet’s stockholders; risks related to Eliem’s and Tenet’s ability to estimate their respective operating expenses and expenses associated with the transaction; uncertainties regarding the impact any delay in the closing would have on the anticipated cash and cash equivalents of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash and cash equivalents; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the acquisition agreement or private placement; the effect of the announcement or pendency of the acquisition on Eliem’s or Tenet’s business relationships, operating results and business generally; the ability of the combined company to timely and successfully achieve or recognize the anticipated benefits of the acquisition; the outcome of any legal proceedings that may be instituted against Eliem or Tenet following any announcement of the proposed acquisition and related transactions; costs related to the proposed acquisition, including unexpected costs, charges or expenses resulting from the acquisition; changes in applicable laws or regulation; the possibility that Eliem or Tenet may be adversely affected by other economic, business and/or competitive factors; competitive responses to the transactions; Eliem’s ability to advance TNT119 and/or its other product candidates on the timelines expected or at all and to obtain and maintain necessary approvals from the U.S. Food and Drug Administration and other regulatory authorities; obtaining and maintaining the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring board; replicating in clinical trials positive results found in early-stage clinical trials of TNT119; competing successfully with other companies that are seeking to develop treatments for SLE, ITP, MN and other autoimmune driven inflammatory diseases; maintaining or protecting intellectual property rights related to TNT119 and/or its other product candidates; managing expenses; raising the substantial additional capital needed, on the timeline necessary, to continue development of TNT119 and other product candidates the combined company may develop; achieving Eliem’s other business objectives. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eliem’s actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in Eliem’s most recent filings with the U.S. Securities and Exchange Commission (the “SEC”). Furthermore, our combined pro forma information, including the projected pro forma cash upon closing of the transaction has not been audited or reviewed by our accountants and has not been prepared in accordance with Regulation S-X. The pro formas are subject to a number of adjustments and assumptions including the anticipated timeline of the acquisition, the size of the private placement, severance fees, transaction fees payable to advisors, and others, including preparation of Article 11 of Regulation S-X compliant financials, and is not necessarily indicative of what Eliem’s financial information actually would have been had the acquisition been completed on the dates described herein. These assumptions may prove to be inaccurate and as a result our pro forma amounts could vary significantly from what is disclosed herein . In addition, the forward-looking statements included in this presentation represent Eliem’s views as of the date hereof and should not be relied upon as representing Eliem’s views as of any date subsequent to the date hereof. Eliem anticipates that subsequent events and developments will cause Eliem’s views to change. However, while Eliem may elect to update these forward-looking statements at some point in the future, Eliem specifically disclaims any obligation to do so. Industry and Market Data This presentation contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

No Offer or Solicitation This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed acquisition and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Important Additional Information will be Filed with the SEC In connection with the acquisition and the private placement, Eliem intends to file with the SEC preliminary and definitive proxy statements relating to the acquisition and the private placement and other relevant documents. The definitive proxy statement will be mailed to Eliem’s stockholders as of a record date to be established for voting on the shares to be issued in the acquisition and the private placement and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE ACQUISITION OR THE PRIVATE PLACEMENT OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELIEM, TENET, THE ACQUISITION AND THE PRIVATE PLACEMENT. Investors and security holders may obtain free copies of these documents (when they become available) on the SEC’s website at www.sec.gov, on Eliem’s website at www.eliemtx.com or by contacting Eliem’s Investor Relations via email at investorrelations@eliemtx.com or by telephone at (339) 970-2843. Participants in the Solicitation Eliem, Tenet and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Eliem in connection with the issuance of shares in the acquisition and the private placement and any other matters to be voted on at the special meeting. Information about Eliem’s directors and executive officers is included in Eliem’s most recent definitive proxy statement filed with the SEC on April 6, 2023 and in Eliem’s other filings with the SEC. Additional information regarding the names, affiliations and interests of Eliem’s and Tenet’s directors and executive officers will be included in the preliminary and definitive proxy statements (when filed with the SEC). These documents (when filed with the SEC) will be available free of charge as described above.

Acquisition Overview Eliem Therapeutics to acquire Tenet Medicines in all stock transaction Equityholders of Eliem are expected to own approximately 85% and the former equityholders of Tenet are expected to own approximately 15% of the combined company In support of the acquisition, Eliem has entered into a securities purchase agreement for a private placement of common stock with a syndicate of new and existing institutional life science investors Proceeds from the private placement financing, along with current cash and cash equivalents at Eliem are expected to be approximately $210 million at the closing of the acquisition and private placement Acquisition and concurrent private placement expected to provide sufficient cash runway into 2027 through multiple potential clinical data readouts Members of Tenet executive team expected to join Eliem on an interim basis after closing of the acquisition Transaction expected to close in the middle of 2024 +

Executive Summary

01 Pipeline Overview & Rationale

02 Competitive Landscape & Differentiation

03 Clinical Proof-of-Concept with TNT119

04 Future Planning & Outlook

5

01 02 03 04 Pipeline Overview & Rationale Competitive Landscape & Differentiation Clinical Proof-of-Concept with TNT119 Future Planning & Outlook Executive Summary

Additional potentially addressable indications across several therapeutic areas Aiming to advance potentially best-in-class mAb to late-stage clinical trial(s) TNT119: Anti-CD19 mAb Designed to Treat Autoantibody-Mediated Diseases Clinical-stage program with potential as a platform molecule for autoimmune diseases CD19 is a promising target antigen for AAb-mediated diseases as a clinically-validated MoA Lead Indication(s) Pre-Clinical Phase 1 Phase 2 Phase 3 TNT119 Anti-CD19 Fc+, mAb Systemic Lupus Erythematosus Immune Thrombocytopenia Membranous Nephropathy AAb = autoantibody, Fc+ = Fc-engineered, mAb = monoclonal antibody, MoA = mechanism-of-action STAGE OF DEVELOPMENT

Pro-B Pre-B Immature B Naïve B GC B Memory B Plasma blast Plasma cell AAb- secreting B-cells TNT119 CD19 rituximab CD20 CD38 CD22 BAFF-R BCMA TACI CD19 Expression on Autoantibody-Secreting Cells (ASCs) CD19-targeted therapy can potentially deplete a broader B-cell lineage, including AAb-secreting cells, given a well-established expression profile Zhang 2023

We Hypothesize That Depletion of CD19-Expressing Plasmablasts and Plasma Cells Can Potentially Lead to Improved Clinical Benefit in Lupus ^Clinical Response Anti-CD20 mAb1 Anti-BAFF mAb2 Anti-CD19 mAb† HIGH LOW efficacy threshold for new therapies †Clinical trials of anti-CD19 mAbs in SLE have not yet been conducted; actual response rates in clinical trials may be different than depicted. 1Merrill 2004 (anti-CD20, rituximab) and 2Navarra 2011 (anti-BAFF, belimumab) mAb = monoclonal antibody

ADCC-Enhanced Anti-CD19 mAb Competitive Landscape TNT119 development focused on SLE, MN, and ITP ADCC = antibody-dependent cellular cytotoxicity, mAb = monoclonal antibody, IV = intravenous, SC = subcutaneous Q3M = once every three months, Q6M = once very 6 months, Q1W = once weekly, Q2W = once every two weeks SLE = Systemic Lupus Erythematosus, MN = Membranous Nephropathy, ITP = Immune Thrombocytopenia, MG = Myasthenia Gravis, IgG4-RD = IgG4 Related Disease, SSc = Systemic Sclerosis, DLBCL = Diffuse Large B-Cell Lymphoma †≥125 mg/mL concentration achieved in formulation development studies. ‡ref: internally generated data for TNT119, inebilizumab data from Herbst 2010, tafasitamab data from BLA review Drug (Sponsor) TNT119 (Tenet) Inebilizumab (Amgen) Tafasitamab (Incyte) Fc Design IgG1 (low fucosylation) IgG1 (afucosylated) XmAb (Fc-enhanced) In Vitro B-Cell Potency (EC50) <10 ng/mL‡ þ ý þ Indication(s) (Phase of Development) SLE, ITP (P2-ready) MN (P2/3-ready) NMOSD (Approved) MG, IgG4-RD, SSc (P3) DLBCL (Approved) Dose 200 mg, IV (SC†) 300 mg, IV 600+ mg, IV Frequency Q3M/Q6M (induction + maintenance) Q6M (induction + maintenance) Q1W/Q2W (chronic)

TNT119 Early Clinical Profile in Membranous Nephropathy Preliminary Phase 1b data from evaluable MN patients with ≥48-week follow up†* Phase 1b Dose Escalation Scheme 100 mg TNT119 200 mg TNT119 0 72 24 = TNT119 dose 48 week Cohort 2 Cohort 1 Patients diagnosed with primary MN Complete remission achieved in 3/5 evaluable patients at Week 48 Partial remission achieved in all (5/5) evaluable patients at Week 48 Remissions maintained at 72 weeks in 2/2 evaluable patients No drug-related Grade ≥3 AEs or SAEs; TNT119 was observed to be generally well-tolerated †Three additional MN subjects were dosed with TNT119, however they did not receive all 4 doses and did not reach the 48-week timepoint. *Preliminary data as of 01/23/2024, subject to change upon review of final data set post-database lock. UPCR = urine protein creatinine ratio, measured as either 24-hour urine collection or spot testing following first morning void; Complete Remission = UPCR ≤ 0.3 g/g, Partial Remission = UPCR < 3.5 g/g + >50% reduction from baseline

TNT119 Early Clinical Profile in Membranous Nephropathy Preliminary Phase 1b data from evaluable MN patients with ≥48-week follow up†* †Three additional MN subjects were dosed with TNT119, however they did not receive all 4 doses and did not reach the 48-week timepoint. *Preliminary data as of 01/23/2024, subject to change upon review of final data set post-database lock. UPCR = urine protein creatinine ratio, measured as either 24-hour urine collection or spot testing following first morning void; Complete Remission = UPCR ≤ 0.3 g/g, Partial Remission = UPCR < 3.5 g/g + >50% reduction from baseline Mean UPCR (+/- SEM) Patients diagnosed with primary MN Complete remission achieved in 3/5 evaluable patients at Week 48 Partial remission achieved in all (5/5) evaluable patients at Week 48 Remissions maintained at 72 weeks in 2/2 evaluable patients No drug-related Grade ≥3 AEs or SAEs; TNT119 was observed to be generally well-tolerated 0.3 g/g

EFFICACY Multiple case studies demonstrate CD19-directed CAR-T achieved meaningful reductions in symptoms and biomarkers of SLE1 SAFETY Potential risk for T-cell malignancy CRS and/or neurotoxicity can occur Cyclophosphamide conditioning may increase risk of bladder cancer and risk of sterility TOLERABILITY Conditioning and administration of CAR-T is an intensive procedure, may require days in hospital Potentially not a ‘one-time’ cure for all patients, ongoing evaluation of durability Prior Studies of CD19-Directed CAR-T by Third Parties Showed Profound Impact in SLE Safety, tolerability, and durability may potentially favor a mAb-based approach 1SLE patient data from Müller 2024, CRS = Cytokine Release Syndrome, SLEDAI-2K = Systemic Lupus Erythematosus Disease Activity Index 2000 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Patient 7 Patient 8

Program 2024 2Q24 TNT119 Anti-CD19 Fc+, mAb Q1 Q2 Q3 Q4 Projected Outlook We expect that our cash position following closing of the acquisition and private placement will provide runway into 2027, potentially supporting key clinical readouts for TNT119 SLE P2 OPEN MN P1b ADDITIONAL DATA SC FINAL FORMULATION DEAL CLOSE Fc+ = Fc-engineered, mAb = monoclonal antibody SC = subcutaneous, SLE = Systemic Lupus Erythematosus, MN = Membranous Nephropathy, ITP = Immune Thrombocytopenia P1 = Phase 1, P2 = Phase 2, P3 = Phase 3, 2H = second half, YE = Year End Deal close in mid-2024 Initiate Phase 2 study in SLE in 2H 2024 Initiate Phase 2 study in ITP in 2H 2024 Finalize SC formulation by YE 2024 Present additional data from MN Phase 1b study by YE 2024 ITP P2 OPEN

Lead Indications Orphan Indications Large Indications Opportunities Across Multiple Patient Populations Significant unmet needs across lead indications, >2.5M US patients with AAb-mediated disease SLE = Systemic Lupus Erythematosus, MN = Membranous Nephropathy, ITP = Immune Thrombocytopenia NMOSD = Neuromyelitis optica spectrum disorder, BP = Bullous pemphigoid, ANCA-AAV = antineutrophil cytoplasmic antibody-associated vasculitides, SSc = Systemic sclerosis; CIDP = Chronic inflammatory demyelinating polyradiculoneuropathy, IgG4-RD = IgG4 related disease, RA = Rheumatoid arthritis, MS = Multiple sclerosis Prevalence references: SLE (Izmirly 2021), ITP (internal research), MN (internal research), MG (Ye 2024), SSc (Fan 2020), ANCA-AAV (Berti 2017), CIDP (Laughlin 2009), BP (Wertenteil 2018), NMOSD (Briggs 2024), IgG4-RD (Wallace 2023), RA (Hunter 2017), Sjogren’s (Maciel 2017), MS (Wallin 2019) MG 80k SLE 240k MN 70K ITP 65k NMOSD 25k CIDP 30k SSc 85k BP 40k ANCA-AAV 140k IgG4-RD 20k RA 1300k MS 730k Sjogren’s 340k Potential to expand TNT119 development to additional indications

The list below of risk factors has been prepared solely for purposes of the proposed private placement as part of the proposed acquisition between Eliem and Tenet, and solely for potential investors in the private placement, and not for any other purpose. The risks presented below are certain of the general risks related to the proposed combined company following the acquisition, the proposed acquisition and proposed private placement, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Eliem with the U.S. Securities and Exchange Commission (the “SEC”), including the documents filed or furnished in connection with the proposed transactions between Eliem and Tenet. The risks presented in such filings may differ significantly from and be more extensive than those presented below. Investing in the private placement in connection with the consummation of the acquisition involves a high degree of risk. Investors should carefully consider the risks and uncertainties inherent in an investment in the combined company, including those described below, before subscribing for the securities in the private placement. If Eliem or the combined company cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, the combined company’s business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only ones that Eliem faces. Additional risks that Eliem currently does not know about or that Eliem currently believes to be immaterial may also impair its business, financial condition or results of operations. You should review the investors’ presentation and perform your own due diligence, prior to making an investment in the combined company. Risks Related to the Proposed Acquisition The consummation of the acquisition will be subject to a number of closing conditions and if those closing conditions are not satisfied or waived, the proposed merger agreement may be terminated in accordance with its terms, and the acquisition may not be completed. The combined company may not timely or successfully achieve the anticipated benefits of the acquisition, and the combined company may experience unexpected costs, charges or expenses resulting from the acquisition. If the acquisition’s benefits do not meet the expectations of investors or securities analysts, the market price of Eliem’s common stock or, following the consummation of the acquisition, the combined company’s common stock may decline. The ability to successfully effect the acquisition and the combined company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel. The loss of such key personnel could negatively impact the operations and financial results of the combined business. The issuance of shares of common stock as consideration in connection with the acquisition and any equity awards that may be issued in the acquisition will dilute substantially the voting power of the combined company’s stockholders. Directors of each of Eliem and Tenet may have potential conflicts of interest in recommending that their respective company’s stockholders vote in favor of the adoption of the acquisition. Entities associated with RA Capital Management (collectively, “RA Capital Management”) have significant voting power in Eliem and Tenet and may have interests in the acquisition that are different from, or in addition to, the interests of other stockholders. Eliem stockholders and Tenet stockholders may not realize a benefit from the acquisition commensurate with the ownership dilution they will experience in connection with the acquisition and private placement. Any future legal proceedings in connection with the acquisition could delay or prevent the completion of the acquisition. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect Eliem’s and the combined company’s business, including Eliem’s and the combined company’s ability to consummate the acquisition, and results of operations. Risks Related to the Proposed Private Placement The closing of the private placement will be contingent upon the closing of the acquisition, which itself will be subject to a number of risks and uncertainties. Eliem may be unable to raise sufficient capital in the private placement or otherwise obtain additional financing to fund the operations and growth of the combined company following the acquisition. The issuance of shares of common stock in the private placement will dilute substantially the voting power of the combined company's stockholders who do not participate in the private placement. The combined company may utilize the proceeds from the private placement in ways that do not improve the combined company’s results of operations or enhance the value of the common stock. RA Capital Management currently has an indication of interest of $49.97 million in the private placement and will therefore have significant influence over the combined company upon the closing of the acquisition and the private placement. The securities issued in the private placement will not initially be registered with the SEC, and prior to such registration cannot be transferred or resold except in a transaction exempt from or not subject to the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws. There can be no assurance that the private placement shares will be approved for listing on Nasdaq or that we will be able to comply with Nasdaq's continued listing standards.

Risks Related to the Proposed Combined Company The combined company will incur net losses for the foreseeable future and may never achieve or maintain profitability. The combined company will need additional funding, which may not be available on acceptable terms, or at all. Failure to obtain this necessary capital when needed may force the combined company to delay, limit or terminate its product development efforts or other operations. Neither Eliem nor Tenet has generated revenue from product sales and the combined company does not expect to do so for the next several years, if ever. The combined company’s limited operating history may make it difficult for stockholders to evaluate the success of the combined company’s business and to assess its future viability. The combined company’s current or future product candidates may cause undesirable side effects or have other properties that could delay or prevent their regulatory approval, limit their commercial potential or result in significant negative consequences following any potential marketing approval. The combined company may experience delays or difficulties in the initiation or enrollment of patients in clinical trials and receipt of necessary regulatory approvals could therefore be delayed or prevented. The combined company has never completed a clinical trial and may be unable to do so for any product candidates it may develop, including TNT119. The combined company will rely on third parties to conduct its clinical trials and some aspects of its research and preclinical testing, and those third parties may not perform their obligations satisfactorily, including failing to meet deadlines for the completion of such trials, research, or testing. Success in preclinical studies or early clinical trials, including for Tenet’s TNT119, may not be indicative of results obtained in later trials. Preliminary or interim data that the combined company announces or publishes from time to time may change as more data become available and are subject to audit and verification procedures that could result in material changes in the final data. The combined company may encounter substantial delays in its clinical trials or may fail to demonstrate safety and efficacy to the satisfaction of applicable regulatory authorities. Even if the combined company completes the necessary clinical trials, we cannot predict when, or if, the combined company will obtain regulatory approval to commercialize TNT119 or other future product candidates and any approval may be for a more narrow indication than we expect. The combined company will face significant competition. The manufacture of drugs is complex and the combined company’s third-party manufacturers may encounter difficulties in production. If any of its third-party manufacturers encounter such difficulties, the combined company’s ability to provide adequate supply of its product candidates for clinical trials or its products for patients, if approved, could be delayed or prevented. The combined company expects to utilize third parties to conduct its product manufacturing for the foreseeable future. Therefore, the combined company will be subject to the risk that these third parties may not perform satisfactorily or meet regulatory requirements. Even if the combined company receives regulatory approval of TNT119 or other future product candidates, the combined company will be subject to ongoing regulatory obligations and continued regulatory oversight, which may result in significant additional expenses, and the combined company may be subject to penalties if it fails to comply with regulatory requirements or experiences unanticipated problems with any of its product candidates. TNT119 or other future product candidates of the combined company may fail to achieve the degree of market acceptance by physicians, patients, third-party payors, and others in the medical community necessary for commercial success. Product liability lawsuits against the combined company could cause it to incur substantial liabilities and could limit commercialization of TNT119 or other product candidates. The combined company will heavily rely on certain in-licensed patents and other intellectual property rights in connection with its development of TNT119 and other future product candidates and may be required to acquire or license additional patents or other intellectual property rights to continue to develop and commercialize TNT119 and other future product candidates. If we are unable to obtain and maintain patent protection for the combined company’s product candidates, or if the scope of the patent protection obtained is not sufficiently broad, our competitors could develop and commercialize products similar or identical to ours, and our ability to successfully commercialize our product candidates may be adversely affected. RA Capital Management will have significant ownership of the common stock of the combined company and will have substantial control over the combined company’s business, and RA Capital Management’s interests may differ from the interests of other stockholders.

Exhibit 99.3

Eliem Tx / Tenet Medicines Acquisition Update Conference Call Script

April 11, 2024

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OPERATOR:

Good morning, and welcome to the Eliem Therapeutics and Tenet Medicines Merger webcast and conference call. At this time, all participants are in a listen-only mode. Please be advised that this audio presentation is being recorded and will be available on the Investors section of Eliem Therapeutics’ corporate website. I would now like to turn the call over to Chris Brinzey of Westwicke, Eliem’s investor relations firm.

Please go ahead.

Thank you, operator. Today Eliem issued a press release that outlines its proposed acquisition of Tenet Medicines (“Tenet”) and the concurrent private placement financing. This release, the presentation that will be used on the call today, and a replay of today’s call will be available in the Investor Section of Eliem’s website.

Before we begin, on Slide 2, I’d like to review the Safe Harbor provision. All statements in this call and the accompanying presentation that are not factual historic statements may be deemed forward-looking statements. For instance, we’re using forward-looking statements when we’re discussing the expected structure, timing, completion, effects and potential benefits of the proposed acquisition and private placement and Eliem’s future expectations, plans and prospects for the combined company. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including those discussed in the press release and in the “Risk Factors” section of Eliem’s most recent filings with the SEC. In addition, these forward-looking statements represent Eliem’s expectations only as of today. While Eliem may elect to update these forward-looking statements, it specifically disclaims any obligation to do so. Any forward-looking statements should not be relied upon as representing Eliem’s estimates or views as of any date subsequent to today.

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Further, please note that Eliem intends to file a preliminary and definitive proxy statement with the SEC relating to the proposed acquisition and concurrent private placement. Please be advised to read, when available, the preliminary and definitive proxy statements and the other relevant documents filed with the SEC as these will contain important information about Eliem, Tenet and the transactions. Once available, these documents can be obtained free of charge from the SEC at sec.gov or on Eliem’s website.

Joining me on the call will be Dr. Andrew Levin, acting Executive Chairman of the Board of Directors of Eliem Therapeutics and Dr. Stephen Thomas, Chief Executive Officer of Tenet Medicines. With that, I’ll turn the call over to Andrew.

ANDREW LEVIN:

Thank you, Chris, and thank you everyone for joining. We communicated in July 2023 that Eliem’s Board of Directors had determined it was in the best interest of Eliem and its stockholders to explore and evaluate strategic options for maximizing shareholder value. We at Eliem, including the full board and a special committee of the board of directors, believe the acquisition of Tenet achieves this and represents a transformational event in our joint history that will support our goal of creating a leading immunology and inflammation company focused on treating autoantibody-mediated diseases. We believe the acquisition will deliver significant value to our shareholders as well as to the families and people suffering from autoimmune diseases. I would like to thank our board members and our investors for their commitment and support throughout this process.

Before turning the call over to Tenet’s CEO, Stephen, to share more information about the exciting work being done with Tenet’s lead product candidate program, TNT119, I would first like to review the details of the acquisition and concurrent private placement financing. The acquisition of Tenet is structured as a stock for stock transaction, whereby Eliem will acquire Tenet by issuing shares of its common stock to Tenet’s stockholders in exchange for all of the outstanding equity of Tenet, and Tenet will become a wholly-owned subsidiary of Eliem.

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In support of the acquisition, Eliem has entered into a securities purchase agreement for a concurrent $120 million private placement with a syndicate of new and existing institutional life sciences investors including RA Capital, Deep Track, Janus, Samsara, Pontifax and Boxer. The private placement is expected to close concurrently with the closing of the acquisition. Immediately following closing of the acquisition and the private placement, the total cash and cash equivalents of the combined company are expected to be approximately $210 million, which we expect will provide sufficient cash runway for the combined company into 2027 and through multiple key value inflection milestones including clinical data readouts from planned clinical trials.

As we work toward Eliem’s transformation into a leading immunology and inflammation company, the combined company’s leadership team following the acquisition will include members of Tenet’s current leadership team who are highly familiar with TNT119 and its potential and have past executive experience at ValenzaBio. With that it’s my pleasure to introduce and to turn the presentation over to the Chief Executive Officer and a co-founder at Tenet, Dr. Stephen Thomas, who will become the interim Chief Executive Officer of the combined company upon the closing of the acquisition.

STEPHEN THOMAS:

Thank you, Andrew, and thanks to everyone for taking the time to listen in today. I’m excited by the opportunity to join Eliem Therapeutics as we pursue a new direction for the company. Following the closing of this acquisition, we believe the combined company will have the potential to become a clinical-stage biotechnology company developing potential best-in-class therapies to treat a broad range of autoimmune disorders. Today I’ll take you through our pipeline and rationale for pursuing autoantibody-mediated diseases, talk a little bit about the competitive landscape and differentiation of our lead molecule, TNT119, and then talk through some of our preliminary clinical proof-of-concept data with TNT119 in patients with membranous nephropathy before closing with thoughts on the future outlook of the combined company following the closing of the acquisition.

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Our pipeline is focused on developing potentially best-in-class biologics for autoantibody-mediated diseases with high unmet medical needs. Our lead product candidate, TNT119, is a potent, CD19-targeted antibody with enhanced effector function that we believe has the potential to address diseases like lupus, membranous nephropathy and immune thrombocytopenia, to name a few. We believe preclinical and clinical data support CD19 as a promising target antigen for treating autoantibody-mediated disease, affording an opportunity to safely clear a broad range of B-cells. This provides clear biological rationale, allows for efficient clinical proof-of-concept, and gives us the opportunity to potentially demonstrate meaningful differentiation over existing therapies. We plan to progress TNT119 rapidly into Phase 2 clinical trials in lupus and immune thrombocytopenia, initiating clinical trials later this year.

We would like to highlight our scientific and biological rationale for targeting CD19 by reiterating its expression profile across the entire B-cell lineage, including autoantibody-secreting plasmablasts and plasma cells implicated in lupus and other autoimmune diseases. We believe this key aspect differentiates CD19 from other widely-targeted B-cell antigens, such as CD20. Emerging clinical data with CD19-targeted biologics suggests the importance of depleting these antibody-secreting cells in order to achieve optimal therapeutic benefit and clinical response.

A key component of our therapeutic hypothesis is that deeper depletion of autoantibody-secreting cells will correlate with improved clinical benefit in diseases like lupus. While existing B-cell targeted approaches provide modest clinical benefit and support the role of B-cells in lupus disease pathogenesis, our Fc-engineered anti-CD19 antibody TNT119 is designed to rapidly and durably achieve depletion of key pathogenic cell types to potentially improve clinical benefit.

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The competitive landscape for anti-CD19 mAbs with enhanced cell-killing properties is limited to only a couple of other publicly-disclosed programs. Inebilizumab, marketed as UPLIZNA by Amgen, is another CD-19 molecule currently being developed in immunology and inflammation. As I mentioned earlier, we are initially focused on developing TNT119 for lupus, membranous nephropathy, and immune thrombocytopenia, three indications where we believe we can potentially capture a first-mover advantage and generate compelling clinical data. We are actively developing a high concentration formulation to support subcutaneous administration of TNT119. We’ve achieved >125 mg/mL concentrations in early formulation development studies and hope to finalize our subcutaneous formulation by the end of this year.

We’re highly encouraged by early clinical data generated with TNT119 in membranous nephropathy patients. Membranous nephropathy is a disease that largely affects the kidney’s ability to function due to autoantibody-mediated inflammation in the glomerular basement membrane. These patients are often spilling excess protein, known as proteinuria, and, if left untreated, can lead to significant kidney damage. In a Phase 1b clinical trial, 2 cohorts of MN patients were eligible to receive up to 4 total doses of either 100 or 200 mg of TNT119, dosed bi-weekly at Weeks 0 and 24.

Changes in proteinuria, as measured by urine protein creatinine ratio, or UPCR, were tracked in 5 patients who received all 4 doses of TNT119 and had follow-up data out to at least 48 weeks. The data graphed on the left-hand side of this slide shows the mean UPCR from baseline to Week 72 in these patients. A majority of patients achieved complete remission, or CR, by Week 48, and 2 of these patients with available follow-up out to Week 72 maintained a CR. Importantly, all 5 patients who received all 4 doses benefited from TNT119, achieving substantial reductions in proteinuria from their baseline value. TNT119 was generally well-tolerated, with no drug-related serious adverse events in the trial. We believe the rapid onset and magnitude of benefit observed in these preliminary data is an encouraging signal of TNT119’s potential utility in membranous nephropathy.

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Clinical validation for targeting CD19 in lupus has recently been achieved via several sets of impressive data from third parties utilizing CD19-directed CAR-T, where patients achieved what effectively appears to be complete resolution of disease markers and symptoms. We believe that the safety, tolerability, and any potential durability challenges with CAR-T therapy could favor an antibody-based approach like TNT119, which has the potential to be better tolerated and more conveniently administered. Specifically, safety concerns like cytokine release syndrome and neurotoxicity have occurred in patients receiving CD19-directed CAR-T. We believe an antibody approach like TNT119 has the potential to access and deplete tissue-level B-cell niches that are the main drivers of disease, potentially providing similar levels of B-cell depletion and efficacy as CAR-T, but with an overall differentiated target product profile.

With the completion of the acquisition and the concurrent financing, we believe that we are well-positioned to transition Eliem into a leading immunology and inflammation company. Our projected 3-year timeline for TNT119 development has several key milestones and catalysts. In 2024, our goal is to open and initiate two Phase 2 clinical trials, one in lupus and one in immune thrombocytopenia. By the end of 2024, we expect to have finalized our high concentration formulation to potentially support subcutaneous dosing of TNT119. We’re also targeting publishing a more comprehensive set of our membranous nephropathy data at a medical conference in the 4th quarter of this year. Importantly, we expect to have a strong financial position and cash runway after the closing of the acquisition and the private placement that we expect will fund our current plans into 2027 and enable key clinical readouts for TNT119.

While we have a focused set of initial lead indications that we’re really excited about, we also want to highlight our belief that there is immense opportunity for TNT119 in other autoimmune diseases. Across both orphan and larger indications, more than 2.5 million patients in the US are living with an autoantibody-mediated disease. There are several areas of high unmet need, and we plan to intelligently progress and expand the addressable patient population with TNT119.

We believe there are additional opportunities to expand the pipeline, either via additional indications for TNT119, such as Myasthenia Gravis, or external business development to add on complimentary programs in the immunology and inflammation space. Following closing of the acquisition and financing, we expect to have a strong financial position that will provide us with the flexibility to act upon additional BD interests and continue to evolve the company as a leader in immunology and inflammation.

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In closing, we are thrilled to be announcing this transaction today, and we believe the proposed acquisition has the potential to deliver significant value to both Eliem’s and Tenet’s shareholders and to the millions of patients suffering from debilitating autoimmune diseases. I want to thank you all for listening.

And with that let me turn the call over to Andrew for closing comments.

ANDREW:

Thank you, Stephen.

And thank you all for joining us to learn more about the recent developments at Eliem. We are incredibly excited about the proposed acquisition. Together with the Tenet team we expect to create a new, well-financed immunology and inflammation company with world-class science and innovation aimed at harnessing the extraordinary potential of TNT119 across a broad range of autoimmune diseases. Thanks again for your interest in Eliem.

OPERATOR:

This concludes the webcast today. Thank you for joining.

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